UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07747

Nuveen Multistate Trust I

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds
31 May 2019
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C2	Class I
Nuveen Arizona Municipal Bond Fund	FAZTX	FZCCX	FAZCX	NMARX
Nuveen Colorado Municipal Bond Fund	FCOTX	FAFKX	FCOCX	FCORX
Nuveen New Mexico Municipal Bond Fund	FNMTX	FNCCX	FNMCX	FNMRX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

3

Chairman’s Letter to Shareholders
Dear Shareholders,
The worries weighing on markets at the end of 2018 appeared to dissipate in early 2019 as positive economic and corporate earnings news, more dovish signals from central banks and trade progress boosted investor confidence. However, political noise and trade disputes continue to drive short-term market volatility and weigh on longer-term outlooks. Investors are concerned that increased tariffs and a protracted stalemate between the U.S. and its trading partners could dampen business and consumer sentiment, weakening spending and potentially impacting the global economy. Additionally, political uncertainty and the risk of policy error appear elevated. In the U.S. in particular, low interest rate levels and the widening federal deficit have constrained the available policy tools for countering recessionary pressures. As the current U.S. economic expansion has reached the 10-year mark this summer, it’s important to note that economic expansions don’t die of old age, but mature economic cycles can be more vulnerable to an exogenous shock.
Until a clearer picture on trade emerges, more bouts of market turbulence are likely in the meantime. While the downside risks warrant careful monitoring, we believe the likelihood of a near-term recession remains low. Global economic growth is moderating, with demand driven by the historically low unemployment in the U.S., Japan and across Europe. Central banks across the developed world continue to emphasize their readiness to adjust policy, and China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy.
The opportunity set may be narrower, but we believe there is still scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
July 23, 2019

4

Portfolio Managers’
Comments
Nuveen Arizona Municipal Bond Fund
Nuveen Colorado Municipal Bond Fund
Nuveen New Mexico Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers Michael S. Hamilton and Christopher L. Drahn, CFA, review economic and market conditions, key investment strategies, and the Funds’ performance during the twelve-month period ended May 31, 2019. Michael has managed the Arizona and New Mexico Funds since 2011, and Chris has managed the Colorado Fund since that same year.
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended May 31, 2019?
The U.S. economy continued its solid expansion, with economic activity rebounding in early 2019 after a slump at the end of 2018. In the first quarter of 2019, gross domestic product (GDP), which measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes, grew at an annualized rate of 3.1%, according to the Bureau of Economic Analysis “second” estimate. A jump in exports and a buildup of inventories helped offset slower consumer and business spending in the first three months of 2019. For the full year 2018, U.S. GDP growth came in at 2.9%, as economic activity cooled over the second half of 2018 after peaking at 4.2% (annualized) in the second quarter of 2018.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate dropped to 3.6% in May 2019 from 3.8% in May 2018 and job gains averaged around 196,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.1% in May 2019. However, falling energy prices led to a slower rate of inflation over the past twelve months. The Consumer Price Index (CPI) increased 1.8% over the twelve-month reporting period ended May 31, 2019 before seasonal adjustment, as reported by the Bureau of Labor Statistics.
Low mortgage rates and low inventory drove home prices higher during this economic cycle. But the pace of price increases has slowed along with declining new home sales and housing starts. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.5% year-over-year in April 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.3% and 2.5%, respectively.
As some data began pointing to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. From December 2015 through December 2018, the Fed had gradually lifted its main policy interest rate to prevent the economy from overheating. In its final meeting of 2018, the Fed indicated that two more rate hikes might be forthcoming in 2019, roiling the markets, which had expected a more dovish tone. However, as more recent data revealed a mixed picture of the economy, the Fed said it would adopt a more “patient” approach, signaling the possibility of no rate hikes in 2019. Markets began to speculate that the Fed’s

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
next move would be a rate cut, rather than a rate increase, particularly after trade tensions intensified between the U.S. and China. However, the minutes from the Fed’s April 30-May 1 meeting showed that the Fed was in no hurry to make any policy adjustment. The Fed kept rates unchanged in its first three policy meetings of 2019, as expected, and in March announced its plan to discontinue rolling assets off its balance sheet.
During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns. Hope for a China-U.S. trade deal dimmed after the latest round of negotiations ended with an impasse and both countries levied tariff increases. Additionally, the U.S. blacklisted Chinese company Huawei, banning companies from doing business with the telecom giant without U.S. government approval. In response, China announced its own “Unreliable Entity” list. Further roiling markets was President Trump’s surprise announcement that he would impose tariffs on Mexico if the country didn’t take more action to curb illegal immigration. (Subsequent to the end of the reporting period, the two countries announced a joint agreement and the U.S. administration suspended its tariff plan.) Meanwhile, as agreed in July 2018, the U.S. and the European Union continued to withhold further tariffs. Later in 2018, the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement, but it has not yet been ratified by the countries’ legislatures. With no clear path forward on U.S.-China trade policy, markets grew increasingly worried that trade conflicts would dampen global growth, as negative sentiment could inhibit business, consumer and investor confidence and spending.
In the U.K., Prime Minister Theresa May was unable to secure a Brexit deal before the original March 29, 2019 deadline. The European Union extended the deadline to October 31, 2019, and Prime Minister May announced she would resign effective June 7, 2019, raising the possibility that her successor could favour a no-deal Brexit. Europe also contended with Italy’s eurosceptic coalition government and its challenging fiscal condition, the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey.
Elections around the world also remained a source of uncertainty. Investors grew more skeptical that Brazil’s newly elected president could deliver reforms, while some of the market’s initial fears about Mexico’s new president subsided. Europe’s traditional centrist parties lost seats in the Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.
The twelve-month reporting period began on a weak note for municipal bonds but turned strongly positive in the second half of the period. With the economy strengthening and the labor market tightening throughout the second half of 2018, the Fed continued to increase its main policy interest rate. The prevailing economic outlook was generally positive, driving the 10-year U.S. Treasury yield to a high of 3.24% in November 2018. However, interest rates declined significantly over the remainder of the reporting period on signs of a weaker macroeconomic environment, more dovish central bank policy, geopolitical tensions (especially regarding trade) and bouts of equity market volatility. The U.S. Treasury yield curve flattened overall, with a portion of the curve inverting. However, the municipal yield curve “twisted” by flattening at the short end and steepening at the long end of the curve.
Along with the falling interest rate environment, favorable supply-demand conditions were supportive of municipal bond performance. Issuance has been subdued since the passage of the Tax Cuts and Jobs Act of 2017. Because new issue advance refunding bonds are no longer tax exempt under the new tax law, the total supply of municipal bonds has decreased, boosting the scarcity value of existing municipal bonds. Municipal bond gross issuance nationwide totaled $338.6 billion in this reporting period, a 19.2% decrease from the issuance for the twelve-month reporting period ended May 31, 2018. Nevertheless, the overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been strong, the net has not, and this was an overall positive technical factor on municipal bond investment performance in recent years. Although the pace of refundings is slowing, net negative issuance is expected to continue.
6

Low global interest rates have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. The Fed’s pivot to a more dovish stance in early 2019 also brought investors back to fixed income markets, including municipal bonds, driving large inflows into the asset class in the early months of 2019. Additionally, as tax payers have begun to assess the impact of the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds in 2019 to date, especially in states with high income and/or property taxes.
What were the economic and market environments in Arizona, Colorado and New Mexico during the twelve-month reporting period ended May 31, 2019?
Arizona’s economic growth is accelerating. The state’s job growth exceeded the nation’s for 2018, driven by construction and manufacturing as well as contributions from finance, technology, health care and hospitality sectors. Arizona’s favorable business environment and ample workforce has lured new businesses into the state, recently financial institutions such as Bank of the West, Voya and Nationwide. The economy’s improvement continues to favorably impact the housing market. Gains in Arizona housing prices have been driven primarily by the Phoenix market, with the state’s smaller metropolitan areas also showing progress. According to the S&P CoreLogic Case-Shiller Index, housing prices in Phoenix rose 6.0% over the twelve months ended April 2019 (most recent data available at the time this report was prepared), compared with a 3.5% price increase nationally. In the job market, the Arizona unemployment rate was 4.9% as of May 2019. Governor Ducey signed its $10.4 billion Fiscal Year 2019 Budget, up 3.2% over previously enacted budget and the largest budget in state history. It provides additional money for K-12 education, including a teacher salary increase over three years, without raising taxes. The recovering economy has helped the state replenish its Rainy Day Fund to $457.8 million as of Fiscal Year 2018 after it was almost depleted in Fiscal Year 2009. Governor Ducey’s Proposed General Fund Fiscal Year 2020 Budget totals $11.4 billion, up 9.1% over the prior enacted Fiscal Year. The Budget Proposal includes depositing $542 million into the Rainy Day Fund, growing it to $1 billion, additional money for K-12 education, including a teacher salary increase and increased funding for public safety and drought contingency plans without raising taxes. As of February 2019, S&P and Moody’s rated Arizona’s Issuer Credit Rating at AA and Aa2, respectively, with a stable outlook. During the twelve months ended May 31, 2019 municipal issuance in Arizona totaled $5.1 billion, a gross issuance decrease of 19.5% from the twelve months ended May 31, 2018.
The economic expansion has continued in Colorado but is probably in the late-stage of the expansion. Colorado has a well-diversified economy, educated workforce, high paying jobs and strong net-migration. In 2018, the state’s economy expanded at a rate of 3.5%, compared with the national growth rate of 2.9%, which ranked Colorado 5th in terms of GDP growth by state. Colorado is home to a well-educated work force and a growing tech sector which continues to be a driving force behind economic growth. The tech sector added jobs in 2018 at the fastest pace in almost two decades. The energy industry has rebounded recently and oil production has increased 70% over the last two years due to higher oil prices. As of May 2019, Colorado’s unemployment rate of 3.2% is below the national rate of 3.6%. The rate of hiring has slowed in Colorado due to increased wages and a shortage of skilled labor. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Denver rose 3.8% during the twelve months ended April 2019 (most recent available data at the time this report was prepared), compared with a price increase of 3.5% nationally. The state recently approved a $30.5 billion state budget for Fiscal Year 2020, a 7% increase over the prior year. The budget includes $175 million to offer free full-day kindergarten throughout the state and state employees will receive a 3% pay increase. As of May 2019, Colorado’s long-term appropriation-backed obligations carried credit ratings of Aa2 and AA- from Moody’s and S&P, respectively. Colorado has issued $11.1 billion in municipal bonds for the twelve months ending May 31, 2019, a gross issuance increase of 26.4% when compared with the twelve months ending May 31, 2018.
New Mexico’s economy has struggled in recent years due to the decline in oil prices after 2014 resulting in layoffs in mining and oil drilling. Recent economic performance has been more positive resulting in employment and personal income growth. New Mexico’s unemployment rate of 4.5% as of May 2019, exceeds the national average of 3.6%. New Mexico’s per capita income was 81% of the national average. Due to relatively low economic diversity concentrated in volatile oil and gas extraction and government, movement in the price of oil and gas and what happens at the federal budget level has an outsized impact to the State. Federal funding budget cuts to defense spending and government employment continues to be a risk to the State’s recovery. Gains in professional services, health care, hospitality and tourism have supplemented the state’s recovery. During 2017, legislation was passed establishing a budget stabilization reserve aimed at minimizing oil and gas revenue volatility and building a rainy day fund to hedge against declines in revenue. Beginning in Fiscal Year 2020, excess oil and gas revenue that exceed the five-year average will be deposited into this rainy day fund. A two-thirds super majority and sign-off by the governor is required in order to appropriate out of the rainy day fund. The en-
7

Portfolio Managers’ Comments (continued)
acted Fiscal Year 2019 General Fund budget totals $6.3 billion which is 4.3% higher than Fiscal Year 2018 and increases public school spending, raises teachers’ pay, and increases public safety salaries and no new taxes. The State’s debt burden as a percentage of personal income ranks 18th among the states and 22nd based on debt per capita according to Moody’s State Debt Medians 2018. As of February 28, 2019, Standard and Poor’s and Moody’s rated New Mexico’s General Obligation Bonds AA and Aa2, respectively, with a stable outlook. For the twelve months ended May 31, 2019 New Mexico issued $1.55 billion in municipal bonds, a 7.6% gross issuance increase compared with the twelve-month period ended May 31, 2018.
How did the Funds perform during the twelve-month reporting period ended May 31, 2019?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the one-year, five-year, ten-year and/or since-inception periods ended May 31, 2019. The returns for each Fund’s Class A Shares at net asset value are compared with the performance of a corresponding market index and Lipper classification average.
For the reporting period, the Class A Shares at NAV of all three Funds underperformed the S&P Municipal Bond Index to varying degrees. The Arizona and Colorado Funds outperformed their Lipper classification average, while the New Mexico Fund underperformed it.
What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance during the twelve-month reporting period ended May 31, 2019?
All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by NAM. Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.
Nuveen Arizona Municipal Bond Fund
The Nuveen Arizona Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2019.
The Fund’s sector positioning had a slightly negative impact on relative performance, due mainly to our choices within the tax-backed sector. Fund holdings in this category tended to have less duration (interest-rate sensitivity) than similar bonds in the index and therefore lagged as longer-duration tax-backed securities outperformed. Our relative underweighting in the lagging housing sector, however, was a counterbalancing positive.
In contrast, the portfolio’s overall duration and yield curve positioning added value relative to the index. The Fund had more exposure than the index to bonds with effective durations of eight years and longer, which we held to help us capture the comparatively high yields they offered. We were simultaneously underweighted in securities with effective durations of less than four years. This yield curve positioning proved advantageous because longer-term bonds outpaced shorter-term securities as interest rates fell in the second half of the reporting period.
Credit quality positioning also contributed to relative performance, driven largely by the Fund’s overweighting in below investment grade bonds, especially those rated BB. These securities, which carried higher yields, generally outpaced their investment grade counterparts. Having less exposure to the AAA rating category also proved beneficial, as this market segment lagged the performance of lower rated bonds.
We were more active than usual with bond purchases this reporting period, driven in part by opportunities we saw in the marketplace when yields rose in late 2018, as well as by significant shareholder inflows into the Fund in the second half of the reporting period. We steadily worked to invest these inflows, along with the proceeds of bond calls and maturities, so as to maintain consistent duration and yield curve, sector and ratings exposure. Purchases were most often longer-term securities and occurred across the ratings spectrum. In terms of sectors, we generally favored the local school district, public higher education, community facility district, local general obligation, charter school and hospital segments.
8

Our sales activity was generally limited to selling securities from the Portfolio that had been purchased when yields were considerably lower to buy attractive Arizona securities. These transactions offered two benefits, helping to boost the Fund’s income and generating a capital loss, which can apply against capital gains in the future.
Nuveen Colorado Municipal Bond Fund
The Nuveen Colorado Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2019.
Sector positioning had a generally neutral impact on the Fund’s relative performance. An overweighting in the health care sector and our exposure to the somewhat unique Colorado metropolitan district tax-backed sector were positives. (Relative to the national index, the Fund is underweighted in state and local general obligation bonds, the latter of which is partially counterbalanced by our overweighting in the tax-backed metropolitan district sector.) The Fund’s underweighting in the transportation sector modestly detracted, as this segment outperformed.
Meanwhile, the Fund’s yield curve positioning helped relative performance. The Fund was overweighted in longer-term securities, which proved beneficial as they tended to outperform shorter-dated issues, in which the Fund had an underweighting.
Credit positioning, on balance, was not a meaningful driver of relative performance during the reporting period. Given somewhat mixed performance results across credit rating tiers, our overweighting in lower investment grade and below investment grade bonds had only modest impact on the Fund’s results relative to the national S&P index. However, the Fund’s overweighting in the BBB rating category, and security selection in the non-rated credit segment, were of some relative benefit.
Proceeds for the new purchases we made during the reporting period came from a combination of sources. We saw significant and steady shareholder inflows into the Fund since January 2019, as tax-sensitive investors sought the tax-free income of municipal bonds. We also received proceeds from bond calls and maturities that funded many of our investments.
We also generated proceeds for purchases from the tax loss swapping we did in late 2018 when municipal bond yields had risen. We sold certain lower yielding issues and reinvested the proceeds in new bonds offering the higher yields prevailing in the marketplace. Besides improving the Fund’s income profile, these exchanges allowed us to recognize tax losses that we will be able to apply against capital gains.
Over the course of the reporting period, the Fund increased allocations to the AA rating category. There were also slight additions the transportation and health care sectors weighings. Notable additions to the Fund included a number of Denver International Airport bonds, which came to market in August 2018 with a bond issue exceeding $2 billion.
Nuveen New Mexico Municipal Bond Fund
The Nuveen New Mexico Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2019. This result largely reflected the lagging performance of New Mexico’s municipal bond market relative to the national municipal market, as the Fund’s naturally larger allocation to securities issued in the state hindered our relative result.
Credit rating positioning was a source of difficulty. The comparative dearth of lower rated bonds issued in New Mexico led to our natural underweighting in BB rated securities. This situation led to a relative performance drag, given that similarly rated securities in the index outpaced their higher quality counterparts.
However, duration (interest rate sensitivity) and yield curve positioning contributed to the Fund’s relative result. Our overweighting in the eight- to ten-year effective duration range was beneficial, as this segment outperformed the index. The portfolio’s underweighting in two- to four-year securities also was helpful, given that securities with these effective durations lagged. A modestly offsetting duration related factor, however, was our underweighted exposure to very long term securities, the best performing of the effective duration segments this reporting period.
9

Portfolio Managers’ Comments (continued)
Sector positioning had a negligible impact on relative performance. On the positive side, our significant overweighting in the dedicated-tax sector was helpful, given the sector’s outperformance of the index. On the negative side, our overweight allocation to the lagging housing sector detracted. Additionally, our positioning within the health care sector hurt performance. Although we were overweighted in this outperforming sector, our health care holdings generally had shorter durations than those in the national index and therefore were disadvantaged as interest rates declined.
The Fund received significant shareholder inflows this reporting period. These, along with the proceeds from bond maturities, bond calls and some sales of existing holdings, provided us with funds we used to purchase new securities. Our purchases spanned several sectors, including housing, water and sewer, dedicated tax, and higher education. These purchases primarily consisted of longer dated bonds in the market’s AA and A credit tiers.
We periodically purchased variable rate demand notes (VDRNs), extremely short-term fixed-income investments, when we identified opportunities to obtain unusually high income relative to what we viewed as minimal credit risk.
While our sales activity was limited, we sought to benefit from higher bond yields that emerged in late 2018 by engaging in tax-loss swaps, exchanging bonds in the Fund for others with similar structural and risk characteristics. In doing so, we improved the Fund’s income generation capabilities while simultaneously incurring a capital loss that in the future we can apply against capital gains.
10

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.
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Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.
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Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Arizona Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.67%	3.66%	4.83%
Class A Shares at maximum Offering Price	1.22%	2.77%	4.38%
S&P Municipal Bond Index	6.06%	3.55%	4.73%
Lipper Other States Municipal Debt Funds Classification Average	5.10%	2.84%	3.84%
Class C2 Shares	5.18%	3.11%	4.27%
Class I Shares	5.90%	3.88%	5.05%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	4.85%	2.84%	3.33%
Average Annual Total Returns as of June 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.96%	3.70%	4.93%
Class A Shares at maximum Offering Price	1.49%	2.81%	4.48%
Class C2 Shares	5.46%	3.15%	4.36%
Class I Shares	6.18%	3.92%	5.15%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	5.13%	2.87%	3.35%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.88%	1.68%	1.43%	0.68%
Effective Leverage Ratio as of May 31, 2019

Effective Leverage Ratio	0.65%
14

Growth of an Assumed $10,000 Investment as of May 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.
15

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Colorado Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.84%	3.95%	5.26%
Class A Shares at maximum Offering Price	1.36%	3.05%	4.81%
S&P Municipal Bond Index	6.06%	3.55%	4.73%
Lipper Other States Municipal Debt Funds Classification Average	5.10%	2.84%	3.84%
Class C2 Shares	5.25%	3.39%	4.70%
Class I Shares	6.02%	4.17%	5.49%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	4.96%	3.12%	3.75%
Average Annual Total Returns as of June 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	6.20%	3.99%	5.39%
Class A Shares at maximum Offering Price	1.69%	3.09%	4.94%
Class C2 Shares	5.62%	3.42%	4.81%
Class I Shares	6.38%	4.19%	5.59%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	5.33%	3.16%	3.74%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.83%	1.63%	1.38%	0.63%
Effective Leverage Ratio as of May 31, 2019

Effective Leverage Ratio	0.00%
16

Growth of an Assumed $10,000 Investment as of May 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.
17

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen New Mexico Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	4.95%	3.11%	3.90%
Class A Shares at maximum Offering Price	0.53%	2.22%	3.46%
S&P Municipal Bond Index	6.06%	3.55%	4.73%
Lipper Other States Municipal Debt Funds Classification Average	5.10%	2.84%	3.84%
Class C2 Shares	4.40%	2.54%	3.33%
Class I Shares	5.17%	3.31%	4.10%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	4.19%	2.30%	2.78%
Average Annual Total Returns as of June 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.15%	3.19%	4.01%
Class A Shares at maximum Offering Price	0.71%	2.30%	3.56%
Class C2 Shares	4.60%	2.63%	3.45%
Class I Shares	5.47%	3.39%	4.22%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	4.28%	2.37%	2.78%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.88%	1.67%	1.43%	0.68%
Effective Leverage Ratio as of May 31, 2019

Effective Leverage Ratio	0.00%
18

Growth of an Assumed $10,000 Investment as of May 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.
19

Yields    as of May 31, 2019
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen Arizona Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.57%	1.91%	2.13%	2.89%
SEC 30-Day Yield	1.70%	0.99%	1.23%	1.97%
Taxable-Equivalent Yield (28.4%)[2]	2.37%	1.38%	1.72%	2.75%
Nuveen Colorado Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.80%	2.15%	2.37%	3.09%
SEC 30-Day Yield	1.92%	1.21%	1.46%	2.20%
Taxable-Equivalent Yield (28.5%)[2]	2.68%	1.69%	2.04%	3.08%
Nuveen New Mexico Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.81%	2.13%	2.42%	3.15%
SEC 30-Day Yield	1.75%	1.04%	1.29%	2.03%
Taxable-Equivalent Yield (28.9%)[2]	2.46%	1.46%	1.81%	2.86%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.
20

Holding Summaries    as of May 31, 2019
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen Arizona Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	95.3%
Other Assets Less Liabilities	5.4%
Net Assets Plus Floating Rate Obligations	100.7%
Floating Rate Obligations	(0.7)%
Net Assets	100%

States and Territories (% of total municipal bonds)
Arizona	94.7%
Guam	3.1%
Virgin Islands	1.6%
Puerto Rico	0.6%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	22.7%
Education and Civic Organizations	22.4%
Tax Obligation/General	16.7%
Health Care	12.0%
Water and Sewer	8.7%
Utilities	5.9%
U.S. Guaranteed	5.6%
Other	6.0%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	5.6%
AAA	8.7%
AA	57.6%
A	15.1%
BBB	1.2%
BB or Lower	4.5%
N/R (not rated)	7.3%
Total	100%
21

Holding Summaries    as of May 31, 2019 (continued)
Nuveen Colorado Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	94.7%
Short-Term Municipal Bonds	4.8%
Other Assets Less Liabilities	0.5%
Net Assets	100%

States and Territories (% of total municipal bonds)
Colorado	100.0%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	36.2%
Health Care	16.4%
Education and Civic Organizations	11.5%
Transportation	9.6%
Tax Obligation/General	9.1%
Water and Sewer	5.4%
Other	11.8%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	3.7%
AAA	6.8%
AA	44.9%
A	22.8%
BBB	9.3%
BB or Lower	3.0%
N/R (not rated)	9.5%
Total	100%
22

Nuveen New Mexico Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	93.8%
Short-Term Municipal Bonds	3.0%
Other Assets Less Liabilities	3.2%
Net Assets	100%

States and Territories (% of total municipal bonds)
New Mexico	90.0%
Guam	6.5%
Virgin Islands	2.8%
Puerto Rico	0.7%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	41.8%
Water and Sewer	17.1%
Education and Civic Organizations	12.8%
Health Care	7.8%
Tax Obligation/General	7.1%
Other	13.4%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	2.7%
AAA	26.6%
AA	42.9%
A	12.9%
BBB	5.6%
BB or Lower	2.6%
N/R (not rated)	6.7%
Total	100%
23

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended May 31, 2019.
The beginning of the period is December 1, 2018.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Arizona Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,057.00	$1,053.90	$1,055.00	$1,059.00
Expenses Incurred During the Period	$ 4.41	$ 8.50	$ 7.22	$ 3.39
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.64	$1,016.65	$1,017.90	$1,021.64
Expenses Incurred During the Period	$ 4.33	$ 8.35	$ 7.09	$ 3.33
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.86%, 1.66%, 1.41% and 0.66% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
24

Nuveen Colorado Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,058.90	$1,054.70	$1,056.10	$1,059.80
Expenses Incurred During the Period	$ 4.21	$ 8.30	$ 7.02	$ 3.18
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.84	$1,016.85	$1,018.10	$1,021.84
Expenses Incurred During the Period	$ 4.13	$ 8.15	$ 6.89	$ 3.13
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.82%, 1.62%, 1.37% and 0.62% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Nuveen New Mexico Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,046.10	$1,042.80	$1,043.40	$1,047.10
Expenses Incurred During the Period	$ 4.54	$ 8.61	$ 7.34	$ 3.52
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.49	$1,016.50	$1,017.75	$1,021.49
Expenses Incurred During the Period	$ 4.48	$ 8.50	$ 7.24	$ 3.48
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.89%, 1.69%, 1.44% and 0.69% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Multistate Trust I and Shareholders of Nuveen Arizona Municipal Bond Fund, Nuveen Colorado Municipal Bond Fund and Nuveen New Mexico Municipal Bond Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Arizona Municipal Bond Fund, Nuveen Colorado Municipal Bond Fund and Nuveen New Mexico Municipal Bond Fund (three of the funds constituting Nuveen Multistate Trust I, hereafter collectively referred to as the "Funds") as of May 31, 2019, the related statements of operations for the year ended May 31, 2019, the statements of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended May 31, 2019 and each of the financial highlights for each of the five years in the period ended May 31, 2019, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
Chicago, Illinois
July 26, 2019
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.
26

Nuveen Arizona Municipal Bond Fund
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 95.3%
	MUNICIPAL BONDS – 95.3%
	Education and Civic Organizations – 21.3%
$ 1,000	Arizona Board of Regents, Arizona State University System Revenue Bonds, Green Series 2016B, 5.000%, 7/01/47	7/26 at 100.00	AA	$1,166,340
500	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Green Series 2015A, 5.000%, 7/01/41	7/25 at 100.00	AA	575,075
1,620	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Series 2017B, 5.000%, 7/01/42	7/27 at 100.00	AA	1,929,744
940	Arizona Board of Regents, University of Arizona, SPEED Revenue Bonds, Stimulus Plan for Economic and Educational Development, Series 2014, 5.000%, 8/01/44	8/24 at 100.00	Aa3	1,059,775
500	Arizona Board of Regents, University of Arizona, System Revenue Bonds, Green Series 2019A, 5.000%, 6/01/38	6/29 at 100.00	Aa2	617,455
1,500	Arizona Board of Regents, University of Arizona, System Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40	6/25 at 100.00	Aa2	1,724,340
1,250	Arizona Board of Regents, University of Arizona, System Revenue Bonds, Refunding Series 2016, 5.000%, 6/01/38	6/26 at 100.00	Aa2	1,471,362
215	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017A, 5.125%, 7/01/37, 144A	7/26 at 100.00	BB	232,383
220	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017C, 5.000%, 7/01/47	7/27 at 100.00	AA-	249,874
25	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017D, 5.000%, 7/01/37, 144A	7/27 at 100.00	BB	27,051
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017F:
300	5.000%, 7/01/37	7/27 at 100.00	AA-	344,445
705	5.000%, 7/01/47	7/27 at 100.00	AA-	800,732
150	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017G, 5.000%, 7/01/47, 144A	7/27 at 100.00	BB	159,833
230	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Montessori Academy Projects, Refunding Series 2017A, 6.000%, 11/01/37, 144A	11/27 at 100.00	N/R	232,403
500	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Pinecrest Academy of Nevada-Sloan Canyon Project, Refunding Series 2018A, 6.000%, 9/15/38, 144A	9/23 at 105.00	BB+	527,225
775	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center, Inc Project, Series 2017A, 5.000%, 3/01/48	9/27 at 100.00	AA-	896,683
1,150	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2017A, 5.000%, 7/01/47	7/27 at 100.00	AA-	1,306,158
140	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2017B, 4.250%, 7/01/27, 144A	No Opt. Call	BB	144,374
135	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2018A, 5.000%, 7/01/38	1/28 at 100.00	AA-	155,264
27

Nuveen Arizona Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 100	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional School Southwest Las Vegas Nevada Campus, Series 2018, 5.250%, 7/01/22, 144A	7/19 at 101.00	N/R	$100,056
180	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Pinecrest Academy of Nevada ? Horizon, Inspirada, and St Rose Campus Projects, Series 2018A, 5.750%, 7/15/38, 144A	7/26 at 100.00	BB+	201,573
145	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies Projects, Series 2017A, 5.000%, 7/01/37	7/27 at 100.00	AA-	169,548
210	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies Projects, Series 2017C, 5.000%, 7/01/48	7/27 at 100.00	AA-	242,617
380	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Schools Projects, Series 2016, 5.000%, 7/01/36, 144A	7/26 at 100.00	BB+	410,491
775	McAllister Academic Village LLC, Arizona, Revenue Bonds, Arizona State University Hassayampa Academic Village Project, Refunding Series 2016, 5.000%, 7/01/37	7/26 at 100.00	AA-	914,415
1,125	Northern Arizona University, System Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/40	6/24 at 100.00	A+	1,265,062
800	Northern Arizona University, System Revenue Bonds, Refunding Series 2015, 5.000%, 6/01/35 – BAM Insured	6/25 at 100.00	AA	924,416
460	Northern Arizona University, System Revenue Bonds, Series 2012, 5.000%, 6/01/41	6/21 at 100.00	A+	485,806
25	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2016A, 5.000%, 7/01/46, 144A	7/25 at 100.00	BB	26,295
400	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 5.625%, 9/01/42	9/22 at 100.00	BB	416,956
600	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Eagle College Prep Project, Series 2013A, 5.000%, 7/01/43	7/22 at 100.00	BB+	611,958
400	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies Project, Series 2016A, 5.000%, 7/01/41	7/25 at 100.00	BBB-	435,308
105	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools East Mesa and Cadence, Nevada Campuses, Series 2017A, 4.000%, 7/01/22, 144A	7/19 at 101.00	N/R	104,461
100	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Phoenix/East Mesa and Cadence, Nevada Campuses, Series 2017B, 4.000%, 7/01/22, 144A	7/19 at 101.00	N/R	99,486
220	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2015, 5.000%, 7/01/35, 144A	7/25 at 100.00	Ba1	234,810
350	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2016A, 5.000%, 7/01/41, 144A	7/26 at 100.00	Ba1	371,815
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Villa Montessori, Inc Projects, Series 2015:
140	3.250%, 7/01/25	No Opt. Call	BBB-	142,944
250	5.000%, 7/01/35	7/25 at 100.00	BBB-	266,970
800	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Vista College Preparatory Project, Series 2018A, 5.000%, 7/01/43	7/28 at 100.00	AA-	929,600
1,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Eastern Kentucky University Project, Series 2016, 5.000%, 10/01/36	10/26 at 100.00	A2	1,139,660
28

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,125	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42 (UB) (4)	6/22 at 100.00	A	$1,202,546
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Champion Schools Project, Series 2017:
100	6.000%, 6/15/37, 144A	6/26 at 100.00	N/R	103,528
320	6.125%, 6/15/47, 144A	6/26 at 100.00	N/R	331,149
100	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016, 5.250%, 7/01/36	7/26 at 100.00	BB-	92,201
25	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48, 144A	2/24 at 100.00	N/R	25,940
105	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2017, 6.125%, 2/01/28, 144A	No Opt. Call	N/R	112,373
215	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012, 7.500%, 1/01/42	1/22 at 100.00	B	203,829
250	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools ? Mesa Project, Series 2015A, 5.000%, 12/15/34, 144A	6/25 at 100.00	BB	264,235
145	Pinal County Community College District, Arizona, Revenue Bonds, Central Arizona College, Series 2017, 5.000%, 7/01/34 – BAM Insured	7/26 at 100.00	AA	170,823
470	Student and Academic Services LLC, Arizona, Lease Revenue Bonds, Northern Arizona University Project, Series 2014, 5.000%, 6/01/39 – BAM Insured	6/24 at 100.00	AA	529,013
250	Sun Devil Energy LLC, Arizona, Revenue Refunding Bonds, Arizona State University Project, Series 2008, 5.000%, 7/01/22	No Opt. Call	AA-	275,305
600	The Industrial Development Authority of the County of Maricopa, Arizona, Education Revenue Bonds, Reid Traditional School Projects, Series 2016, 5.000%, 7/01/36	7/26 at 100.00	Baa3	665,076
500	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center Inc Project, Refunding Series 2015A, 5.000%, 9/01/34, 144A	3/25 at 100.00	BB+	532,520
24,625	Total Education and Civic Organizations			27,623,301
	Health Care – 11.4%
590	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2014A, 5.000%, 1/01/44	1/24 at 100.00	AA-	654,835
500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 2011B-1&2, 5.000%, 3/01/41 – AGM Insured	3/21 at 100.00	AA	521,710
1,480	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children's Hospital, Refunding Series 2012A, 5.000%, 2/01/42	2/22 at 100.00	A1	1,579,042
1,510	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Refunding Series 2014A, 5.000%, 12/01/42	12/24 at 100.00	A2	1,688,890
600	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2019A, 5.000%, 9/01/36	9/28 at 100.00	A2	710,148
	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Refunding Series 2016A:
1,750	5.000%, 1/01/32	1/27 at 100.00	AA-	2,102,870
2,000	5.000%, 1/01/35	1/27 at 100.00	AA-	2,381,860
1,000	5.000%, 1/01/38	1/27 at 100.00	AA-	1,181,830
29

Nuveen Arizona Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,025	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2006C Re-offering, 5.000%, 9/01/35 – AGM Insured	9/20 at 100.00	AA	$1,065,170
295	Yavapai County Industrial Development Authority, Arizona, Hospital Facility Revenue Refunding Bonds, Yavapai Regional Medical Center, Series 2016, 5.000%, 8/01/36	8/26 at 100.00	A+	338,397
580	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Northern Arizona Healthcare System, Refunding Series 2011, 5.250%, 10/01/26	10/21 at 100.00	AA-	624,486
	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2013A:
500	5.000%, 8/01/20	No Opt. Call	A+	518,300
750	5.250%, 8/01/33	8/23 at 100.00	A+	836,797
500	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical Center, Series 2014A, 5.250%, 8/01/32	8/24 at 100.00	A	575,750
13,080	Total Health Care			14,780,085
	Housing/Multifamily – 1.5%
1,885	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Western Groves Apartments Project, Series 2001B, Pass through Certificates Series 2002-4, 5.800%, 11/01/34 (AMT)	8/19 at 100.00	N/R	1,886,131
	Long-Term Care – 1.1%
120	Arizona Industrial Development Authority, Multifamily Housing Revenue Bonds, Bridgewater Avondale Project, Series 2017, 5.375%, 1/01/38	7/25 at 101.00	N/R	123,224
940	Phoenix Industrial Development Authority, Arizona, Multi-Family Housing Revenue Bonds, 3rd and Indian Road Assisted Living Project, Series 2016, 5.400%, 10/01/36	10/25 at 101.00	N/R	973,831
220	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A, 6.000%, 12/01/32	12/21 at 100.00	N/R	233,123
30	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Mirabella at ASU Project, Series 2017A, 6.000%, 10/01/37, 144A	10/27 at 100.00	N/R	33,849
1,310	Total Long-Term Care			1,364,027
	Tax Obligation/General – 15.9%
550	Buckeye Union High School District 201, Maricopa County, Arizona, General Obligation Bonds, School Improvement Project, Refunding Series 2017, 5.000%, 7/01/34 – BAM Insured	7/27 at 100.00	AA	655,661
765	Dysart Unified School District Number 89, Maricopa County, Arizona, General Obligation Bonds, Refunding Series 2014, 5.000%, 7/01/27	7/24 at 100.00	AAA	883,529
860	El Mirage, Arizona, General Obligation Bonds, Series 2012, 5.000%, 7/01/42 – AGM Insured	7/22 at 100.00	AA	930,881
425	Kyrene Elementary School District 28, Maricopa County, Arizona, School Improvement Bonds, Project 2010, Series 2013B, 5.500%, 7/01/30	7/23 at 100.00	Aa1	493,599
1,000	Kyrene Elementary School District 28, Maricopa County, Arizona, School Improvement Bonds, Project 2010, Series 2015C, 5.000%, 7/01/34	7/25 at 100.00	Aa1	1,167,580
1,500	Marana Unified School District No 6 of Pima County, Arizona, School Improvement Bonds, Project of 2014, Series 2018D, 5.000%, 7/01/38 – AGM Insured	7/27 at 100.00	AA	1,778,520
370	Maricopa County School District 214 Tolleson Union High, Arizona, General Obligation Bonds, School Improvement Project 2017, Series 2018A, 5.000%, 7/01/37	7/27 at 100.00	Aa1	443,338
30

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,050	Maricopa County Special Health Care District, Arizona, General Obligation Bonds, Series 2018C, 5.000%, 7/01/35	7/28 at 100.00	AAA	$1,269,744
1,000	Maricopa County Unified School District 11, Peoria, Arizona, General Obligation Bonds, School Improvement, Series 2018, 5.000%, 7/01/34 – BAM Insured	7/27 at 100.00	AA	1,201,060
860	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds, School Improvement & Project of 2011 Series 2017E, 5.000%, 7/01/35	7/27 at 100.00	AAA	1,039,542
2,000	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds, School Improvement Project 2011 and 2017, Series 2018, 5.000%, 7/01/37	7/27 at 100.00	AAA	2,402,960
750	Mohave County Union High School District 2 Colorado River, Arizona, General Obligation Bonds, School Improvement Series 2017, 5.000%, 7/01/35	7/27 at 100.00	Aa3	893,115
690	Northwest Fire District of Pima County, Arizona, General Obligation Bonds, Series 2017, 5.000%, 7/01/36	7/27 at 100.00	AA-	828,842
335	Pima County Continental Elementary School District 39, Arizona, General Obligation Bonds, Series 2011A, 6.000%, 7/01/30 – AGM Insured	7/21 at 100.00	AA	363,529
1,125	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds, School Improvement Project 2011, Series 2014D, 5.000%, 7/01/34 – AGM Insured	7/24 at 100.00	AA	1,280,002
500	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds, School Improvement Project of 2011, Series 2013B, 5.000%, 7/01/32 – BAM Insured	7/23 at 100.00	AA	555,930
750	Pima County Unified School District 20 Vail, Arizona, General Obligation Bonds, Refunding School Improvement Series 2015, 5.000%, 7/01/33 – AGM Insured	7/25 at 100.00	AA	874,837
800	Pinal County School District 4 Casa Grande Elementary, Arizona, General Obligation Bonds, School improvement Project 2016, Series 2017A, 5.000%, 7/01/36 – BAM Insured	7/27 at 100.00	AA	951,224
1,045	Tolleson Union High School District 214 of Maricopa County, Arizona, School Improvement Bonds, Project of 1990, Series 1990A, 5.000%, 7/01/38	7/28 at 100.00	Aa1	1,269,048
500	Tucson, Arizona, Certificates of Participation, Refunding Series 2016, 4.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	513,165
	Western Maricopa Education Center District 402, Maricopa County, Arizona, General Obligation Bonds, School Improvement Project 2012, Series2014B:
360	4.500%, 7/01/33	7/24 at 100.00	AA-	399,190
335	4.500%, 7/01/34	7/24 at 100.00	AA-	370,758
17,570	Total Tax Obligation/General			20,566,054
	Tax Obligation/Limited – 21.6%
330	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A, 5.000%, 7/01/36	7/22 at 100.00	A1	349,619
1,000	Arizona State Transportation Board, Highway Revenue Bonds, Subordinate Series 2013A, 5.000%, 7/01/38	7/22 at 100.00	AA+	1,090,210
2,000	Arizona State, Certificates of Participation, Department of Administration Series 2010B, 5.000%, 10/01/26 – AGC Insured	4/20 at 100.00	AA	2,056,300
120	Buckeye, Arizona, Excise Tax Revenue Obligations, Refunding Series 2016, 4.000%, 7/01/36	7/26 at 100.00	AA	130,309
1,000	Buckeye, Arizona, Excise Tax Revenue Obligations, Series 2015, 5.000%, 7/01/37	7/25 at 100.00	AA	1,154,920
100	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds, Series 2017A, 7.000%, 7/01/41, 144A	7/27 at 100.00	N/R	103,795
31

Nuveen Arizona Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 500	Cottonwood, Arizona, Pledged Revenue Bonds, Series 2015, 5.000%, 7/01/30 – RAAI Insured	7/25 at 100.00	AA	$588,125
450	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2015, 5.000%, 7/15/39, 144A	7/25 at 100.00	N/R	473,297
500	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2017, 5.000%, 7/15/42 – AGM Insured	7/27 at 100.00	AA	579,600
1,000	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2018, 5.000%, 7/15/38 – BAM Insured	7/27 at 100.00	AA	1,147,510
143	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 1, Series 2013, 5.250%, 7/01/38	7/23 at 100.00	N/R	147,161
300	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 1, Series 2019, 5.200%, 7/01/43	7/27 at 100.00	N/R	312,252
295	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Refunding Series 2017, 5.000%, 7/15/32 – AGM Insured	7/27 at 100.00	AA	344,592
345	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2012, 5.000%, 7/15/27 – BAM Insured	7/22 at 100.00	AA	373,228
750	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2016, 4.000%, 7/15/36 – BAM Insured	7/26 at 100.00	AA	810,105
269	Festival Ranch Community Facilities District, Buckeye, Arizona, Special Assessment Revenue Bonds, Assessment District 11, Series 2017, 5.200%, 7/01/37	7/27 at 100.00	N/R	279,959
260	Festival Ranch Community Facilities District, City of Buckeye, Arizona, General Obligation Bonds, Series 2018, 5.000%, 7/15/38 – BAM Insured	7/27 at 100.00	AA	306,361
400	Goodyear Community Facilities Utilities District 1, Arizona, General Obligation Bonds, Refunding Series 2016, 4.000%, 7/15/32	7/26 at 100.00	A1	439,408
1,000	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	BB	1,050,810
35	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation Bonds, Series 2008A, 7.400%, 7/15/33	7/19 at 100.00	BBB-	35,127
165	Merrill Ranch Community Facilities District 2, Florence, Arizona, General Obligation Bonds, Series 2017, 5.000%, 7/15/42 – BAM Insured	7/27 at 100.00	AA	189,588
900	Mesa, Arizona, Excise Tax Revenue Bonds, Series 2013, 5.000%, 7/01/32	7/22 at 100.00	AA+	987,687
300	Page, Arizona, Pledged Revenue Bonds, Refunding Series 2011, 5.000%, 7/01/26	7/21 at 100.00	AA-	320,226
810	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, JMF-Higley 2012 LLC Project, Series 2012, 5.000%, 12/01/36	12/22 at 100.00	A	877,311
500	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/33	8/24 at 100.00	AA	575,695
750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1, 4.550%, 7/01/40	7/28 at 100.00	N/R	746,955
	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Refunding Series 2016:
520	4.000%, 8/01/33	8/26 at 100.00	AA	573,544
560	4.000%, 8/01/35	8/26 at 100.00	AA	613,922
760	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Series 2018A, 5.000%, 8/01/42	8/28 at 100.00	AA	917,160
32

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	San Luis, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series2014A:
$ 600	5.000%, 7/01/34 – BAM Insured	7/24 at 100.00	AA	$684,222
900	5.000%, 7/01/38 – BAM Insured	7/24 at 100.00	AA	1,020,771
1,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Series 2015, 5.000%, 7/01/35	7/25 at 100.00	AAA	1,169,700
880	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/36	7/27 at 100.00	AAA	1,064,290
	Scottsdale, Arizona, Waterfront Commercial Community Facilities District General Obligation Bonds, Series 2007:
265	6.000%, 7/15/27, 144A	7/19 at 100.00	N/R	265,082
310	6.050%, 7/15/32, 144A	7/19 at 100.00	N/R	310,078
805	Surprise, Arizona, Pledged Revenue Bonds, Refunding Series 2015, 5.000%, 7/01/30	7/25 at 100.00	AA+	954,489
600	Tempe, Arizona, Excise Tax Revenue Bonds, Refunding Series 2016, 5.000%, 7/01/31	7/26 at 100.00	AAA	718,968
940	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012, 5.000%, 7/01/37	7/22 at 100.00	AAA	1,025,380
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A:
365	4.000%, 10/01/22 – AGM Insured	No Opt. Call	AA	370,785
985	5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	1,070,990
500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	543,650
1,090	Vistancia West Community Facilities District, Peoria, Arizona, General Obligation Bonds, Series 2016, 5.000%, 7/15/29, 144A	7/21 at 100.00	N/R	1,134,352
100	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/19 at 100.00	N/R	99,834
25,402	Total Tax Obligation/Limited			28,007,367
	Transportation – 3.3%
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2015A:
390	5.000%, 7/01/40	7/25 at 100.00	A+	449,994
1,315	5.000%, 7/01/45	7/25 at 100.00	A+	1,510,422
1,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Refunding Senior Lien Series 2013, 5.000%, 7/01/30 (AMT)	7/23 at 100.00	AA-	1,121,830
1,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/42 (AMT)	7/27 at 100.00	AA-	1,169,580
3,705	Total Transportation			4,251,826
	U.S. Guaranteed – 5.3% (5)
2,080	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Series 2013A, 5.000%, 7/01/43 (Pre-refunded 7/01/22)	7/22 at 100.00	AA	2,301,271
165	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies - Veritas Project, Series 2012, 6.300%, 7/01/42 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R	181,155
33

Nuveen Arizona Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$ 415	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Painted Rock Academy Charter School Project, Series 2012A, 7.500%, 7/01/42 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R	$441,079
285	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R	286,476
1,000	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/36 (Pre-refunded 7/01/21)	7/21 at 100.00	A+	1,077,600
560	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012, 5.000%, 7/01/37 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	618,682
1,225	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R	1,336,132
575	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center, Inc Project, Series 2011, 7.875%, 3/01/42 (Pre-refunded 3/01/21)	3/21 at 100.00	BB+	637,445
6,305	Total U.S. Guaranteed			6,879,840
	Utilities – 5.6%
760	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/39	10/24 at 100.00	AA	854,080
305	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2016, 5.000%, 7/01/35	7/26 at 100.00	A+	357,015
	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Refunding Series 2015A:
500	5.000%, 12/01/36	6/25 at 100.00	Aa1	583,390
1,000	5.000%, 12/01/45	6/25 at 100.00	Aa1	1,154,270
1,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/38	1/27 at 100.00	Aa1	1,196,380
1,805	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A3	2,338,197
810	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc Refunding, Series 2007A, 6.375%, 12/01/37 (AMT)	7/19 at 100.00	N/R	792,391
6,180	Total Utilities			7,275,723
	Water and Sewer – 8.3%
1,285	Central Arizona Water Conservation District, Arizona, Water Delivery O&M Revenue Bonds, Series 2016, 5.000%, 1/01/35	1/26 at 100.00	AA+	1,510,582
500	Glendale, Arizona, Water and Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/28	7/22 at 100.00	AA	549,345
790	Goodyear, Arizona, Water and Sewer Revenue Obligations, Refunding Subordinate Lien Series 2016, 5.000%, 7/01/45 – AGM Insured	7/26 at 100.00	AA	917,909
500	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.250%, 7/01/33	7/23 at 100.00	A-	545,050
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016:
735	5.000%, 7/01/36	7/26 at 100.00	A-	822,612
500	5.000%, 1/01/46	7/26 at 100.00	A-	553,375
34

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 450	Lake Havasu City, Arizona, Wastewater System Revenue Bonds, Refunding Senior Lien Series 2015A, 5.000%, 7/01/36 – AGM Insured	7/25 at 100.00	AA	$518,521
585	Phoenix Civic Improvement Corporation, Arizona, Wastewater System Revenue Bonds, Refunding Junior Lien Series 2014, 5.000%, 7/01/29	7/24 at 100.00	AA+	681,139
1,000	Phoenix Civic Improvement Corporation, Arizona, Wastewater System Revenue Bonds, Refunding Junior Lien Series 2016, 5.000%, 7/01/24	No Opt. Call	AA+	1,172,520
1,040	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien Series 2014A, 5.000%, 7/01/39	7/24 at 100.00	AAA	1,191,247
1,000	Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A, 5.000%, 7/01/27	7/22 at 100.00	AA	1,102,180
1,000	Yuma Municipal Property Corporation, Arizona, Utility System Revenue Bonds, Refunding Senior Lien Series 2015, 5.000%, 7/01/28	7/25 at 100.00	AA-	1,178,070
9,385	Total Water and Sewer			10,742,550
$ 109,447	Total Long-Term Investments (cost $116,692,033)			123,376,904
	Floating Rate Obligations – (0.7)%			(845,000)
	Other Assets Less Liabilities – 5.4%			6,877,702
	Net Assets – 100%			$ 129,409,606
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 - Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.
See accompanying notes to financial statements.
35

Nuveen Colorado Municipal Bond Fund
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 94.7%
	MUNICIPAL BONDS – 94.7%
	Education and Civic Organizations – 11.5%
	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds, Monument Academy Charter School Project, Refunding Series 2014:
$ 290	4.000%, 10/01/24	No Opt. Call	A+	$315,735
720	3.625%, 10/01/29	10/24 at 100.00	A+	755,856
1,005	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2008, 5.625%, 5/01/40	7/19 at 100.00	AA-	1,007,020
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Aspen Ridge School Project, Series 2015A:
500	5.000%, 7/01/36, 144A	7/25 at 100.00	BB	524,240
500	5.250%, 7/01/46, 144A	7/25 at 100.00	BB	523,510
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Belle Creek Charter School, Series 2007A, 4.625%, 3/15/37 – CIFG Insured	7/19 at 100.00	AA	1,000,750
505	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy, Inc Second Campus Project, Series 2013, 7.350%, 8/01/43	8/23 at 100.00	BB+	573,736
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Douglas County School District RE-1 - DCS Montessori School, Refunding & Improvement Series 2012, 4.000%, 7/15/27	7/22 at 100.00	A+	528,105
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014A, 5.000%, 1/15/44	1/24 at 100.00	A+	543,525
450	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Littleton Preparatory Charter School, Series 2013, 5.000%, 12/01/33	12/22 at 100.00	BB+	465,565
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc High School Project, Series 2010, 5.000%, 12/01/29	12/19 at 100.00	AA-	1,010,470
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014, 5.125%, 7/01/34, 144A	7/24 at 100.00	BB	1,052,120
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, The Classical Academy Project, Refunding Series 2015A, 5.000%, 12/01/38	12/24 at 100.00	A+	1,115,310
830	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Twin Peaks Charter Academy, Series 2011B, 7.500%, 3/15/35	3/21 at 100.00	BB+	894,831
600	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Union Colony School Project, Series 2018, 5.000%, 4/01/38	4/28 at 100.00	Aa3	701,400
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, University of Northern Colorado Lab School, Refunding & Improvement Series 2015, 5.000%, 12/15/45	12/25 at 100.00	BBB-	1,064,050
36

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Weld County School District 6 - Frontier Academy, Refunding & Improvement Series 2016:
$ 280	3.000%, 6/01/19	No Opt. Call	A+	$280,000
230	4.000%, 6/01/21	No Opt. Call	A+	240,739
500	Colorado Educational and Cultural Facilities Authority, Independent School Revenue Bonds, Kent Denver School Project, Series 2016, 5.000%, 10/01/36	10/26 at 100.00	A	579,490
500	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Johnson & Wales University Project, Series 2013A, 5.250%, 4/01/43	4/23 at 100.00	A-	534,445
1,000	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, University Corporation for Atmospheric Research Project, Refunding Series 2012B, 5.000%, 9/01/33	9/22 at 100.00	A+	1,091,530
	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, University of Denver, Series 2017A:
370	4.000%, 3/01/34	3/27 at 100.00	AA-	409,531
1,000	4.000%, 3/01/35	3/27 at 100.00	AA-	1,103,290
1,000	Colorado Mesa University, Colorado, Enterprise Revenue Bonds, Series 2019B, 5.000%, 5/15/44 (WI/DD, Settling 6/05/19)	5/29 at 100.00	Aa2	1,212,090
3,000	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise Revenue Bonds, Series 2017B, 5.000%, 12/01/42	12/27 at 100.00	A+	3,548,820
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Refunding Series 2016B:
500	5.000%, 3/01/34	3/27 at 100.00	Aa3	593,480
500	5.000%, 3/01/41	3/27 at 100.00	Aa3	583,725
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Refunding Series 2017A:
1,335	4.000%, 3/01/34	9/27 at 100.00	AA	1,499,699
1,450	4.000%, 3/01/40	9/27 at 100.00	AA	1,601,394
1,500	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Refunding Series 2017E, 4.000%, 3/01/43	3/28 at 100.00	AA	1,658,430
2,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2015A, 4.000%, 3/01/35	3/25 at 100.00	Aa3	2,161,420
1,000	Metropolitan State University of Denver, Colorado, Institutional Enterprise Revenue Bonds, Aerospace and Engineering Sciences Building Project, Series 2016, 4.000%, 12/01/40	12/25 at 100.00	Aa2	1,082,340
645	University of Colorado, Enterprise System Revenue Bonds, Refunding Series 2014B-1, 4.000%, 6/01/34	6/24 at 100.00	Aa1	698,083
3,410	University of Colorado, Enterprise System Revenue Bonds, Refunding Series 2017A-2, 4.000%, 6/01/36	6/28 at 100.00	Aa1	3,835,500
2,000	University of Northern Colorado at Greeley, Institutional Enterprise System Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40	6/25 at 100.00	Aa2	2,295,500
33,620	Total Education and Civic Organizations			37,085,729
37

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care – 14.5%
$ 2,190	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, Boulder Community Hospital Project, Series 2012, 5.000%, 10/01/42	10/22 at 100.00	A2	$2,348,578
3,535	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, NCMC Inc, Series 2016, 4.000%, 5/15/32	5/26 at 100.00	A+	3,889,313
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2016A, 4.000%, 11/15/46	5/26 at 100.00	AA	1,073,480
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2018A, 5.000%, 11/15/48	5/28 at 100.00	AA	2,347,740
5,445	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2018B, 5.000%, 11/15/48 (Mandatory Put 11/20/25)	No Opt. Call	AA	6,507,428
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health, Sunbelt Obligated Group, Series 2014E, 5.000%, 11/15/29	5/24 at 100.00	AA	1,148,890
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.250%, 10/01/33	7/19 at 100.00	BBB+	1,007,110
1,530	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.000%, 7/01/39	7/19 at 100.00	BBB+	1,534,116
1,460	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009B, 5.000%, 7/01/38	11/22 at 100.00	BBB+	1,571,135
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A:
1,510	5.250%, 1/01/40	1/23 at 100.00	BBB+	1,669,139
2,000	5.250%, 1/01/45	1/23 at 100.00	BBB+	2,207,500
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children's Hospital Colorado Project, Series 2016A:
1,715	5.000%, 12/01/41	6/26 at 100.00	A+	1,976,297
2,200	5.000%, 12/01/44	6/26 at 100.00	A+	2,530,374
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Refunding Series 2015B:
3,500	5.000%, 9/01/31	9/25 at 100.00	A3	4,031,020
1,315	4.000%, 9/01/34	9/25 at 100.00	A3	1,400,146
1,450	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA-	1,475,984
575	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2013A, 5.000%, 1/01/44	1/24 at 100.00	AA-	633,995
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2015, 5.000%, 5/15/45	5/25 at 100.00	A-	2,228,100
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2017A:
1,340	4.000%, 5/15/34	5/27 at 100.00	A-	1,452,305
1,050	4.000%, 5/15/35	5/27 at 100.00	A-	1,130,504
38

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010:
$ 515	5.500%, 9/01/25	3/20 at 100.00	BB+	$526,145
600	5.500%, 9/01/30	3/20 at 100.00	BB+	610,464
250	Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2014A, 5.000%, 12/01/39	12/23 at 100.00	BBB	271,993
3,000	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2017C-2, 5.000%, 11/15/38 (Mandatory Put 3/01/22)	9/21 at 100.00	AA-	3,220,770
42,180	Total Health Care			46,792,526
	Housing/Multifamily – 0.1%
280	Denver City & County Housing Authority, Colorado, Capital Fund Program Revenue Bonds, Three Tower Rehabilitation, Series 2007, 5.200%, 11/01/27 – AGM Insured (AMT)	7/19 at 100.00	A2	280,770
	Housing/Single Family – 0.0%
75	Colorado Housing and Finance Authority, Single Family Mortgage Bonds, Class I Series 2011A-A, 4.850%, 11/01/26	5/21 at 100.00	Aaa	75,567
	Long-Term Care – 4.9%
	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017:
50	5.000%, 6/01/37	6/27 at 100.00	A-	57,544
1,585	5.000%, 6/01/42	6/27 at 100.00	A-	1,804,903
500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2016, 6.125%, 2/01/46, 144A	2/26 at 100.00	N/R	511,105
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Neighborhoods Project, Refunding Series 2016:
1,250	5.000%, 1/01/31	1/24 at 102.00	N/R	1,376,788
2,215	5.000%, 1/01/37	1/24 at 102.00	N/R	2,406,819
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc, Refunding Series 2012A, 5.000%, 12/01/33	12/22 at 100.00	A-	1,080,600
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc, Refunding Series 2015A, 5.000%, 12/01/35	6/25 at 100.00	A-	1,114,450
640	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2012, 5.000%, 12/01/42	6/22 at 100.00	BBB+	678,688
1,085	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	BBB+	1,204,285
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
450	5.000%, 6/01/35	6/25 at 100.00	A-	504,414
3,000	5.000%, 6/01/45	6/25 at 100.00	A-	3,313,200
300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project, Refunding & Improvement Series 2017A, 5.250%, 5/15/47	5/27 at 100.00	BB+	333,504
39

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 1,430	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project, Refunding & Improvement Series 2017B, 5.000%, 5/15/48	5/23 at 100.00	BB+	$ 1,501,414
14,505	Total Long-Term Care			15,887,714
	Tax Obligation/General – 9.0%
250	Adams and Weld Counties School District 27J, Brighton, Colorado, General Obligation Bonds, Series 2015, 5.000%, 12/01/40	12/25 at 100.00	AA	291,922
1,000	Arapahoe County School District 6, Littleton, Colorado, General Obligation Bonds, Series 2019A, 5.500%, 12/01/38	12/28 at 100.00	Aa1	1,275,880
150	Boulder Larimer & Weld Counties School District RE-1J Saint Vrain Valley, Colorado, General Obligation Bonds, Series 2016C, 4.000%, 12/15/34	12/26 at 100.00	AA+	166,523
2,475	Boulder Valley School District RE2, Boulder County, Colorado, General Obligation Bonds, Series 2019A, 5.000%, 12/01/33	6/29 at 100.00	AA+	3,138,894
2,040	Eagle River Fire Protection District, Eagle County, Colorado, General Obligation Bonds, Series 2016, 4.000%, 12/01/46 – AGM Insured	12/26 at 100.00	AA	2,191,837
	Eagle River Water and Sanitation District, Eagle County, Colorado, General Obligation Bonds, Series 2016:
780	4.500%, 12/01/36	12/26 at 100.00	AA-	885,994
2,500	5.000%, 12/01/45	12/26 at 100.00	AA-	2,929,300
550	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015, 5.250%, 12/01/34	12/22 at 100.00	N/R	580,635
1,345	El Paso County School District 20, Academy, Colorado, General Obligation Bonds, Series 2017, 4.000%, 12/15/40	12/26 at 100.00	Aa2	1,454,510
505	El Paso County School District 38, Lewis Palmer, Colorado, General Obligation Refunding Bonds, Series 2001, 6.000%, 12/01/21	No Opt. Call	AA	548,486
	Foothills Park and Recreation District, Subdistrict A, Jefferson County, Colorado, General Obligation Bonds, Refunding Series 2015:
600	3.250%, 12/01/29 – AGM Insured	12/25 at 100.00	AA	639,738
440	5.000%, 12/01/30 – AGM Insured	12/25 at 100.00	AA	520,656
1,275	5.000%, 12/01/31 – AGM Insured	12/25 at 100.00	AA	1,504,908
	Grand River Hospital District, Garfield and Mesa Counties, Colorado, General Obligation Bonds, Series 2018:
655	5.250%, 12/01/34 – AGM Insured	12/28 at 100.00	AA	792,753
1,750	5.250%, 12/01/37 – AGM Insured	12/28 at 100.00	AA	2,096,955
	Gunnison Watershed School District RE1J, Gunnison and Saguache Counties, Colorado, General Obligation Bonds, Refunding Series 2014A:
1,000	4.000%, 12/01/32	12/24 at 100.00	Aa2	1,087,480
1,000	4.000%, 12/01/33	12/24 at 100.00	Aa2	1,086,070
2,875	Larimer, Weld and Boulder Counties School District R2-J, Thompson, Colorado, General Obligation Bonds, Series 2019, 5.000%, 12/15/31	12/28 at 100.00	AA	3,644,609
750	Louisville, Boulder County, Colorado, General Obligation Bonds, Limited Tax, Series 2017, 4.000%, 12/01/35	12/26 at 100.00	AA+	828,862
1,040	Platte Valley Fire Protection District, Colorado, Certificates of Participation, Series 2012, 5.000%, 12/01/46	12/21 at 100.00	A3	1,104,553
40

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 2,000	Westminster Public Schools, Adams County, Colorado, Certificates of Participation, Series 2019, 5.000%, 12/01/43 – AGM Insured	12/28 at 100.00	AA	$ 2,376,380
24,980	Total Tax Obligation/General			29,146,945
	Tax Obligation/Limited – 33.8%
1,650	Anthem West Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/35 – BAM Insured	12/25 at 100.00	AA	1,910,238
500	Arista Metropolitan District, Broomfield County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Convertible to Unlimited Tax Series 2018A, 5.125%, 12/01/48	12/23 at 103.00	N/R	521,625
3,000	Aspen, Colorado, Certificates of Participation, Series 2019, 5.000%, 12/01/48 (WI/DD, Settling 6/06/19)	12/29 at 100.00	Aa1	3,644,490
1,340	Belle Creek Metropolitan District 1, Adams County, Colorado, General Obligation Bonds, Refunding Series 2011, 6.000%, 12/01/26	12/20 at 100.00	BB+	1,398,545
525	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2017A, 5.000%, 12/01/37	12/22 at 103.00	N/R	548,950
	Buffalo Ridge Metropolitan District (In the City of Commerce City), Adams County, Colorado, General Obligation Refunding and Improvement Bonds, Series 2018A:
1,020	5.000%, 12/01/34 – BAM Insured	12/28 at 100.00	AA	1,230,365
1,805	4.000%, 12/01/47 – BAM Insured	12/28 at 100.00	AA	1,929,401
1,145	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/47, 144A	12/22 at 103.00	N/R	1,189,323
500	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013A, 5.625%, 12/01/38	12/23 at 100.00	BBB	566,335
130	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2014, 5.000%, 12/01/43	12/23 at 100.00	BB+	138,373
500	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue Bonds, Refunding Senior Lien Series 2015A, 5.000%, 6/01/37	12/25 at 100.00	N/R	509,990
500	Cherrylane Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2018A, 5.250%, 12/01/47	12/23 at 103.00	N/R	515,605
1,100	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2018, 5.875%, 12/01/46	12/23 at 103.00	N/R	1,194,974
2,000	Colorado State, Building Excellent Schools Today, Certificates of Participation, Series 2017J, 5.250%, 3/15/42	3/27 at 100.00	Aa2	2,393,180
1,000	Colorado State, Certificates of Participation, Rural Series 2018A, 4.000%, 12/15/35	12/28 at 100.00	Aa2	1,114,240
2,000	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Refunding Series 2015, 5.000%, 8/01/36 – BAM Insured	8/25 at 100.00	AA	2,319,120
1,000	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014, 5.000%, 8/01/44 – AGM Insured	8/24 at 100.00	AA	1,124,830
	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2016:
1,200	5.000%, 8/01/41	8/26 at 100.00	AA	1,389,012
6,000	5.000%, 8/01/46	8/26 at 100.00	AA	6,920,820
500	Copperleaf Metropolitan District 2, Arapahoe County, Colorado, General Obligation Bonds, Refunding Limited Tax Convertible to Unlimited Tax Series 2015, 5.750%, 12/01/45	12/20 at 103.00	N/R	524,815
41

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,000	Cross Creek Metropolitan District 2, Aurora, Colorado, Unlimited Tax General Obligation Bonds, Refunding Series 2018, 4.000%, 12/01/45 – AGM Insured	12/28 at 100.00	AA	$1,070,570
500	Cuchares Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2016A, 5.000%, 12/01/45	12/21 at 103.00	N/R	507,425
975	Cumberland Green Metropolitan District, El Paso County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2015, 5.250%, 12/01/45	12/25 at 100.00	N/R	988,903
1,185	Denver City and County School District 1, Colorado, Lease Purchase Program Certificates of Participation, Series 2015B, 5.000%, 12/15/45	12/25 at 100.00	Aa2	1,368,248
4,655	Denver City and County, Colorado, Dedicated Tax Revenue Bonds, Improvement Series 2018A, 5.000%, 8/01/48	8/26 at 100.00	AA	5,441,369
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016:
1,000	5.000%, 12/01/29	12/26 at 100.00	Baa2	1,164,640
3,000	5.000%, 12/01/34	12/26 at 100.00	Baa2	3,454,170
140	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado Urban Redevelopment Area, Series 2018A, 5.250%, 12/01/39, 144A	12/23 at 103.00	N/R	148,074
500	Denver West Promenade Metropolitan District, Lakewood, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2013, 5.375%, 12/01/42	6/23 at 100.00	N/R	508,515
1,000	Denver, Colorado, Certificates of Participation, Convention Center Expansion Project, Series 2018A, 4.000%, 6/01/48	6/26 at 100.00	AA+	1,068,320
1,500	Ebert Metropolitan District (In the City and County of Denver, Colorado), Limited Tax General Obligation Refunding Bonds, Series 2018A-1, 5.000%, 12/01/43 – BAM Insured	12/28 at 100.00	AA	1,786,425
2,000	El Paso County School District 49 Falcon, Colorado, Certificates of Participation, Series 2017B, 5.000%, 12/15/42	12/26 at 100.00	Aa3	2,323,840
1,070	Erie, Colorado, Certificates of Participation, Series 2010, 5.000%, 11/01/37	11/24 at 100.00	AA	1,226,188
484	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	492,770
500	Fitzsimons Village Metropolitan District 3, Arapahoe County, Colorado, Tax Increment/Public Improvement Fee Supported Revenue Bonds, Series 2014A, 6.000%, 3/01/44	3/20 at 100.00	N/R	484,915
500	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 6.000%, 12/01/38	12/24 at 100.00	N/R	519,860
500	Forest Trace Metropolitan District 3, Aurora City, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016A, 5.000%, 12/01/46	12/21 at 103.00	N/R	514,245
500	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	518,180
300	Fossil Ridge Metropolitan District No 3, In the City of Lakewood, Jefferson County, Colorado, General Obligation Limited Tax Bonds, Series 2014, 4.000%, 12/01/27	12/20 at 100.00	BBB	306,315
800	Glen Metropolitan District 1, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 4.500%, 12/01/45 – BAM Insured	12/25 at 100.00	AA	877,000
475	Grand Junction, Colorado, Certificates of Participation, Series 2019, 4.000%, 12/01/35 (WI/DD, Settling 6/04/19)	12/29 at 100.00	AA-	531,786
42

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 335	Harvest Junction Metropolitan District, Longmont, Colorado, General Obligation Bonds, Refunding and Improvement Series 2012, 5.200%, 12/01/32	12/22 at 100.00	N/R	$359,030
1,000	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Refunding & Improvement Series 2015, 6.125%, 12/01/44	12/24 at 100.00	N/R	1,032,620
1,125	High Plains Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Refunding Series 2017, 5.000%, 12/01/35 – NPFG Insured	12/27 at 100.00	Baa2	1,326,262
500	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2015, 5.500%, 12/01/45	12/20 at 103.00	N/R	504,745
500	Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 12/15/25	12/23 at 100.00	N/R	513,340
500	Leyden Rock Metropolitan District No 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016A, 5.000%, 12/01/45	12/21 at 103.00	N/R	514,245
	Lincoln Park Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation and Improvement Bonds, Refunding Series 2018:
460	5.000%, 12/01/42 – AGM Insured	12/27 at 100.00	AA	538,798
2,000	5.000%, 12/01/46 – AGM Insured	12/27 at 100.00	AA	2,340,700
	Lorson Ranch Metropolitan District 2, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2016:
825	5.000%, 12/01/36	12/26 at 100.00	BBB+	939,741
1,805	5.000%, 12/01/41	12/26 at 100.00	BBB+	2,036,257
650	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding Bonds, Series 2017, 5.000%, 12/01/42 – AGM Insured	12/27 at 100.00	AA	766,740
1,000	Montrose County, Colorado, Certificates of Participation, Series 2014, 5.000%, 12/01/34	12/24 at 100.00	BBB+	1,106,390
500	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 5.000%, 12/01/46	12/25 at 100.00	N/R	515,355
500	Mountain Shadows Metropolitan District, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2015, 5.500%, 12/01/44	12/25 at 100.00	N/R	506,800
725	North Range Metropolitan District No 2 , In the City of Commerce City, Adams County, Colorado , Limited Tax General Obligation and Special Revenue and Improvement Bonds, Refunding Series 2017A, 5.625%, 12/01/37	12/22 at 103.00	N/R	755,153
1,500	Park 70 Metropolitan District, City of Aurora, Colorado, General Obligation Refunding and Improvement Bonds, Series 2016, 5.000%, 12/01/36	12/26 at 100.00	Baa3	1,658,640
	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A:
1,055	5.000%, 12/01/33 – NPFG Insured	12/25 at 100.00	A	1,212,712
235	5.000%, 12/01/45	12/25 at 100.00	A	262,175
2,250	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Series 2017A, 5.000%, 12/01/46	12/25 at 100.00	A	2,543,670
1,225	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Series 2018A, 4.000%, 12/01/51	12/28 at 100.00	A	1,283,751
500	Parker Homestead Metropolitan District, Parker, Douglas County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2016, 5.625%, 12/01/44	12/21 at 103.00	N/R	529,110
43

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/40, 144A	12/22 at 100.00	N/R	$1,563,825
500	Powhaton Road Metropolitan District 2, Arapahoe County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2019A, 5.625%, 12/01/48	12/23 at 103.00	N/R	515,700
2,500	Rampart Range Metropolitan District 1, Lone Tree, Colorado, Limited Tax Supported and Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/42	12/27 at 100.00	AA	2,934,450
400	Red Sky Ranch Metropolitan District, Eagle County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2015, 5.000%, 12/01/44	12/24 at 100.00	N/R	410,416
2,500	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project, Series 2016A, 5.000%, 11/01/46	11/26 at 100.00	AA+	2,941,150
2,385	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project, Series 2017B, 4.000%, 11/01/35	11/27 at 100.00	AA+	2,648,733
500	Reserve Metropolitan District 2, Mount Crested Butte, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/45	12/26 at 100.00	N/R	513,825
1,000	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2010B, 5.000%, 12/01/40	12/20 at 100.00	A	1,042,750
2,000	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds, Limited Tax Series 2016A, 5.500%, 12/01/46	12/21 at 103.00	N/R	2,075,660
200	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2017A-1, 5.000%, 12/01/37	12/27 at 100.00	Ba1	218,646
350	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2017A-2, 5.000%, 12/01/47	12/27 at 100.00	Ba1	377,080
500	Southwest Timnath Metropolitan District 4, Timnath, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2017A, 5.375%, 12/01/47	12/22 at 103.00	N/R	508,070
150	Stoneridge Metropolitan District, Colorado, General Obligation Bonds, Limited Tax Refunding & Improvement Series 2016, 4.250%, 12/01/28 – BAM Insured	12/26 at 100.00	AA	171,723
1,112	Tallyn's Reach Metropolitan District 3, Aurora, Colorado, General Obligation Refunding and Improvement Bonds, Limited Tax Convertible to Unlimited Tax, Series 2013, 5.000%, 12/01/33	12/23 at 100.00	N/R	1,180,766
750	Thompson Crossing Metropolitan District 2, Johnstown, Larimer County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016B, 5.000%, 12/01/46 – AGM Insured	12/26 at 100.00	AA	850,620
770	Thornton Development Authority, Colorado, Tax Increment Revenue Bonds, North Washington Street Corridor Project, Refunding Series 2015, 3.250%, 12/01/28	12/24 at 100.00	A+	808,069
2,000	Triview Metropolitan District 4, El Paso County, Colorado, General Obligation Bonds, Limited Tax Series 2018, 5.750%, 12/01/48, 144A	12/23 at 103.00	N/R	2,102,960
	Vista Ridge Metropolitan District, In the Town of Erie, Weld County, Colorado, General Obligation Refunding Bonds, Series 2016A:
525	5.000%, 12/01/28 – BAM Insured	12/26 at 100.00	AA	620,576
1,250	5.000%, 12/01/31 – BAM Insured	12/26 at 100.00	AA	1,454,687
500	4.000%, 12/01/36 – BAM Insured	12/26 at 100.00	AA	538,555
44

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Water Valley Metropolitan District 1, Colorado, General Obligation Bonds, Refunding Series 2016:
$ 1,000	4.000%, 12/01/33	12/26 at 100.00	N/R	$1,016,850
300	5.000%, 12/01/35	12/26 at 100.00	N/R	323,481
645	5.250%, 12/01/40	12/26 at 100.00	N/R	698,916
	Westminster, Colorado, Certificates of Participation, Series 2015A:
1,500	5.000%, 12/01/35	12/25 at 100.00	AA	1,766,190
1,000	4.000%, 12/01/38	12/25 at 100.00	AA	1,080,340
	Wheatlands Metropolitan District 2, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Refunding Series 2015:
1,000	5.000%, 12/01/30 – BAM Insured	12/25 at 100.00	AA	1,177,310
1,595	4.000%, 12/01/38 – BAM Insured	12/25 at 100.00	AA	1,688,930
500	Wildgrass Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2014A, 4.000%, 12/01/34 – BAM Insured	12/24 at 100.00	AA	537,175
98,121	Total Tax Obligation/Limited			109,399,676
	Transportation – 9.6%
1,000	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds, Senior Lien Series 2017, 5.000%, 12/31/51	12/24 at 100.00	BBB	1,093,350
500	Colorado High Performance Transportation Enterprise, US 36 and I-25 Managed Lanes Revenue Bonds, Senior Lien Series 2014, 5.750%, 1/01/44 (AMT)	1/23 at 100.00	BBB-	548,050
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2009A, 5.000%, 11/15/31	11/19 at 100.00	AA-	1,014,670
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/29	11/20 at 100.00	AA-	1,048,530
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2017A, 5.000%, 11/15/29 (AMT)	11/27 at 100.00	AA-	1,223,600
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.250%, 11/15/33	11/23 at 100.00	A+	1,137,450
	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018A:
1,805	5.000%, 12/01/27 (AMT)	No Opt. Call	A+	2,238,272
1,510	5.000%, 12/01/28 (AMT)	No Opt. Call	A+	1,895,865
4,305	5.000%, 12/01/43 (AMT)	12/28 at 100.00	A+	5,119,119
3,250	5.000%, 12/01/48 (AMT)	12/28 at 100.00	A+	3,844,978
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2018B, 5.000%, 12/01/37	12/28 at 100.00	A+	1,226,090
500	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Airlines, Inc Project, Refunding Series 2017, 5.000%, 10/01/32 (AMT)	10/23 at 100.00	BB	543,670
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
1,135	0.000%, 9/01/19 – NPFG Insured	No Opt. Call	A	1,130,381
1,675	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	A	1,573,629
750	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Refunding Series 2011A, 6.000%, 5/01/27 (AMT)	5/21 at 100.00	Baa2	807,435
45

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Grand Junction Regional Airport Authority, Colorado, General Airport Revenue Bonds, Refunding Series 2016A:
$ 680	5.000%, 12/01/25 – NPFG Insured	No Opt. Call	Baa2	$806,813
965	5.000%, 12/01/27 – NPFG Insured	12/26 at 100.00	Baa2	1,158,598
1,215	5.000%, 12/01/32	12/26 at 100.00	A3	1,423,567
1,275	5.000%, 12/01/33	12/26 at 100.00	A3	1,490,437
1,000	5.000%, 12/01/34	12/26 at 100.00	A3	1,160,870
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
75	5.000%, 7/15/22	7/20 at 100.00	BBB+	77,045
440	5.375%, 7/15/25	7/20 at 100.00	BBB+	453,798
27,080	Total Transportation			31,016,217
	U.S. Guaranteed – 3.7% (4)
2,000	Adams County School District 1, Mapleton Public Schools, Colorado, General Obligation Bonds, Series 2010, 6.250%, 12/01/35 (Pre-refunded 12/01/20)	12/20 at 100.00	Aa2	2,141,760
350	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Parker Core Knowledge Charter School, Series 2010, 5.000%, 11/01/37 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R	367,105
500	Colorado Educational and Cultural Facilities Authority, Independent School Revenue Bonds, Kent Denver School Project, Series 2010, 5.125%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	A	505,925
1,000	Colorado Educational and Cultural Facilities Authority, Independent School Revenue Refunding Bonds, Vail Mountain School Project, Series 2010, 6.125%, 5/01/40 (Pre-refunded 5/01/20)	5/20 at 100.00	BBB-	1,041,740
500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R	504,905
780	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Longterm Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R	832,486
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2013C:
675	5.000%, 3/01/44 (Pre-refunded 3/01/23)	3/23 at 100.00	N/R	761,947
625	5.000%, 3/01/44 (Pre-refunded 3/01/23)	3/23 at 100.00	Aa3	706,731
	Eagle River Fire Protection District, Colorado, Certificates of Participation, Series 2010:
50	6.125%, 12/01/19 (ETM)	No Opt. Call	N/R	51,129
440	6.625%, 12/01/24 (Pre-refunded 12/01/19)	12/19 at 100.00	N/R	450,982
800	6.875%, 12/01/30 (Pre-refunded 12/01/19)	12/19 at 100.00	N/R	820,944
800	Eagle River Water and Sanitation District, Eagle County, Colorado, Enterprise Water Revenue Bonds, Series 2009, 5.000%, 12/01/34 (Pre-refunded 12/01/19) – AGC Insured	12/19 at 100.00	AA	814,064
835	Garfield County Public Library District, Colorado, Certificates of Participation, Regional Lease Purchase Financing Program, Series 2009, 5.375%, 12/01/27 (Pre-refunded 12/01/19)	12/19 at 100.00	A	851,207
46

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$ 2,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	AA	$ 2,138,100
11,355	Total U.S. Guaranteed			11,989,025
	Utilities – 2.2%
1,000	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Improvement Series 2010, 6.125%, 10/01/40	10/20 at 100.00	BBB	1,041,580
500	Colorado Springs, Colorado, Utilities System Revenue Bonds, Refunding Series 2015A, 4.000%, 11/15/35	11/25 at 100.00	AA+	545,545
715	Colorado Water Resources and Power Development Authority, Small Water Resources Program Revenue Bonds, City of Fountain Utility Enterprise Project, Series 2011A, 5.000%, 9/01/36 – AGM Insured	9/21 at 100.00	AA	762,555
765	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, City of Fountain, Electric, Water & Wastewater Utility Enterprise Project, Series 2014A, 4.000%, 9/01/32 – BAM Insured	9/24 at 100.00	AA	825,496
2,000	Loveland, Colorado, Electric and Communications Enterprise Revenue Bonds, Series 2019A, 5.000%, 12/01/44	12/28 at 100.00	A+	2,389,520
1,295	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.250%, 11/15/28	No Opt. Call	A+	1,656,719
6,275	Total Utilities			7,221,415
	Water and Sewer – 5.4%
3,940	Centennial Water and Sanitation District, Douglas County, Colorado, Water and Wastewater Revenue Bonds, Series 2019, 5.000%, 12/01/43	12/28 at 100.00	AAA	4,806,643
500	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, Donala Water and Sanitation District Project, Series 2011C, 5.000%, 9/01/36	9/21 at 100.00	AA-	534,280
1,000	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, Steamboat Springs Utilities Fund, Series 2011B, 4.125%, 8/01/26	8/21 at 100.00	Aa3	1,042,040
1,250	Denver City and County Board of Water Commissioners, Colorado, Water Revenue Bonds, Green Series 2017A, 4.000%, 9/15/42	9/27 at 100.00	AAA	1,365,488
	East Cherry Creek Valley Water and Sanitation District, Arapahoe County, Colorado, Water Revenue Bonds, Refunding Series 2015:
650	5.000%, 11/15/32	11/25 at 100.00	AA-	769,392
1,515	4.000%, 11/15/35	11/25 at 100.00	AA-	1,653,001
	Erie, Boulder and Weld Counties, Colorado, Water Enterprise Revenue Bonds, Refunding Series 2015:
500	3.000%, 12/01/29	12/25 at 100.00	AA	527,445
570	4.000%, 12/01/31	12/25 at 100.00	AA	630,226
	Fort Lupton, Colorado, Water System Revenue Bonds, Refunding & Improvement Series 2017:
1,140	4.000%, 12/01/42 – AGM Insured	12/27 at 100.00	AA	1,235,885
2,430	5.000%, 12/01/47 – AGM Insured	12/27 at 100.00	AA	2,870,972
1,115	North Weld County Water District, Colorado, Water Enterprise Revenue Bonds, Series 2019, 4.000%, 11/01/30	11/27 at 100.00	AA	1,288,617
47

Nuveen Colorado Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 525	Stonegate Village Metropolitan District, Colorado, Water Enterprise Revenue Bonds, Series 2015, 5.000%, 12/01/45 – AGC Insured	12/22 at 100.00	AA	$ 571,746
15,135	Total Water and Sewer			17,295,735
$ 273,606	Total Long-Term Investments (cost $291,058,690)			306,191,319

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 4.8%
	MUNICIPAL BONDS – 4.8%
	Health Care – 1.8%
$ 1,900	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2017B-1, Variable Rate Demand Obligations, 1.340%, 11/15/39 (5)	7/19 at 100.00	A-1+	$1,900,000
4,000	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2017B-2, Variable Rate Demand Obligations, 1.340%, 11/15/24 (5)	7/19 at 100.00	A-1+	4,000,000
5,900	Total Health Care			5,900,000
	Housing/Single Family – 0.8%
2,500	Colorado Housing and Finance Authority, Single Family Mortgage Bonds, Class I Adjustable Rate Series 2019-D, Variable Rate Demand Obligations, 1.400%, 11/01/37 (AMT) (5)	7/19 at 100.00	A-1+	2,500,000
	Tax Obligation/Limited – 2.2%
4,400	Denver, Colorado, Certificates of Participation, Denver Botanic Gardens Parking, Series 2008A-2, Variable Rate Demand Obligations, 2.250%, 12/01/29 (5)	8/19 at 100.00	A-1	4,400,000
2,810	Denver, Colorado, Certificates of Participation, Wellington E Webb Municipal Office Building, Refunding Series 2008A-1, Variable Rate Demand Obligations, 2.250%, 12/01/29 (5)	8/19 at 100.00	A-1	2,810,000
7,210	Total Tax Obligation/Limited			7,210,000
$ 15,610	Total Short-Term Investments (cost $15,610,000)			15,610,000
	Total Investments (cost $306,668,690) – 99.5%			321,801,319
	Other Assets Less Liabilities – 0.5%			1,553,347
	Net Assets – 100%			$ 323,354,666
48

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
49

Nuveen New Mexico Municipal Bond Fund
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 93.8%
	MUNICIPAL BONDS – 93.8%
	Education and Civic Organizations – 9.4%
$ 3,000	Los Ranchos de Albuquerque, New Mexico, Educational Facilities Revenue Bonds, Albuquerque Academy Project, Refunding & Improvement Series 2010, 5.375%, 9/01/35	9/20 at 100.00	A-	$3,131,700
1,400	New Mexico Institute of Mining and Technology, Revenue Bonds, Series 2011, 5.000%, 7/01/31	7/21 at 100.00	A+	1,489,656
500	New Mexico State University, Revenue Bonds, Refunding & Improvement Series 2017A, 5.000%, 4/01/42	4/27 at 100.00	AA-	583,340
405	University of New Mexico, Revenue Bonds, Refunding Series 1992A, 6.000%, 6/01/21	No Opt. Call	AA	416,206
750	University of New Mexico, Revenue Bonds, Refunding Subordinate Lien System Series 2012, 5.000%, 6/01/32	6/21 at 100.00	AA	796,763
1,000	University of New Mexico, Revenue Bonds, Refunding Subordinate Lien System Series 2014C, 5.000%, 6/01/35	6/24 at 100.00	AA	1,123,920
7,055	Total Education and Civic Organizations			7,541,585
	Health Care – 7.6%
1,000	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc, Series 2004A, 5.000%, 6/01/23	7/19 at 100.00	A3	1,003,090
1,250	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc, Series 2007A, 5.250%, 6/01/27	7/19 at 100.00	A-	1,253,450
805	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2012A, 5.000%, 8/01/42	8/22 at 100.00	AA	869,199
1,550	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2015A, 5.000%, 8/01/44	8/25 at 100.00	AA	1,759,312
1,010	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2017A, 5.000%, 8/01/46	11/27 at 100.00	AA	1,180,932
5,615	Total Health Care			6,065,983
	Housing/Multifamily – 2.3%
840	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, Las Palomas Apartments, Series 2006C, 4.700%, 9/01/22 (AMT)	3/20 at 100.00	AA	856,178
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (AMT)	6/19 at 100.00	N/R	1,000,790
1,840	Total Housing/Multifamily			1,856,968
	Housing/Single Family – 4.0%
145	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2011B, 5.000%, 3/01/28	3/21 at 100.00	AA+	149,688
485	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2012A, 4.125%, 9/01/42	3/22 at 100.00	AA+	500,088
50

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$ 500	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2018C, 3.875%, 7/01/43	1/28 at 100.00	Aaa	$525,825
2,000	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2019C, 3.600%, 7/01/44	7/28 at 100.00	Aaa	2,054,520
3,130	Total Housing/Single Family			3,230,121
	Long-Term Care – 2.6%
1,000	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	BBB	1,030,020
1,000	Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement Residences Project, Series 2012, 5.000%, 5/15/42	5/22 at 100.00	BBB-	1,033,420
2,000	Total Long-Term Care			2,063,440
	Tax Obligation/General – 6.9%
1,295	Albuquerque Municipal School District 12, Bernalillo and Sandoval Counties, New Mexico, General Obligation Bonds, School Building Series 2014A, 4.000%, 8/01/28	8/23 at 100.00	AA	1,409,142
1,000	Albuquerque Municipal School District 12, Bernalillo and Sandoval Counties, New Mexico, General Obligation Bonds, School Building Series 2018, 5.000%, 8/01/36	8/28 at 100.00	AA	1,229,800
1,000	Hobbs Municipal School District 33, Lea County, New Mexico, General Obligation Bonds, School Series 2014A, 5.000%, 9/15/28	9/24 at 100.00	Aa3	1,162,100
515	Silver City Consolidated School District 1, Grant County, New Mexico, General Obligation Bonds, School Building Series 2017, 4.000%, 8/01/37	8/25 at 100.00	Aa3	555,484
1,000	Taos Municipal School District, Taos County, New Mexico, General Obligation Bonds, Refunding Series 2014, 5.000%, 9/01/27	9/24 at 100.00	Aa3	1,176,310
4,810	Total Tax Obligation/General			5,532,836
	Tax Obligation/Limited – 40.5%
600	Albuquerque, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2013, 5.000%, 7/01/28	7/23 at 100.00	AAA	678,894
1,195	Albuquerque, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2015A, 5.000%, 7/01/37	7/25 at 100.00	AAA	1,394,900
500	Albuquerque, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2016C, 4.000%, 7/01/34	7/26 at 100.00	AAA	549,320
	Artesia, New Mexico, Gross Receipts Tax Revenue Bonds, Refunding Series 2019:
1,130	4.000%, 6/01/28	6/26 at 100.00	AA-	1,276,991
570	4.000%, 6/01/29	6/26 at 100.00	AA-	641,005
1,450	Bernalillo County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 1996B, 5.700%, 4/01/27 – NPFG Insured	No Opt. Call	AAA	1,762,881
1,240	Bernalillo County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 2017A, 4.000%, 6/15/34	6/27 at 100.00	AAA	1,387,039
470	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	502,345
200	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2015, 5.750%, 10/01/44	10/25 at 100.00	N/R	204,658
1,000	Clayton, New Mexico, Jail Project Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 11/01/29	11/25 at 100.00	BBB+	1,146,280
51

Nuveen New Mexico Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 600	Colfax County, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2015, 4.000%, 8/01/35 – BAM Insured	8/24 at 100.00	AA	$657,564
1,000	Curry County, New Mexico, Gross Receipts Tax Improvement Revenue Bonds, Series 2014, 5.000%, 12/01/36 – BAM Insured	12/24 at 100.00	AA	1,150,260
500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	BB	546,695
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
900	5.000%, 1/01/31	1/22 at 100.00	BB	945,999
500	5.250%, 1/01/36	1/22 at 100.00	BB	525,405
125	Los Lunas, Valencia County, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2016, 3.000%, 4/01/41	4/26 at 100.00	AA	126,003
500	Lower Petroglyphs Public Improvements District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Refunding Series 2018, 5.000%, 10/01/38	10/27 at 100.00	N/R	527,540
810	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.000%, 10/01/33	10/23 at 100.00	N/R	847,252
1,000	Montecito Estates Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Refunding Series 2016, 4.000%, 10/01/37	10/26 at 100.00	AA	1,081,340
2,320	New Mexico Finance Authority, State Transportation Revenue Bonds, State Transportation Commission Series 2014A, 5.000%, 6/15/32	6/24 at 100.00	AA	2,667,420
550	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1, 4.550%, 7/01/40	7/28 at 100.00	N/R	547,767
770	Roswell, New Mexico, Gross Receipts Tax Improvement Revenue Bonds, Series 2017, 4.000%, 8/01/34	8/27 at 100.00	AA	850,226
970	Saltillo Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Refunding Series 2018, 4.000%, 10/01/37 – BAM Insured	10/28 at 100.00	AA	1,084,751
1,015	San Juan County, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2015B, 5.000%, 6/15/33	6/24 at 100.00	A+	1,158,074
3,650	Santa Fe County, New Mexico, Correctional System Gross Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 – AGM Insured	No Opt. Call	AA	4,242,687
	Santa Fe, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Senior Lien Series 2018A:
500	5.000%, 6/01/36	6/28 at 100.00	AA+	610,200
400	5.000%, 6/01/37	6/28 at 100.00	AA+	485,700
600	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.750%, 10/01/38	7/19 at 100.00	N/R	554,664
1,000	Ventana West Public Improvement District, New Mexico, Special Levy Revenue Bonds, Refunding Series 2015, 4.000%, 8/01/33 – BAM Insured	8/25 at 100.00	AA	1,076,560
2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	2,174,600
500	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 6.750%, 10/01/33	10/24 at 100.00	N/R	518,435
500	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Senior Lien Series 2015, 6.000%, 5/01/40, 144A	5/20 at 103.00	N/R	511,475
29,065	Total Tax Obligation/Limited			32,434,930
52

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 2.5% (4)
$ 1,000	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 (Pre-refunded 10/01/20) – AGM Insured	10/20 at 100.00	AA	$1,047,080
1,000	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2009, 5.000%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	AA	1,005,650
2,000	Total U.S. Guaranteed			2,052,730
	Utilities – 1.4%
1,100	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Refunding Series 2010D, 5.900%, 6/01/40	6/20 at 100.00	BBB+	1,142,240
	Water and Sewer – 16.6%
	Albuquerque Benralillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Refunding & Improvement Senior Lien Series 2015:
1,000	5.000%, 7/01/32	7/25 at 100.00	AAA	1,173,990
1,000	4.000%, 7/01/33	7/25 at 100.00	AAA	1,097,660
1,000	Albuquerque Benralillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Refunding & Improvement Senior Lien Series 2017, 5.000%, 7/01/32	7/27 at 100.00	AAA	1,220,250
750	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/37	7/27 at 100.00	A-	847,860
1,015	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 7/01/36	7/26 at 100.00	A-	1,135,988
1,125	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Refunding Senior Lien Series 2015A, 5.000%, 6/15/31	6/25 at 100.00	AAA	1,324,204
1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Senior Lien Series 2016F, 5.000%, 6/01/41	6/26 at 100.00	AAA	1,172,560
250	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Senior Lien Series 2017E, 5.000%, 6/01/38	6/27 at 100.00	AAA	299,452
450	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Subordinate Lien Series 2018D, 5.000%, 6/01/37	6/28 at 100.00	AAA	550,494
	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Subordinate Lien Series 2019A:
915	5.000%, 6/15/35	6/28 at 100.00	AAA	1,127,509
265	5.000%, 6/15/36	6/28 at 100.00	AAA	325,526
705	Roswell, New Mexico, Joint Water and Sewerage Revenue Bonds, Improvement Series 2017, 5.000%, 6/01/37 – BAM Insured	6/26 at 100.00	AA	815,283
500	Santa Fe, New Mexico, Net Wastewater Utility System Environmental Services Gross Receipts Tax Improvement Revenue Bonds, Climate Certified Green Series 2019, 4.000%, 6/01/37	6/28 at 100.00	AA+	554,810
1,500	Santa Fe, New Mexico, Water Utility System Revenue Bonds, Refunding Series 2016, 4.000%, 6/01/39	6/26 at 100.00	AAA	1,636,335
11,475	Total Water and Sewer			13,281,921
$ 68,090	Total Long-Term Investments (cost $71,474,966)			75,202,754

53

Nuveen New Mexico Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 3.0%
	MUNICIPAL BONDS – 3.0%
	Education and Civic Organizations – 3.0%
$ 2,355	University of New Mexico, Revenue Bonds, Refunding & Improvement Subordinate Lien Series 2002C, Variable Rate Demand Obligations, 1.500%, 6/01/30 (5)	8/19 at 100.00	A-1+	$ 2,355,000
$ 2,355	Total Short-Term Investments (cost $2,355,000)			2,355,000
	Total Investments (cost $73,829,966) – 96.8%			77,557,754
	Other Assets Less Liabilities – 3.2%			2,593,176
	Net Assets – 100%			$ 80,150,930
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
See accompanying notes to financial statements.
54

Statement of Assets and Liabilities
May 31, 2019
	Arizona	Colorado	New Mexico
Assets
Long-term investments, at value (cost $116,692,033, $291,058,690 and $71,474,966, respectively)	$123,376,904	$306,191,319	$75,202,754
Short-term investments, at value (cost approximates value)	—	15,610,000	2,355,000
Cash	4,537,571	1,391,435	870,320
Receivable for:
Interest	2,160,616	4,922,338	1,127,043
Investments sold	468,000	1,835,000	680,000
Shares sold	48,101	1,522,381	323,151
Other assets	3,764	4,079	4,212
Total assets	130,594,956	331,476,552	80,562,480
Liabilities
Floating rate obligations	845,000	—	—
Payable for:
Dividends	103,032	141,194	35,279
Investments purchased	—	7,363,899	—
Shares redeemed	82,608	318,215	263,602
Accrued expenses:
Management fees	53,857	133,593	33,743
Professional fees	33,424	38,711	31,764
Trustees fees	1,218	2,730	734
12b-1 distribution and service fees	15,210	36,569	12,904
Other	51,001	86,975	33,524
Total liabilities	1,185,350	8,121,886	411,550
Net assets	$129,409,606	$323,354,666	$80,150,930

Class A Shares
Net assets	$ 57,476,208	$131,995,509	$48,949,529
Shares outstanding	5,232,256	12,116,443	4,699,185
Net asset value ("NAV") per share	$ 10.98	$ 10.89	$ 10.42
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$ 11.46	$ 11.37	$ 10.88
Class C Shares
Net assets	$ 4,209,288	$ 13,537,867	$ 2,469,052
Shares outstanding	383,444	1,245,233	236,580
NAV and offering price per share	$ 10.98	$ 10.87	$ 10.44
Class C2 Shares
Net assets	$ 3,289,067	$ 5,118,941	$ 4,084,982
Shares outstanding	299,376	471,043	392,371
NAV and offering price per share	$ 10.99	$ 10.87	$ 10.41
Class I Shares
Net assets	$ 64,435,043	$172,702,349	$24,647,367
Shares outstanding	5,853,392	15,862,491	2,354,086
NAV and offering price per share	$ 11.01	$ 10.89	$ 10.47
Fund level net assets consist of:
Capital paid-in	$125,520,375	$311,442,367	$78,667,250
Total distributable earnings	3,889,231	11,912,299	1,483,680
Fund level net assets	$129,409,606	$323,354,666	$80,150,930
Authorized shares - per class	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.
55

Statement of Operations
Year Ended May 31, 2019
	Arizona	Colorado	New Mexico
Investment Income	$4,345,166	$10,348,802	$2,837,980
Expenses
Management fees	605,068	1,330,648	375,282
12b-1 service fees - Class A Shares	108,769	221,202	92,020
12b-1 distibution and service fees - Class C Shares	39,861	126,833	23,190
12b-1 distibution and service fees - Class C2 Shares	26,643	42,628	37,422
Shareholder servicing agent fees	44,461	101,736	25,525
Interest expense	18,167	1,012	297
Custodian fees	43,407	63,210	30,318
Professional fees	38,618	49,773	34,625
Trustees fees	3,591	7,791	2,221
Shareholder reporting expenses	18,971	31,238	14,217
Federal and state registration fees	15,500	18,569	8,475
Other	10,863	14,604	10,653
Total expenses	973,919	2,009,244	654,245
Net investment income (loss)	3,371,247	8,339,558	2,183,735
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(72,084)	(686,409)	45,833
Change in net unrealized appreciation (depreciation) of investments	3,521,588	8,231,276	1,332,742
Net realized and unrealized gain (loss)	3,449,504	7,544,867	1,378,575
Net increase (decrease) in net assets from operations	$6,820,751	$15,884,425	$3,562,310
See accompanying notes to financial statements.
56

Statement of Changes in Net Assets
	Arizona		Colorado		New Mexico
	Year Ended 5/31/19	Year Ended(1) 5/31/18	Year Ended 5/31/19	Year Ended(1) 5/31/18	Year Ended 5/31/19	Year Ended(1) 5/31/18
Operations
Net investment income (loss)	$ 3,371,247	$ 3,375,018	$ 8,339,558	$ 7,523,984	$ 2,183,735	$ 2,387,314
Net realized gain (loss) from investments	(72,084)	2,483	(686,409)	(137,129)	45,833	119,141
Change in net unrealized appreciation (depreciation) of investments	3,521,588	(1,586,976)	8,231,276	(2,907,753)	1,332,742	(1,744,230)
Net increase (decrease) in net assets from operations	6,820,751	1,790,525	15,884,425	4,479,102	3,562,310	762,225
Distributions to Shareholders(2)
Dividends (3)
Class A Shares	(1,498,154)	(1,473,690)	(3,602,335)	(3,202,115)	(1,379,614)	(1,430,878)
Class C Shares	(78,459)	(92,351)	(307,167)	(319,812)	(50,368)	(59,802)
Class C2 Shares	(77,831)	(104,604)	(153,688)	(212,039)	(123,184)	(175,999)
Class I Shares	(1,692,580)	(1,639,334)	(4,513,742)	(3,737,258)	(655,869)	(711,282)
Decrease in net assets from distributions to shareholders	(3,347,024)	(3,309,979)	(8,576,932)	(7,471,224)	(2,209,035)	(2,377,961)
Fund Share Transactions
Proceeds from sale of shares	36,746,277	26,768,169	127,399,302	71,664,900	20,159,753	11,094,408
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,120,210	2,010,970	6,966,613	6,011,897	1,747,848	1,874,453
	38,866,487	28,779,139	134,365,915	77,676,797	21,907,601	12,968,861
Cost of shares redeemed	(27,252,246)	(24,463,608)	(62,831,861)	(46,903,790)	(18,580,457)	(18,436,615)
Net increase (decrease) in net assets from Fund share transactions	11,614,241	4,315,531	71,534,054	30,773,007	3,327,144	(5,467,754)
Net increase (decrease) in net assets	15,087,968	2,796,077	78,841,547	27,780,885	4,680,419	(7,083,490)
Net assets at the beginning of period	114,321,638	111,525,561	244,513,119	216,732,234	75,470,511	82,554,001
Net assets at the end of period	$129,409,606	$114,321,638	$323,354,666	$244,513,119	$ 80,150,930	$ 75,470,511

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 - New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Funds' distributions are presented in the Financial Highlights. The distribution information for the Funds as of their most recent tax year end is presented within the Notes to Financial Statements, Note 6 - Income Tax Information.
(3)	For the fiscal year ended May 31, 2018, the Funds' distributions to shareholders were paid from net investment income.
See accompanying notes to financial statements.
57

Financial Highlights
Arizona
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/86)
2019	$10.68	$0.30	$ 0.29	$0.59	$(0.29)	$ —	$(0.29)	$10.98
2018	10.82	0.31	(0.15)	0.16	(0.30)	—	(0.30)	10.68
2017	11.03	0.30	(0.21)	0.09	(0.30)	—	(0.30)	10.82
2016	10.73	0.35	0.30	0.65	(0.35)	—	(0.35)	11.03
2015	10.68	0.39	0.05	0.44	(0.39)	—	(0.39)	10.73
Class C (02/14)
2019	10.68	0.21	0.30	0.51	(0.21)	—	(0.21)	10.98
2018	10.82	0.23	(0.15)	0.08	(0.22)	—	(0.22)	10.68
2017	11.02	0.21	(0.20)	0.01	(0.21)	—	(0.21)	10.82
2016	10.73	0.26	0.29	0.55	(0.26)	—	(0.26)	11.02
2015	10.68	0.29	0.06	0.35	(0.30)	—	(0.30)	10.73
Class C2 (02/94)
2019	10.68	0.24	0.30	0.54	(0.23)	—	(0.23)	10.99
2018	10.82	0.25	(0.15)	0.10	(0.24)	—	(0.24)	10.68
2017	11.03	0.24	(0.21)	0.03	(0.24)	—	(0.24)	10.82
2016	10.73	0.29	0.30	0.59	(0.29)	—	(0.29)	11.03
2015	10.68	0.33	0.05	0.38	(0.33)	—	(0.33)	10.73
Class I (02/97)
2019	10.71	0.32	0.30	0.62	(0.32)	—	(0.32)	11.01
2018	10.85	0.33	(0.14)	0.19	(0.33)	—	(0.33)	10.71
2017	11.06	0.32	(0.21)	0.11	(0.32)	—	(0.32)	10.85
2016	10.76	0.37	0.30	0.67	(0.37)	—	(0.37)	11.06
2015	10.70	0.41	0.06	0.47	(0.41)	—	(0.41)	10.76
58

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

5.67%	$57,476	0.86%	0.86%	2.78%	6%
1.54	52,106	0.88	0.87	2.90	14
0.84	50,367	0.86	0.85	2.79	24
6.20	50,521	0.87	0.86	3.23	9
4.16	46,518	0.87	0.86	3.61	14

4.85	4,209	1.66	1.66	1.99	6
0.75	4,162	1.68	1.67	2.10	14
0.12	4,789	1.66	1.65	1.98	24
5.23	3,287	1.67	1.66	2.37	9
3.32	1,389	1.67	1.66	2.65	14

5.18	3,289	1.41	1.41	2.24	6
0.98	4,452	1.43	1.42	2.35	14
0.29	4,736	1.41	1.40	2.24	24
5.62	7,032	1.42	1.41	2.69	9
3.58	7,453	1.42	1.41	3.07	14

5.90	64,435	0.66	0.66	2.98	6
1.76	53,601	0.68	0.67	3.09	14
1.05	51,634	0.66	0.65	2.99	24
6.36	45,861	0.67	0.66	3.42	9
4.42	36,133	0.67	0.66	3.80	14
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.
59

Financial Highlights (continued)
Colorado
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/87)
2019	$10.63	$0.33	$ 0.28	$ 0.61	$(0.35)	$ —	$(0.35)	$10.89
2018	10.77	0.35	(0.14)	0.21	(0.35)	—	(0.35)	10.63
2017	11.03	0.35	(0.27)	0.08	(0.34)	—	(0.34)	10.77
2016	10.70	0.37	0.35	0.72	(0.39)	—	(0.39)	11.03
2015	10.63	0.40	0.08	0.48	(0.41)	—	(0.41)	10.70
Class C (02/14)
2019	10.61	0.25	0.27	0.52	(0.26)	—	(0.26)	10.87
2018	10.74	0.26	(0.13)	0.13	(0.26)	—	(0.26)	10.61
2017	11.00	0.26	(0.27)	(0.01)	(0.25)	—	(0.25)	10.74
2016	10.67	0.27	0.36	0.63	(0.30)	—	(0.30)	11.00
2015	10.60	0.30	0.09	0.39	(0.32)	—	(0.32)	10.67
Class C2 (02/97)
2019	10.61	0.28	0.27	0.55	(0.29)	—	(0.29)	10.87
2018	10.75	0.29	(0.14)	0.15	(0.29)	—	(0.29)	10.61
2017	11.00	0.29	(0.26)	0.03	(0.28)	—	(0.28)	10.75
2016	10.67	0.31	0.35	0.66	(0.33)	—	(0.33)	11.00
2015	10.60	0.34	0.08	0.42	(0.35)	—	(0.35)	10.67
Class I (02/97)
2019	10.63	0.35	0.27	0.62	(0.36)	—	(0.36)	10.89
2018	10.76	0.37	(0.14)	0.23	(0.36)	—	(0.36)	10.63
2017	11.02	0.37	(0.27)	0.10	(0.36)	—	(0.36)	10.76
2016	10.68	0.39	0.35	0.74	(0.40)	—	(0.40)	11.02
2015	10.61	0.42	0.07	0.49	(0.42)	—	(0.42)	10.68
60

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

5.84%	$131,996	0.82%	0.82%	3.15%	19%
1.94	104,759	0.83	0.83	3.23	10
0.76	90,426	0.83	0.83	3.22	17
6.79	87,255	0.84	0.84	3.39	6
4.52	61,292	0.86	0.86	3.71	8

4.96	13,538	1.62	1.62	2.36	19
1.19	12,844	1.63	1.63	2.44	10
(0.07)	13,405	1.63	1.63	2.43	17
5.93	9,640	1.64	1.64	2.51	6
3.69	2,382	1.65	1.65	2.80	8

5.25	5,119	1.37	1.37	2.61	19
1.38	7,228	1.38	1.38	2.69	10
0.27	8,877	1.38	1.38	2.67	17
6.23	10,639	1.39	1.39	2.86	6
3.95	10,561	1.41	1.41	3.18	8

6.02	172,702	0.62	0.62	3.35	19
2.21	119,682	0.63	0.63	3.44	10
0.93	104,024	0.63	0.63	3.43	17
7.08	93,080	0.64	0.64	3.59	6
4.71	67,805	0.66	0.66	3.90	8

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.
61

Financial Highlights (continued)
New Mexico
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/92)
2019	$10.23	$0.30	$ 0.20	$ 0.50	$(0.31)	$ —	$(0.31)	$10.42
2018	10.43	0.31	(0.20)	0.11	(0.31)	—	(0.31)	10.23
2017	10.66	0.31	(0.23)	0.08	(0.31)	—	(0.31)	10.43
2016	10.42	0.32	0.25	0.57	(0.33)	—	(0.33)	10.66
2015	10.41	0.34	—*	0.34	(0.33)	—	(0.33)	10.42
Class C (02/14)
2019	10.24	0.22	0.20	0.42	(0.22)	—	(0.22)	10.44
2018	10.44	0.23	(0.21)	0.02	(0.22)	—	(0.22)	10.24
2017	10.67	0.23	(0.23)	—	(0.23)	—	(0.23)	10.44
2016	10.43	0.24	0.25	0.49	(0.25)	—	(0.25)	10.67
2015	10.42	0.25	0.01	0.26	(0.25)	—	(0.25)	10.43
Class C2 (02/97)
2019	10.22	0.25	0.19	0.44	(0.25)	—	(0.25)	10.41
2018	10.43	0.25	(0.21)	0.04	(0.25)	—	(0.25)	10.22
2017	10.66	0.25	(0.22)	0.03	(0.26)	—	(0.26)	10.43
2016	10.43	0.27	0.24	0.51	(0.28)	—	(0.28)	10.66
2015	10.42	0.28	0.01	0.29	(0.28)	—	(0.28)	10.43
Class I (02/97)
2019	10.28	0.32	0.20	0.52	(0.33)	—	(0.33)	10.47
2018	10.49	0.33	(0.21)	0.12	(0.33)	—	(0.33)	10.28
2017	10.72	0.33	(0.22)	0.11	(0.34)	—	(0.34)	10.49
2016	10.48	0.35	0.24	0.59	(0.35)	—	(0.35)	10.72
2015	10.47	0.36	—*	0.36	(0.35)	—	(0.35)	10.48
62

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

4.95%	$48,950	0.88%	0.88%	2.97%	15%
1.03	46,368	0.88	0.88	2.98	8
0.81	48,582	0.86	0.86	2.96	14
5.55	52,931	0.87	0.87	3.08	9
3.29	50,356	0.84	0.84	3.23	19

4.19	2,469	1.68	1.68	2.17	15
0.21	2,109	1.67	1.67	2.17	8
0.01	3,319	1.66	1.66	2.16	14
4.71	2,762	1.66	1.66	2.25	9
2.47	1,468	1.64	1.64	2.35	19

4.40	4,085	1.43	1.43	2.43	15
0.41	6,341	1.43	1.43	2.43	8
0.29	8,168	1.41	1.41	2.41	14
4.91	10,969	1.42	1.42	2.54	9
2.76	13,539	1.39	1.39	2.69	19

5.17	24,647	0.68	0.68	3.17	15
1.16	20,653	0.68	0.68	3.18	8
1.04	22,485	0.66	0.66	3.15	14
5.75	20,587	0.66	0.66	3.27	9
3.51	16,302	0.64	0.64	3.43	19

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.
See accompanying notes to financial statements.
63

Notes to Financial Statements
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Multistate Trust I (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Arizona Municipal Bond Fund (“Arizona”), Nuveen Colorado Municipal Bond Fund (“Colorado”) and Nuveen New Mexico Municipal Bond Fund (“New Mexico”) (each a “Fund” and collectively, the “Funds”), as diversified Funds for Arizona and Colorado, non-diversified Fund for New Mexico, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.
The end of the reporting period for the Funds is May 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2019 (the "current fiscal period”).
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.
The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the following Fund's outstanding when-issued/delayed delivery purchase commitments were as follows:
Colorado
Outstanding when-issued/delayed delivery purchase commitments	$5,361,123
Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes and, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
64

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.
Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 - Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
65

Notes to Financial Statements (continued)
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Arizona	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$123,376,904	$ —	$123,376,904

Colorado	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$306,191,319	$ —	$306,191,319
Short-Term Investments*:
Municipal Bonds	—	15,610,000	—	15,610,000
Total	$ —	$321,801,319	$ —	$321,801,319
66

New Mexico	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$75,202,754	$ —	$75,202,754
Short-Term Investments*:
Municipal Bonds	—	2,355,000	—	2,355,000
Total	$ —	$77,557,754	$ —	$77,557,754

*	Refer to the Fund's Portfolio of Investments for industry classifications.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
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Notes to Financial Statements (continued)
Floating Rate Obligations Outstanding	Arizona	Colorado	New Mexico
Floating rate obligations: self-deposited Inverse Floaters	$845,000	$ —	$ —
Floating rate obligations: externally-deposited Inverse Floaters	—	—	—
Total	$845,000	$ —	$ —
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	Arizona	Colorado	New Mexico
Average floating rate obligations outstanding	$845,000	$ —	$ —
Average annual interest rate and fees	2.09%	—%	—%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts	Arizona	Colorado	New Mexico
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$845,000	$ —	$ —
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	—	—
Total	$845,000	$ —	$ —
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
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Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 5/31/19		Year Ended 5/31/18
Arizona	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,028,993	$ 10,996,828	908,982	$ 9,797,986
Class C	92,725	984,973	67,482	725,691
Class C2	711	7,599	795	8,550
Class I	2,307,628	24,756,877	1,503,439	16,235,942
Shares issued to shareholders due to reinvestment of distributions:
Class A	96,858	1,035,069	89,261	959,520
Class C	5,923	63,247	7,773	83,571
Class C2	5,802	61,961	8,020	86,254
Class I	89,598	959,933	81,814	881,625
	3,628,238	38,866,487	2,667,566	28,779,139
Shares redeemed:
Class A	(771,186)	(8,226,915)	(774,460)	(8,304,770)
Class C	(105,071)	(1,113,881)	(128,090)	(1,375,684)
Class C2	(123,847)	(1,322,915)	(29,747)	(320,080)
Class I	(1,549,942)	(16,588,535)	(1,338,306)	(14,463,074)
	(2,550,046)	(27,252,246)	(2,270,603)	(24,463,608)
Net increase (decrease)	1,078,192	$ 11,614,241	396,963	$ 4,315,531

69

Notes to Financial Statements (continued)
	Year Ended 5/31/19		Year Ended 5/31/18
Colorado	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,180,605	$ 44,456,772	2,886,257	$ 30,921,910
Class A – automatic conversion of Class C Shares	2,100	21,945	—	—
Class C	274,843	2,898,293	317,702	3,395,583
Class C2	776	8,208	1,098	11,723
Class I	7,531,042	80,014,084	3,490,797	37,335,684
Shares issued to shareholders due to reinvestment of distributions:
Class A	320,534	3,398,300	282,706	3,023,104
Class C	27,889	294,951	29,036	309,789
Class C2	13,470	142,325	18,332	195,644
Class I	295,325	3,131,037	232,473	2,483,360
	12,646,584	134,365,915	7,258,401	77,676,797
Shares redeemed:
Class A	(2,237,408)	(23,535,773)	(1,711,067)	(18,293,556)
Class C	(268,169)	(2,830,892)	(383,699)	(4,096,367)
Class C2	(222,450)	(2,355,362)	(164,124)	(1,757,021)
Class C2 – automatic conversion to Class A Shares	(2,105)	(21,945)	—	—
Class I	(3,227,479)	(34,087,889)	(2,125,981)	(22,756,846)
	(5,957,611)	(62,831,861)	(4,384,871)	(46,903,790)
Net increase (decrease)	6,688,973	$ 71,534,054	2,873,530	$ 30,773,007

	Year Ended 5/31/19		Year Ended 5/31/18
New Mexico	Shares	Amount	Shares	Amount
Shares sold:
Class A	754,693	$ 7,722,702	576,427	$ 5,974,370
Class A – automatic conversion of Class C Shares	509	5,197	—	—
Class C	37,800	384,832	45,253	471,128
Class C2	912	9,304	1,721	17,795
Class I	1,170,388	12,037,718	446,105	4,631,115
Shares issued to shareholders due to reinvestment of distributions:
Class A	112,338	1,147,760	115,986	1,196,397
Class C	4,416	45,190	5,282	54,651
Class C2	10,434	106,461	14,361	148,172
Class I	43,634	448,437	45,798	475,233
	2,135,124	21,907,601	1,250,933	12,968,861
Shares redeemed:
Class A	(702,779)	(7,164,363)	(816,227)	(8,427,651)
Class C	(11,500)	(117,527)	(162,445)	(1,689,120)
Class C2	(238,697)	(2,440,793)	(179,020)	(1,851,884)
Class C2 – automatic conversion to Class A Shares	(509)	(5,197)	—	—
Class I	(868,838)	(8,852,577)	(627,059)	(6,467,960)
	(1,822,323)	(18,580,457)	(1,784,751)	(18,436,615)
Net increase (decrease)	312,801	$ 3,327,144	(533,818)	$ (5,467,754)
5.  Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:
	Arizona	Colorado	New Mexico
Purchases	$14,912,863	$107,631,394	$10,691,607
Sales and maturities	7,030,083	47,722,914	11,845,449
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable in-
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terest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of May 31, 2019.
	Arizona	Colorado	New Mexico
Tax cost of investments	$115,820,624	$306,753,224	$73,828,935
Gross unrealized:
Appreciation	$ 6,732,967	$ 15,179,717	$ 3,776,648
Depreciation	(22,037)	(131,622)	(47,829)
Net unrealized appreciation (depreciation) of investments	$ 6,710,930	$ 15,048,095	$ 3,728,819
Permanent differences, primarily due to taxable market discount, resulted in reclassifications among the Funds’ components of net assets as of May 31, 2019, the Funds' tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2019, the Funds' tax year end, were as follows:
	Arizona	Colorado	New Mexico
Undistributed net tax-exempt income[1]	$485,776	$759,540	$172,651
Undistributed net ordinary income[2]	2,620	—	—
Undistributed net long-term capital gains	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2019 through May 31, 2019, and paid on June 3, 2019.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended May 31, 2019 and May 31, 2018 was designated for purposes of the dividends paid deduction as follows:
2019	Arizona	Colorado	New Mexico
Distributions from net tax-exempt income[3]	$3,313,779	$8,438,943	$2,204,857
Distributions from net ordinary income[2]	11,633	31,840	—
Distributions from net long-term capital gains	—	—	—

2018	Arizona	Colorado	New Mexico
Distributions from net tax-exempt income	$3,165,748	$7,365,270	$2,390,277
Distributions from net ordinary income[2]	138,213	—	—
Distributions from net long-term capital gains	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2019, as Exempt Interest Dividends.
As of May 31, 2019, the Funds' tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Arizona	Colorado	New Mexico
Not subject to expiration:
Short-term	$1,286,297	$2,206,426	$ 544,156
Long-term	1,737,479	916,486	1,680,758
Total	$3,023,776	$3,122,912	$2,224,914
71

Notes to Financial Statements (continued)
During the Funds’ tax year ended May 31, 2019, New Mexico utilized $45,833 of its capital loss carryforward.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Arizona	Colorado	New Mexico
For the first $125 million	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750
For the next $5 billion	0.2500	0.2500	0.2500
For net assets over $10 billion	0.2375	0.2375	0.2375
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of May 31, 2019, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
Arizona	0.1580%
Colorado	0.1650%
New Mexico	0.1580%
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. Further, as
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defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Funds engaged in inter-fund trades pursuant to these procedures as follows:
Inter-Fund Trades	Arizona	Colorado	New Mexico
Purchases	$2,123,894	$12,526,020	$ 790,448
Sales	—	9,022,108	2,869,975
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Arizona	Colorado	New Mexico
Sales charges collected (Unaudited)	$92,935	$374,213	$61,024
Paid to financial intermediaries (Unaudited)	86,758	356,066	54,882
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Arizona	Colorado	New Mexico
Commission advances (Unaudited)	$65,703	$312,845	$26,608
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Arizona	Colorado	New Mexico
12b-1 fees retained (Unaudited)	$7,600	$21,586	$3,523
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Arizona	Colorado	New Mexico
CDSC retained (Unaudited)	$4,420	$23,973	$9,584
8.  Borrowings Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
73

Notes to Financial Statements (continued)
9.  New Accounting Pronouncements
Disclosure Update and Simplification
During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.
The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532. For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.
As of May 31, 2018, the Funds’ Statement of Changes in Net Assets reflected the following UNII balances.
	Arizona	Colorado	New Mexico
UNII at the end of period	$204,362	$254,071	$6,106
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Fund’s financial statements.
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Additional Fund Information
(Unaudited)
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
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Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
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Pre-Refundings: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.
77

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub advisory agreement (each, a “Sub Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub Adviser”) pursuant to which the Sub Adviser serves as the sub-adviser to such Fund. Following an initial two year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b 1 fees and sub transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
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In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); and legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures). In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, introducing additional share classes, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;
•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;
•	Risk Management and Valuation Services - continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;
•	Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
•	Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope.
In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub advised by the Sub Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one , three and five year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
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For Nuveen Kansas Municipal Bond Fund (the “Kansas Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods. In addition, although the Fund’s performance was below its benchmark for the three-year period, the Fund outperformed its benchmark for the one- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Kentucky Municipal Bond Fund (the “Kentucky Fund”), the Board noted that although the Fund’s performance was below its benchmark in the one , three and five year periods, the Fund ranked in the third quartile of its Performance Peer Group for the one- and three-year periods and second quartile for the five-year period. The Board was satisfied with the Fund’s overall performance.
For Nuveen Michigan Municipal Bond Fund (the “Michigan Fund”), the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group in the one year period, the Fund ranked in the second quartile for the three-year period and first quartile for the five-year period. In addition, although the Fund’s performance was below its benchmark for the one- and three-year periods, the Fund outperformed its benchmark in the five-year period. The Board noted that the Fund’s relative peer performance improved in the first quarter of 2019. The Fund ranked in the second quartile of its Performance Peer Group for the one- and three-year periods and first quartile for the five-year period ended March 29, 2019. The Board was satisfied with the Fund’s overall performance.
For Nuveen Missouri Municipal Bond Fund (the “Missouri Fund”), the Board noted that the Fund ranked in the second quartile of its Performance Peer Group in the one year period and first quartile in the three- and five-year periods. In addition, although the Fund’s performance was below the performance of its benchmark for the one-year period, the Fund outperformed the benchmark in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Ohio Municipal Bond Fund (the “Ohio Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods. In addition, although the Fund’s performance was below the performance of its benchmark for the one- and three-year periods, the Fund outperformed its benchmark in the five-year period. The Board was satisfied with the Fund’s overall performance.
For Nuveen Wisconsin Municipal Bond Fund (the “Wisconsin Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group in the one , three- and five-year periods. In addition, although the Fund’s performance was below its benchmark in the three-year period, the Fund outperformed its benchmark in the one- and five-year periods. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund, before and after any undertaking by Nuveen to limit the fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), which included the Wisconsin Fund (as further discussed below), and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex wide and fund level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $15 million in fees for shareholders in 2018.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Independent Board Members noted that the Kansas Fund and the Michigan Fund each had a net management fee slightly higher than its peer average but a net expense ratio in line with its peer average; the Kentucky Fund and the Missouri Fund each had a net management fee slightly higher than its peer average but a net expense ratio below its peer average; the Ohio Fund had a net management fee in line with its peer average and a net expense ratio below its peer average; and the Wisconsin Fund had a net management fee and a net expense ratio slightly higher than the respective peer average. The Independent Board Members noted that the Wisconsin Fund’s net total expense ratio was slightly higher than the Peer Group average in 2018 due, in part, to an increase in the Fund’s interest expense. Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds sub advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to the clients noted above compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre tax and after tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its exchange-traded fund product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
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In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub Adviser’s revenues, expenses and revenue margins (pre and post tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre and post tax) by asset type for the Sub Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund level component and a complex level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules and the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2017 and 2018), including the permanent expense cap for the Ohio Fund. The Independent Board Members noted that as a result of fund-level management fee changes implemented in June 2017, none of the Nuveen open-end funds were above their top level fee breakpoint.
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate as a result of serving as principal underwriter. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.
83

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at ten. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	163
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	163
84

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	163
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Chairman (since 2019), and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	163
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President's Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	163
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	163
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe L.C. Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	163
85

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	163
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	161

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	163

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since March 2018).
86

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Diana R. Gonzalez 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
87

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
(1)          Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)         On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)         “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
88

Notes
89

Notes
90

Notes
91

Nuveen:
Serving Investors for Generations
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Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
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Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MAN-MS2-0519D894578-INV-Y-07/20

Mutual Funds
31 May 2019
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C2	Class I
Nuveen Maryland Municipal Bond Fund	NMDAX	NACCX	NMDCX	NMMDX
Nuveen Pennsylvania Municipal Bond Fund	FPNTX	FPCCX	FPMBX	NBPAX
Nuveen Virginia Municipal Bond Fund	FVATX	FVCCX	FVACX	NMVAX
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You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

Chairman’s Letter to Shareholders
Dear Shareholders,
The worries weighing on markets at the end of 2018 appeared to dissipate in early 2019 as positive economic and corporate earnings news, more dovish signals from central banks and trade progress boosted investor confidence. However, political noise and trade disputes continue to drive short-term market volatility and weigh on longer-term outlooks. Investors are concerned that increased tariffs and a protracted stalemate between the U.S. and its trading partners could dampen business and consumer sentiment, weakening spending and potentially impacting the global economy. Additionally, political uncertainty and the risk of policy error appear elevated. In the U.S. in particular, low interest rate levels and the widening federal deficit have constrained the available policy tools for countering recessionary pressures. As the current U.S. economic expansion has reached the 10-year mark this summer, it’s important to note that economic expansions don’t die of old age, but mature economic cycles can be more vulnerable to an exogenous shock.
Until a clearer picture on trade emerges, more bouts of market turbulence are likely in the meantime. While the downside risks warrant careful monitoring, we believe the likelihood of a near-term recession remains low. Global economic growth is moderating, with demand driven by the historically low unemployment in the U.S., Japan and across Europe. Central banks across the developed world continue to emphasize their readiness to adjust policy, and China’s authorities remain committed to keeping economic growth rates steady with fiscal and monetary policy.
The opportunity set may be narrower, but we believe there is still scope for gains in this environment. Patience and maintaining perspective can help you weather periodic market volatility. We encourage you to work with your financial advisor to assess short-term market movements in the context of your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
July 23, 2019

Portfolio Managers’
Comments
Nuveen Maryland Municipal Bond Fund
Nuveen Pennsylvania Municipal Bond Fund
Nuveen Virginia Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers Stephen J. Candido, CFA, and Paul L. Brennan, CFA, review economic and market conditions, key investment strategies, and the Funds’ performance during the twelve-month period ended May 31, 2019. Steve has managed the Maryland and Virginia Funds since 2016 and Paul has managed the Pennsylvania Fund since 2011.
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended May 31, 2019?
The U.S. economy continued its solid expansion, with economic activity rebounding in early 2019 after a slump at the end of 2018. In the first quarter of 2019, gross domestic product (GDP), which measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes, grew at an annualized rate of 3.1%, according to the Bureau of Economic Analysis “second” estimate. A jump in exports and a buildup of inventories helped offset slower consumer and business spending in the first three months of 2019. For the full year 2018, U.S. GDP growth came in at 2.9%, as economic activity cooled over the second half of 2018 after peaking at 4.2% (annualized) in the second quarter of 2018.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.6% in May 2019 from 3.8% in May 2018 and job gains averaged around 196,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.1% in May 2019. However, falling energy prices led to a slower rate of inflation over the past twelve months. The Consumer Price Index (CPI) increased 1.8% over the twelve-month reporting period ended May 31, 2019 before seasonal adjustment, as reported by the Bureau of Labor Statistics.
Low mortgage rates and low inventory drove home prices higher during this economic cycle. But the pace of price increases has slowed along with declining new home sales and housing starts. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.5% year-over-year in April 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.3% and 2.5%, respectively.
As some data began pointing to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. From December 2015 through December 2018, the Fed had gradually lifted its main policy interest rate to prevent the economy from overheating. In its final meeting of 2018, the Fed indicated that two more rate hikes might be forthcoming in 2019, roiling the markets, which had expected a more dovish tone. However, as more recent data revealed a mixed picture of the economy, the Fed said it would adopt a more “patient” approach, signaling the possibility of no rate hikes in 2019. Markets began to speculate that the Fed’s

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
next move would be a rate cut, rather than a rate increase, particularly after trade tensions intensified between the U.S. and China. However, the minutes from the Fed’s April 30-May 1 meeting showed that the Fed was in no hurry to make any policy adjustment. The Fed kept rates unchanged in its first three policy meetings of 2019, as expected, and in March announced its plan to discontinue rolling assets off its balance sheet.
During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns. Hope for a China-U.S. trade deal dimmed after the latest round of negotiations ended with an impasse and both countries levied tariff increases. Additionally, the U.S. blacklisted Chinese company Huawei, banning companies from doing business with the telecom giant without U.S. government approval. In response, China announced its own “Unreliable Entity” list. Further roiling markets was President Trump’s surprise announcement that he would impose tariffs on Mexico if the country didn’t take more action to curb illegal immigration. (Subsequent to the end of the reporting period, the two countries announced a joint agreement and the U.S. administration suspended its tariff plan.) Meanwhile, as agreed in July 2018, the U.S. and the European Union continued to withhold further tariffs. Later in 2018, the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement, but it has not yet been ratified by the countries’ legislatures. With no clear path forward on U.S.-China trade policy, markets grew increasingly worried that trade conflicts would dampen global growth, as negative sentiment could inhibit business, consumer and investor confidence and spending.
In the U.K., Prime Minister Theresa May was unable to secure a Brexit deal before the original March 29, 2019 deadline. The European Union extended the deadline to October 31, 2019, and Prime Minister May announced she would resign effective June 7, 2019, raising the possibility that her successor could favor a no-deal Brexit. Europe also contended with Italy’s euroskeptic coalition government and its challenging fiscal condition, the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey.
Elections around the world also remained a source of uncertainty. Investors grew more skeptical that Brazil’s newly elected president could deliver reforms, while some of the market’s initial fears about Mexico’s new president subsided. Europe’s traditional centrist parties lost seats in the Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.
The twelve-month reporting period began on a weak note for municipal bonds but turned strongly positive in the second half of the period. With the economy strengthening and the labor market tightening throughout the second half of 2018, the Fed continued to increase its main policy interest rate. The prevailing economic outlook was generally positive, driving the 10-year U.S. Treasury yield to a high of 3.24% in November 2018. However, interest rates declined significantly over the remainder of the reporting period on signs of a weaker macroeconomic environment, more dovish central bank policy, geopolitical tensions (especially regarding trade) and bouts of equity market volatility. The U.S. Treasury yield curve flattened overall, with a portion of the curve inverting. However, the municipal yield curve “twisted” by flattening at the short end and steepening at the long end of the curve.
Along with the falling interest rate environment, favorable supply-demand conditions were supportive of municipal bond performance. Issuance has been subdued since the passage of the Tax Cuts and Jobs Act of 2017. Because new issue advance refunding bonds are no longer tax exempt under the new tax law, the total supply of municipal bonds has decreased, boosting the scarcity value of existing municipal bonds. Municipal bond gross issuance nationwide totaled $338.6 billion in this reporting period, a 19.2% decrease from the issuance for the twelve-month reporting period ended May 31, 2018. Nevertheless, the overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been strong, the net has not, and this was an overall positive technical factor on municipal bond investment performance in recent years. Although the pace of refundings is slowing, net negative issuance is expected to continue.

Low global interest rates have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. The Fed’s pivot to a more dovish stance in early 2019 also brought investors back to fixed income markets, including municipal bonds, driving large inflows into the asset class in the early months of 2019. Additionally, as tax payers have begun to assess the impact of the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds in 2019 to date, especially in states with high income and/or property taxes.
What were the economic and market environments in Maryland, Pennsylvania and Virginia during the twelve-month reporting period ended May 31, 2019?
Maryland’s economy has historically benefited from its proximity to the nation’s capital through job growth and drawing high income earners as residents. However, the state’s closeness to Washington D.C. means a greater dependency on federal employment than in most states, leaving it vulnerable to future federal cost-cutting. Government employment accounts for nearly 19% of all state employment. Maryland has one of the nation’s best educated workforces, which has facilitated the development of advanced technology and the growth of public and private research facilities. Combined with the influence of the government sector and the presence of over 50 universities, this has made Maryland a center for national security and medical and biomedical research. Per capita income within the state is 125% of the U.S. average, and the median home value of $297,000 is 153% of the U.S. median. As of May 2019, the state’s unemployment rate registered 3.8%, modestly higher than the national rate of 3.6%. Over the near-term we anticipate employment gains to be driven by private services and more specifically within tech and transportation. The state has implemented various financial controls which add stability to its overall financial profile. Among them are five-year budget forecasts, constraining debt maturities to no more than 15 years, and restricting debt to no more than 4% of personal income and debt service to within 8% of revenues. Also, the rainy day fund has various mandated controls governing how much must be deposited or how much can be removed, in any given year. Prudent fiscal management is further exemplified by the state’s history of enacting mid-year expenditure cuts to address budgetary shortfalls. In Fiscal Year 2018 the Board of Public Works addressed the mid-year shortfall through $67 million in general fund agency reductions. The March 2019 Board of Revenues Estimate reduced the December 2019 forecast by $138 million in Fiscal Year 2019 and by $131 million in Fiscal Year 2020, but projected year-over-year revenue growth is still favorable at 3.2% in Fiscal Year 2019 and 3.1% in Fiscal Year 2020. The $46.7 billion budget for Fiscal Year 2020 includes a 3% salary increase for state workers (5% for law enforcement), $500 million for school construction and $320 million in funding recommendation coming out of the Kirwan Commission education report, while also keeping more than $1.2 billion in cash reserves. As of May 2019, Moody’s, S&P and Fitch rated Maryland general obligation debt at Aaa/AAA/AAA with stable outlooks. During the twelve months ended May 31, 2019, municipal issuance in the state totaled $6.4 billion, a gross issuance decrease of 38.1% from the previous twelve months.
The Pennsylvania economy fared well in 2018. Job growth of 1.3% was the strongest since 2000, although it still trailed the national average of 1.6%. The pickup in hiring pushed the Commonwealth’s unemployment rate down to 3.8%, the lowest level since before the 2008-2009 recession. Pennsylvania’s economy is a fairly stable one, which tends to track the national economy but with less volatility. During periods of national economic contraction, Pennsylvania tends to outperform the U.S. in areas such as growth in real personal income and employment. However, during periods of economic expansion, Pennsylvania has often lagged the rate of growth of the national economy. The education and health care sectors represent an outsized 21.2% of total employment in the Commonwealth. Approximately two-fifths of the net new jobs in the state in 2018 were in health care. An aging population is driving the demand. The Marcellus Shale natural gas deposits continue to benefit many of the state’s local economies with employment and infrastructure investment. Unlike all other major natural-resource producing states, Pennsylvania currently does not tax gas production directly. The Commonwealth also has a history of late budget passage and structural deficits. The state has relied heavily on one-time revenue sources and borrowing to fund its increased spending. In 2018, the state issued almost $1.7 billion of deficit financing to plug part of its Fiscal Year 2017 budgetary gap of $3.2 billion. The state closed Fiscal Year 2018 with a modest operating surplus, enabling it to deposit $22 million into its rainy day fund. This was the first deposit to the rainy day fund since the recession. On a budgetary basis, Pennsylvania’s 2018 year-end General Fund balance, including its rainy day fund, was a very limited 0.2% of that year’s spending. Fiscal Year 2019 year-to-date revenue collection is strong, reflecting the improving economy. Through February 2019, overall tax revenue is $1.1 billion, or 5.7%, more than was collected in the same period of the last fiscal year. As of May 2019, Pennsylvania’s general obligation (GO) debt was rated Aa3 by Moody’s and A+ by S&P. For the twelve months ended May 31, 2019, $11.3 billion in new municipal bonds were issued in the Commonwealth, a gross issuance decrease of 48.1% from the previous twelve months.
Virginia’s economy is led by government, professional and business services, and its proximity to the Washington D.C. area has historically provided stability in the northern portion of the state. In 2018, the gross state product for Virginia grew 2.8% compared to 1.8%

Portfolio Managers’ Comments (continued)
the prior year, improving its ranking from 19th to 13th among all states. The state continues to benefit from strong socioeconomic demographics with per capita income at 116% of the national average and the median home value of $256,000 is 132% of the U.S. median. Additionally, the state’s May 2019 unemployment rate of 3.0% is below the national average of 3.6%. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in the Washington D.C. area rose 2.6% during the twelve months ended April 2019 (most recent data available at the time this report was prepared). The state has a history of conservative fiscal management and is committed to maintaining structurally balanced operations and rebuilding reserves. General fund revenue growth in Fiscal Year 2018 exceeded projections, leading to a $555.5 million budgetary-basis surplus and total general fund revenues are expected to grow by an additional 3.3% in Fiscal Year 2019 and by 5.0% in Fiscal Year 2020. Total reserves at the end of Fiscal Year 2020 are anticipated to reach an all-time high of $1.4 billion. The state’s debt profile is now about average after increased leveraging the past several years, most of which was for transportation and higher education. The state’s overall debt metrics are in line with U.S. state averages; the Commonwealth ranks 19th in net tax-supported debt per capita and as a percent of personal income. Notably, only about 11% of outstanding debt carries the general obligation pledge; the remaining is subject to appropriation. As of May 2019, Moody’s, S&P and Fitch rated Virginia general obligation debt at Aaa/AAA/AAA with stable outlooks. During the twelve months ended May 31, 2019, issuance in Virginia totaled $5.5 billion, a gross issuance decrease of 46.8% from the previous twelve months.
How did the Funds perform during the twelve-month reporting period ended May 31, 2019?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the one-year, five-year, ten-year and/or since-inception periods ended May 31, 2019. The returns for each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average.
During the reporting period, the Class A Shares at NAV of the Pennsylvania Fund outperformed the S&P Municipal Bond Index, while the Maryland and Virginia Funds underperformed the S&P Municipal Bond Index. The Pennsylvania and Virginia Funds outperformed their respective Lipper classification averages, while the Maryland Fund trailed its Lipper average.
What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance during the twelve-month reporting period ended May 31, 2019?
All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by NAM. Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.
Nuveen Maryland Municipal Bond Fund
The Nuveen Maryland Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2019.
The primary factor behind this relative underperformance was the Fund’s sector positioning. During the reporting period, we had elevated exposure to pre-refunded bonds, which lagged the index primarily due to the bonds’ relatively short maturities. Another negative sector related performance factor was the Fund’s overweighting in tobacco bonds, another underperforming category in light of declining business fundamentals for the securities’ issuers. Our overweighting in housing bonds also detracted because the sector slightly trailed the index.
On the positive side, the Fund’s duration (interest rate sensitivity) and yield curve positioning contributed to results. As the municipal yield curve flattened, with yields on long-term bonds declining more than those on short-term issues, the Fund’s longer duration stance proved beneficial. In terms of yield curve positioning, our significant overweighting in bonds with effective durations from ten to twelve years helped, as did our modest overweighting in bonds with effective durations greater than twelve years, as these two categories were some of the market’s best performers. Partially offsetting the performance boost from this positioning, however, was our underweighting in bonds with effective durations of six to eight years, which outpaced the index, and an overweighting in securities with effective durations of two years and less, which lagged.

Credit quality positioning was another modest positive for relative performance, led by the Fund’s large overweighting in below investment grade bonds and modest overweighting in lower investment grade securities. These categories outpaced higher grade securities, in which the Fund was underweighted, as credit spreads narrowed because investors became more willing to take on more credit risk in exchange for income.
In managing the Fund, we sought to take advantage of opportunities that emerged in late 2018 due to rising interest rates. Specifically, we engaged in tax-loss swaps, exchanging existing holdings with low book yields for similarly structured issues offering better yields. With these exchanges, we simultaneously recognized a tax loss we can apply against capital gains in the future.
The Fund received significant proceeds from shareholder inflows this reporting period, as well as from bond calls, maturities and selected sales of bonds approaching their call dates. With ample proceeds available to finance our investment activity, we were not active bond sellers during this reporting period.
Our purchases focused on both shorter-duration and higher rated securities that in our view offered attractive returns relative to their risk and longer dated new issue offerings that came at what we viewed as attractive spreads. Purchases included securities in the continuing care, local school district and housing sectors. We also found select opportunities among lower quality, higher yielding bonds, including newly issued bonds backed by CNX Marine Terminal/Maryland Economic Development Corporation and non-rated securities backed by a Baltimore apartment project.
At times, proceeds entered the Fund during periods of unattractive bond pricing, reflecting high demand for Maryland municipal debt so far in 2019. During these times, we occasionally and temporarily placed cash in seven-day floating-rate securities, which at times traded at yields comparable to those offered by high quality ten-year bonds. By employing these floating-rate securities, we were able to patiently await opportunities to make new investments at prices we deemed attractive. Partly as a result of these and our other shorter-duration purchases this reporting period, the Fund’s duration drifted downward over the past twelve months.
Another notable transaction included trading our existing tobacco bonds for Guam tobacco bonds. Because Guam is a U.S. territory, its securities may include exemption from most federal, state and local taxes, which was a significant part of their appeal. Also, as part of Puerto Rico’s financial restructuring, our position in Puerto Rico Sales Tax Financing Corp (known as COFINA) bonds were exchanged for insured certificates backed by a pool of new-issue COFINA bonds and municipal insurer National Public Finance Guarantee.
Nuveen Pennsylvania Municipal Bond Fund
The Nuveen Pennsylvania Municipal Bond Fund outperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2019. During the reporting period, interest rates dropped substantially, which lifted bond valuations and, as a result, the Fund’s absolute performance.
Relative to the index, we gained most from favorable duration (interest rate) positioning. The Fund’s overweighting in longer-duration securities set us up to benefit as interest rates generally declined and the yield curve flattened. This situation resulted in stronger returns for bonds with intermediate and longer maturities, both of which were well represented in the portfolio throughout the reporting period.
To a lesser extent, credit quality and sector positioning also boosted the Fund’s result. On a quality basis, our overweight in credit risk, especially among A rated bonds, contributed to relative performance. In sector terms, we benefited from overweightings in the education, hospital, toll road, single-family housing and tax-supported sectors, all of which outperformed the index.
One partly offsetting negative factor, however, was an overweighting among pre-refunded bonds, whose very short durations and high credit quality led to underperformance in a market environment generally favoring the opposite characteristics. Also, the Fund’s lack of exposure to Pennsylvania general obligation bonds hampered results, as an improved budget picture for the commonwealth lifted these securities.

Portfolio Managers’ Comments (continued)
Security selection was a meaningful positive, driven largely by a position in FirstEnergy Solutions bonds. The market developed a more favorable view of this electric utility during the reporting period, as the issuer continued to progress in its post-bankruptcy restructuring.
During the reporting period, we were more active buyers than sellers, due to substantial capital inflows via bond calls, bond maturities and new shareholder investments. We also periodically took advantage of opportunities to sell existing holdings in favor of newer bonds we believed offered good long-term potential for our shareholders.
New purchases took place across multiple municipal sectors, especially single-family housing, tax-supported, hospital and higher education. In light of supply constraints in the Pennsylvania marketplace, our purchases more often emphasized bonds with mid to higher credit ratings, often ranging from A to AA ratings.
To remain at the longer end of our duration target, we tended to favor bonds with longer maturities and interest rate sensitivity. The main exception, however, came in the reporting period’s final months, when we opted to purchase shorter-maturity bonds to make the portfolio more defensive after an extended market rally.
Nuveen Virginia Municipal Bond Fund
The Nuveen Virginia Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2019.
Sector selection posed minor challenges for the Fund this reporting period. Overweightings in the underperforming pre-refunded, tobacco and housing sectors were modestly detrimental for performance compared to the index. One offsetting positive, however, was the Fund’s overweighting in transportation bonds, a category that outpaced the index. Here, security selection contributed and our sizable exposure to zero-coupon bonds backed by Dulles Toll Road Bond and Chesapeake Toll Roads outpaced both the transportation sector and the index, due largely to the securities’ heightened interest rate sensitivity.
The Fund’s duration (interest rate) and yield curve positioning had a positive performance impact, especially in the second half of the reporting period. In late 2018, we lengthened the Fund’s duration as we found compelling opportunities to buy longer-duration securities offering levels of income not seen for some time. Because of the portfolio’s added sensitivity to interest rates, we were able to benefit more from the market’s rally and subsequent decline in municipal bond yields.
Simultaneously, the yield curve flattened, meaning bonds with longer-term durations saw the biggest proportional decrease in yields and increase in prices. The Fund’s overweighting in longer bonds (specifically, with effective durations of ten to twelve years) was an advantage compared to the index. An underweighting in securities with effective durations of two to four years also helped as shorter-duration securities were among the market’s weakest performers. Slightly offsetting negatives, however, were our overweightings in securities with effective durations of less than two years, which lagged the index, and our underweighting in six- to eight-year bonds, which outperformed.
Credit quality positioning modestly contributed to the Fund’s performance. We were overweighted in BBB rated bonds, the top performer among the ratings categories and underweighted in AAA rated securities, which underperformed their lower quality counterparts.
To help lengthen the Fund’s duration and enhance its income in late 2018, we sold some short-maturity bonds offering comparatively low yields and replaced them with longer-duration securities offering higher yields and higher credit ratings. We also engaged in periodic tax-loss swaps, exchanging bonds in the Fund for others with similar structural and risk characteristics. This strategy enabled us to improve the Fund’s income generation capabilities while simultaneously incurring a capital loss that in the future we can apply against capital gains.
During the reporting period, the Fund received sizable shareholder inflows. We used these proceeds, along with those from bond maturities and calls, to make various new purchases, even if relatively limited supply sometimes made it challenging to add securities meeting our requirements. Beginning in early 2019, in addition to some longer dated purchases, we began to allocate significant funds into shorter-duration and higher rated bonds, given strong fund flows and limited supply for Virginia issuance.

Key purchases that fit this theme included longer maturity bonds for Hampton Roads Sanitation District (Wastewater Revenue Bonds), Hampton Roads Transportation Accountability Commission and shorter mandatory-put bonds issued by Virginia Electric and Power Company. The purchase of these shorter-duration bonds, coupled with the sale of some longer-duration, lower yielding securities, shortened the portfolio’s overall duration. We also added holdings in Fort Norfolk Retirement Community, a non-rated continuing-care facility. Other notable transactions included exchanges that occurred as part of the financial restructuring of Puerto Rico. Fund holdings in Puerto Rico Sales Tax Financing Corp. (known as COFINA) were exchanged for insured certificates backed by a pool of newer issue COFINA bonds and municipal insurer National Public Finance Guarantee. We also sold some tobacco holdings to buy newly restructured uninsured COFINA securities.

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.

Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Maryland Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	4.90%	3.41%	4.42%
Class A Shares at maximum Offering Price	0.54%	2.53%	3.98%
S&P Municipal Bond Index	6.06%	3.55%	4.73%
Lipper Maryland Municipal Debt Funds Classification Average	5.06%	2.72%	3.77%
Class C2 Shares	4.42%	2.84%	3.86%
Class I Shares	5.14%	3.62%	4.64%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	4.09%	2.57%	3.17%
Average Annual Total Returns as of June 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.49%	3.49%	4.48%
Class A Shares at maximum Offering Price	1.09%	2.61%	4.03%
Class C2 Shares	4.91%	2.94%	3.91%
Class I Shares	5.63%	3.70%	4.70%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	4.58%	2.66%	3.21%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.83%	1.63%	1.38%	0.63%
Effective Leverage Ratio as of May 31, 2019

Effective Leverage Ratio	0.00%

Growth of an Assumed $10,000 Investment as of May 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Pennsylvania Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	6.91%	3.91%	4.98%
Class A Shares at maximum Offering Price	2.45%	3.02%	4.53%
S&P Municipal Bond Index	6.06%	3.55%	4.73%
Lipper Pennsylvania Municipal Debt Funds Classification Average	5.69%	3.41%	4.38%
Class C2 Shares	6.31%	3.34%	4.41%
Class I Shares	7.00%	4.11%	5.18%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	6.05%	3.09%	3.69%
Average Annual Total Returns as of June 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	7.18%	3.97%	5.08%
Class A Shares at maximum Offering Price	2.70%	3.08%	4.63%
Class C2 Shares	6.59%	3.42%	4.50%
Class I Shares	7.37%	4.19%	5.28%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	6.33%	3.14%	3.67%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.81%	1.61%	1.36%	0.61%
Effective Leverage Ratio as of May 31, 2019

Effective Leverage Ratio	0.11%

Growth of an Assumed $10,000 Investment as of May 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Virginia Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of May 31, 2019
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.34%	3.52%	4.62%
Class A Shares at maximum Offering Price	0.93%	2.64%	4.17%
S&P Municipal Bond Index	6.06%	3.55%	4.73%
Lipper Virginia Municipal Debt Funds Classification Average	5.03%	2.82%	3.77%
Class C2 Shares	4.74%	2.94%	4.05%
Class I Shares	5.62%	3.74%	4.84%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	4.48%	2.69%	3.35%
Average Annual Total Returns as of June 30, 2019 (Most Recent Calendar Quarter)
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.90%	3.62%	4.76%
Class A Shares at maximum Offering Price	1.46%	2.74%	4.31%
Class C2 Shares	5.21%	3.04%	4.18%
Class I Shares	5.99%	3.79%	4.96%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	4.95%	2.78%	3.38%
Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.80%	1.60%	1.35%	0.60%
Effective Leverage Ratio as of May 31, 2019

Effective Leverage Ratio	0.00%

Growth of an Assumed $10,000 Investment as of May 31, 2019  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Yields    as of May 31, 2019
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen Maryland Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.83%	2.18%	2.40%	3.17%
SEC 30-Day Yield	1.81%	1.10%	1.35%	2.09%
Taxable-Equivalent Yield (28.9%)[2]	2.55%	1.55%	1.90%	2.94%
Nuveen Pennsylvania Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.94%	2.27%	2.48%	3.23%
SEC 30-Day Yield	1.72%	1.01%	1.25%	1.99%
Taxable-Equivalent Yield (26.6%)[2]	2.34%	1.38%	1.70%	2.71%
Nuveen Virginia Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.76%	2.08%	2.30%	3.05%
SEC 30-Day Yield	1.80%	1.09%	1.34%	2.08%
Taxable-Equivalent Yield (29.6%)[2]	2.56%	1.55%	1.90%	2.96%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.

Holding Summaries    as of May 31, 2019
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen Maryland Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	92.4%
Common Stocks	0.2%
Short-Term Municipal Bonds	6.6%
Other Assets Less Liabilities	0.8%
Net Assets	100%

States and Territories (% of total municipal bonds)
Maryland	86.0%
Guam	4.0%
California	2.4%
District of Columbia	2.0%
Puerto Rico	1.9%
New York	1.4%
Texas	0.9%
New Jersey	0.5%
Virgin Islands	0.5%
Pennsylvania	0.4%
Total	100%
Portfolio Composition (% of total investments)
Health Care	19.8%
Tax Obligation/General	15.5%
Tax Obligation/Limited	15.2%
U.S. Guaranteed	7.8%
Housing/Multifamily	7.5%
Housing/Single Family	7.2%
Transportation	5.7%
Education and Civic Organizations	5.5%
Long-Term Care	5.4%
Other	10.4%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	7.8%
AAA	18.4%
AA	24.1%
A	20.4%
BBB	16.4%
BB or Lower	5.4%
N/R (not rated)	7.3%
N/A (not applicable)	0.2%
Total	100%

Holding Summaries    as of May 31, 2019 (continued)
Nuveen Pennsylvania Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	94.4%
Short-Term Municipal Bonds	7.3%
Other Assets Less Liabilities	(1.7)%
Net Assets	100%

States and Territories (% of total municipal bonds)
Pennsylvania	99.8%
Guam	0.2%
Total	100%
Portfolio Composition (% of total investments)
Health Care	20.7%
Tax Obligation/General	17.6%
Education and Civic Organizations	11.3%
U.S. Guaranteed	9.2%
Housing/Single Family	9.1%
Transportation	8.4%
Water and Sewer	6.6%
Tax Obligation/Limited	5.8%
Utilities	5.0%
Other	6.3%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	9.2%
AAA	5.5%
AA	37.4%
A	30.7%
BBB	8.4%
BB or Lower	4.3%
N/R (not rated)	4.5%
Total	100%

Nuveen Virginia Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	93.8%
Common Stocks	0.2%
Short-Term Municipal Bonds	3.8%
Other Assets Less Liabilities	2.2%
Net Assets	100%

States and Territories (% of total municipal bonds)
Virginia	82.1%
District of Columbia	7.6%
Guam	3.7%
Puerto Rico	2.2%
Virgin Islands	1.7%
California	1.3%
Texas	0.7%
Pennsylvania	0.4%
New York	0.2%
Wisconsin	0.1%
Total	100%
Portfolio Composition (% of total investments)
Transportation	26.1%
Tax Obligation/Limited	21.4%
Health Care	10.7%
Education and Civic Organizations	9.4%
Tax Obligation/General	6.9%
U.S. Guaranteed	6.5%
Other	19.0%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	6.5%
AAA	11.7%
AA	46.0%
A	7.9%
BBB	15.0%
BB or Lower	7.3%
N/R (not rated)	5.4%
N/A (not applicable)	0.2%
Total	100%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended May 31, 2019.
The beginning of the period is December 1, 2018.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Maryland Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,050.10	$1,046.20	$1,047.30	$1,051.30
Expenses Incurred During the Period	$ 4.34	$ 8.42	$ 7.15	$ 3.32
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.69	$1,016.70	$1,017.95	$1,021.69
Expenses Incurred During the Period	$ 4.28	$ 8.30	$ 7.04	$ 3.28
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.85%, 1.65%, 1.40% and 0.65% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Pennsylvania Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,068.00	$1,063.90	$1,065.30	$1,069.00
Expenses Incurred During the Period	$ 4.18	$ 8.28	$ 7.00	$ 3.15
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.89	$1,016.90	$1,018.15	$1,021.89
Expenses Incurred During the Period	$ 4.08	$ 8.10	$ 6.84	$ 3.07
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.81%, 1.61%, 1.36% and 0.61% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Nuveen Virginia Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,058.00	$1,053.80	$1,054.20	$1,059.00
Expenses Incurred During the Period	$ 4.16	$ 8.24	$ 6.97	$ 3.13
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.89	$1,016.90	$1,018.15	$1,021.89
Expenses Incurred During the Period	$ 4.08	$ 8.10	$ 6.84	$ 3.07
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.81%, 1.61%, 1.36% and 0.61% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Multistate Trust I and Shareholders of Nuveen Maryland Municipal Bond Fund, Nuveen Pennsylvania Municipal Bond Fund and Nuveen Virginia Municipal Bond Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Maryland Municipal Bond Fund, Nuveen Pennsylvania Municipal Bond Fund and Nuveen Virginia Municipal Bond Fund (three of the funds constituting Nuveen Multistate Trust I, hereafter, collectively referred to as the "Funds") as of May 31, 2019, the related statements of operations for the year ended May 31, 2019, the statements of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended May 31, 2019 and each of the financial highlights for each of the five years in the period ended May 31, 2019, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
Chicago, Illinois
July 26, 2019
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen Maryland Municipal Bond Fund
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 92.6%
	MUNICIPAL BONDS – 92.4%
	Consumer Discretionary – 2.1%
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
$ 2,650	5.000%, 9/01/42	9/27 at 100.00	BBB-	$2,997,123
1,000	5.000%, 9/01/46	9/27 at 100.00	BBB-	1,127,900
1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31 (4)	7/19 at 100.00	N/R	632,500
4,650	Total Consumer Discretionary			4,757,523
	Consumer Staples – 2.5%
1,160	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	6/19 at 100.00	N/R	1,144,769
910	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series 2016A-1, 5.625%, 6/01/35	No Opt. Call	BBB	975,502
545	Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	7/19 at 100.00	Ba1	550,733
1,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A, 5.000%, 6/01/46	6/28 at 100.00	BBB+	1,119,770
70	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	7/19 at 100.00	A3	70,128
1,900	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/45	6/27 at 100.00	B+	1,859,416
5,585	Total Consumer Staples			5,720,318
	Education and Civic Organizations – 5.4%
1,500	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary's University Inc, Series 2017A, 5.000%, 9/01/37, 144A	9/27 at 100.00	BB+	1,638,465
700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2012A, 5.000%, 7/01/34	7/22 at 100.00	A-	757,694
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2017A, 5.000%, 7/01/37	7/27 at 100.00	A-	578,745
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2013B:
500	5.000%, 7/01/38	7/23 at 100.00	AA+	559,250
2,625	4.250%, 7/01/41	7/23 at 100.00	AA+	2,823,581
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola University Maryland, Series 2014, 4.000%, 10/01/39	10/24 at 100.00	A	528,920
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2012, 5.000%, 6/01/29	6/22 at 100.00	Baa1	1,089,540

Nuveen Maryland Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2016:
$ 385	5.000%, 6/01/29	6/26 at 100.00	Baa1	$448,898
700	5.000%, 6/01/33	6/26 at 100.00	Baa1	800,737
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2017:
315	5.000%, 6/01/36	6/26 at 100.00	Baa1	356,681
235	5.000%, 6/01/42	6/26 at 100.00	Baa1	262,998
255	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/19 at 100.00	BB	255,161
1,100	Maryland Industrial Development Financing Authority, Economic Development Revenue Bonds, McDonogh School Inc, Sereis 2019, 4.000%, 9/01/43	3/29 at 100.00	A+	1,191,014
475	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Refunding Series 2012, 5.000%, 7/01/31	7/22 at 100.00	A+	517,698
655	Morgan State University, Maryland, Student Tuition and Fee Revenue Refunding Bonds, Academic Fees and Auxiliary Facilities, Series 1993, 6.100%, 7/01/20 – NPFG Insured	No Opt. Call	A+	671,565
11,445	Total Education and Civic Organizations			12,480,947
	Energy – 0.9%
2,010	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	9/20 at 100.00	BB-	2,074,039
	Health Care – 18.8%
	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
660	4.000%, 7/01/32	7/25 at 100.00	BBB+	706,279
1,650	4.250%, 7/01/35	7/25 at 100.00	BBB+	1,774,410
1,000	5.000%, 7/01/45	7/25 at 100.00	BBB+	1,119,160
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors Community Hospital, Series 2017B:
750	5.000%, 7/01/34	7/27 at 100.00	Baa3	850,425
500	5.000%, 7/01/38	7/27 at 100.00	Baa3	558,260
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2016A:
90	5.000%, 7/01/36	7/26 at 100.00	BBB	102,257
1,250	5.000%, 7/01/38	7/26 at 100.00	BBB	1,410,713
440	4.000%, 7/01/42	7/26 at 100.00	BBB	458,075
625	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.125%, 1/01/36	1/22 at 100.00	Baa3	685,444
1,270	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2016A, 5.500%, 1/01/46	1/27 at 100.00	Baa3	1,471,968
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2012A:
1,000	4.000%, 7/01/30	7/22 at 100.00	A1	1,060,800
475	5.000%, 7/01/37	7/22 at 100.00	A1	512,383

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,665	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital Issue, Series 2012A, 4.250%, 7/01/32	7/22 at 100.00	A-	$1,734,680
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health Issue, Series 2016, 5.000%, 7/01/47	7/26 at 100.00	A+	570,600
345	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health Issue, Series 2017, 5.000%, 7/01/33	7/27 at 100.00	A+	409,656
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2015:
1,000	4.000%, 7/01/35	7/25 at 100.00	A+	1,069,620
750	5.000%, 7/01/40	7/25 at 100.00	A+	847,193
955	4.125%, 7/01/47	7/25 at 100.00	A+	1,010,065
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2017A:
1,000	5.000%, 5/15/42	5/27 at 100.00	A	1,162,630
1,500	5.000%, 5/15/45	5/27 at 100.00	A	1,740,810
900	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Cente, Series 2011, 5.000%, 7/01/31	7/22 at 100.00	BBB	967,779
1,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45	7/24 at 100.00	A	1,381,125
2,075	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2017MD, 5.000%, 12/01/46	6/27 at 100.00	AA-	2,445,699
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2013A:
2,250	4.000%, 7/01/43	7/22 at 100.00	A	2,324,835
5,700	5.000%, 7/01/43	7/22 at 100.00	A	6,145,056
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2017B, 5.000%, 7/01/39	7/27 at 100.00	A	2,904,000
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014, 5.250%, 7/01/26	7/24 at 100.00	BBB	1,151,740
2,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011MD, 5.000%, 12/01/40	12/21 at 100.00	AA-	2,151,980
	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015:
3,000	4.000%, 12/01/44	6/25 at 100.00	AA-	3,188,070
1,000	5.000%, 12/01/44	6/25 at 100.00	AA-	1,135,090
39,100	Total Health Care			43,050,802
	Housing/Multifamily – 7.4%
2,000	Howard County Housing Commission, Maryland, Revenue Bonds, Columbia Commons Apartments, Series 2014A, 5.000%, 6/01/44	6/24 at 100.00	A+	2,183,200
640	Howard County Housing Commission, Maryland, Revenue Bonds, Gateway Village Apartments, Series 2016, 4.000%, 6/01/46	6/26 at 100.00	A+	671,821
1,660	Howard County Housing Commission, Maryland, Revenue Bonds, The Verona at Oakland Mills Project, Series 2013, 5.000%, 10/01/28	10/23 at 100.00	A+	1,854,801
1,430	Maryland Community Development Administration Department of Housing and Community Development, Housing Revenue Bonds, Series 2014D, 4.000%, 7/01/45	1/24 at 100.00	AA+	1,480,179

Nuveen Maryland Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 235	Maryland Community Development Administration Department of Housing and Community Development, Housing Revenue Bonds, Series 2017C, 3.550%, 7/01/42	1/27 at 100.00	AA+	$242,043
1,480	Maryland Community Development Administration Department of Housing and Community Development, Housing Revenue Bonds, Series 2018A, 3.950%, 7/01/43	1/28 at 100.00	AA+	1,564,715
1,750	Maryland Community Development Administration, Department of Housing and Community Development, Multifamily Development Revenue Bonds, Marlborough Apartments, Series 2014I, 3.450%, 12/15/31	12/24 at 100.00	Aaa	1,823,045
575	Maryland Economic Development Corporation, Senior Student Housing Revenue Bonds, Towson University Project, Refunding Series 2017, 5.000%, 7/01/32	7/27 at 100.00	BBB	667,247
500	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury University Project, Refunding Series 2013, 5.000%, 6/01/34	6/23 at 100.00	Baa3	531,160
1,000	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt University Village, Series 2012, 5.000%, 7/01/27	7/22 at 100.00	BBB-	1,072,920
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland - Baltimore Project, Refunding Senior Lien Series 2015:
255	5.000%, 7/01/31	7/25 at 100.00	BBB-	280,301
475	5.000%, 7/01/35	7/25 at 100.00	BBB-	518,292
770	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, Baltimore County Project, Refunding Series 2016, 3.600%, 7/01/35 – AGM Insured	7/19 at 100.00	AA	770,393
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016:
1,145	5.000%, 6/01/31 – AGM Insured	6/26 at 100.00	AA	1,360,832
520	5.000%, 6/01/43 – AGM Insured	6/26 at 100.00	AA	601,796
90	Montgomery County Housing Opportunities Commission, Maryland, GNMA/FHA-Insured Multifamily Housing Revenue Bonds, Series 1995A, 6.000%, 7/01/20	6/19 at 100.00	Aa2	90,249
1,250	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development Bonds, Series 2014A, 3.650%, 7/01/34	7/24 at 100.00	Aaa	1,295,025
15,775	Total Housing/Multifamily			17,008,019
	Housing/Single Family – 4.1%
1,365	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2011B, 3.250%, 3/01/36	3/26 at 100.00	Aa2	1,395,262
2,500	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2014C, 3.200%, 9/01/28	3/24 at 100.00	Aa2	2,604,225
1,000	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2015A, 3.800%, 9/01/35	9/25 at 100.00	Aa2	1,050,170
500	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2018A, 4.100%, 9/01/38	9/27 at 100.00	Aa2	538,110
1,335	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2019A, 3.750%, 9/01/39	3/28 at 100.00	Aa2	1,400,001
2,500	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2019B, 3.200%, 9/01/39 (WI/DD, Settling 6/13/19)	9/28 at 100.00	Aa2	2,520,000
9,200	Total Housing/Single Family			9,507,768

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care – 5.3%
$ 1,000	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2016, 5.000%, 1/01/37	1/26 at 100.00	A	$1,147,190
950	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Homes Inc, Series 2009B, 6.000%, 1/01/23	1/20 at 100.00	BBB	971,869
1,200	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Obligated Group Project, Refunding Series 2018A, 5.000%, 1/01/33	1/24 at 104.00	BBB	1,350,468
1,250	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Refunding Series 2017, 5.000%, 4/01/44	4/27 at 100.00	N/R	1,301,638
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2016A:
700	5.000%, 1/01/36	7/26 at 100.00	A	812,413
835	5.000%, 1/01/45	7/26 at 100.00	A	957,636
1,965	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	6/19 at 100.00	A-	1,967,574
	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, Series 2017A-1:
575	5.000%, 11/01/30	11/24 at 103.00	BB	642,068
950	5.000%, 11/01/32	11/24 at 103.00	BB	1,050,738
100	5.000%, 11/01/37	11/24 at 103.00	BB	109,035
100	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B, 5.000%, 11/01/47	11/24 at 103.00	BB	107,850
1,500	Washington County County Commissioners, Maryland, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2019B, 5.000%, 1/01/30	1/29 at 100.00	BBB+	1,782,555
11,125	Total Long-Term Care			12,201,034
	Tax Obligation/General – 12.7%
2,040	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/32	No Opt. Call	AA	1,395,217
1,325	Howard County, Maryland, General Obligation Bonds, Consolidated Public Improvement Project, Refunding Series 2015A, 5.000%, 2/15/21	No Opt. Call	AAA	1,405,388
1,000	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Third Series 2009C, 5.000%, 11/01/19	No Opt. Call	AAA	1,014,880
1,000	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Bidding Group 2 Second Series 2018-2, 5.000%, 8/01/29	8/28 at 100.00	AAA	1,276,660
	Maryland State, General Obligation Bonds, State and Local Facilities Loan, First Series 2017A:
1,000	5.000%, 3/15/23	No Opt. Call	AAA	1,131,490
1,000	5.000%, 3/15/31	3/27 at 100.00	AAA	1,227,170
2,085	Maryland State, General Obligation Bonds, State and Local Facilities Loan, First Series 2019, 5.000%, 3/15/27	No Opt. Call	AAA	2,608,919
2,000	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Second Series 2015A-2, 5.000%, 8/01/21	No Opt. Call	AAA	2,153,360
5,645	Murrieta Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2006 Series 2008, 0.000%, 9/01/32 – AGM Insured	No Opt. Call	AA	3,959,911

Nuveen Maryland Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 3,000	Prince George's County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2019A, 5.000%, 7/15/30	7/29 at 100.00	AAA	$3,885,210
	Washington Suburban Sanitary District, Montgomery and Prince George's Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Second Series 2016:
2,575	5.000%, 6/01/27	6/26 at 100.00	AAA	3,167,610
1,300	5.000%, 6/01/35	6/26 at 100.00	AAA	1,557,595
2,000	Washington Suburban Sanitary District, Montgomery and Prince George's Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2014, 5.000%, 6/01/21	No Opt. Call	AAA	2,141,740
7,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Capital Appreciation Series 2015, 0.000%, 8/15/49	8/25 at 37.14	Aaa	2,135,630
32,970	Total Tax Obligation/General			29,060,780
	Tax Obligation/Limited – 15.1%
325	Baltimore, Maryland, Revenue Refunding Bonds, Convention Center, Series 1998, 5.000%, 9/01/19 – NPFG Insured	7/19 at 100.00	Baa2	325,734
1,000	Baltimore, Maryland, Special Obligation Bonds, Center/West Development Project, Series 2017A, 5.375%, 6/01/36	6/26 at 100.00	N/R	1,047,100
	Baltimore, Maryland, Special Obligation Bonds, East Baltimore Research Park Project, Series 2017A:
460	4.500%, 9/01/33	9/27 at 100.00	N/R	487,591
120	5.000%, 9/01/38	9/27 at 100.00	N/R	130,189
755	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2016, 5.000%, 6/01/36	6/26 at 100.00	N/R	792,199
	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A:
49	5.600%, 7/01/20 – RAAI Insured	7/19 at 100.00	AA	49,158
115	5.700%, 7/01/29 – RAAI Insured	7/19 at 100.00	AA	116,082
	Fredrick County, Maryland, Special Obligation Bonds, Urbana Community Development Authority, Series 2010A:
1,840	5.000%, 7/01/30	7/20 at 100.00	A-	1,914,189
3,060	5.000%, 7/01/40	7/20 at 100.00	A-	3,159,603
670	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	BB	704,043
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/23	No Opt. Call	BB	1,104,060
1,000	5.000%, 12/01/36	12/26 at 100.00	BB	1,107,150
500	5.000%, 12/01/46	12/26 at 100.00	BB	548,080
725	Howard County, Maryland, Special Obligation Bonds, Annapolis Junction Town Center Project, Series 2014, 5.800%, 2/15/34	2/24 at 100.00	N/R	747,424
	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project, Series 2017A:
600	4.125%, 2/15/34, 144A	2/26 at 100.00	N/R	614,262
550	4.375%, 2/15/39, 144A	2/26 at 100.00	N/R	565,889

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,285	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2016, 5.000%, 7/01/34	7/25 at 100.00	N/R	$1,338,880
185	Maryland Economic Development Corporation, Special Obligation Bonds, Metro Centre Owings Mills Project, Series 2017, 4.500%, 7/01/44	1/27 at 100.00	N/R	191,355
	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2016:
1,000	5.000%, 5/01/32	5/26 at 100.00	AA	1,184,740
1,200	5.000%, 5/01/33	5/26 at 100.00	AA	1,419,120
1,000	5.000%, 5/01/35	5/26 at 100.00	AA	1,175,700
2,000	5.000%, 5/01/41	5/26 at 100.00	AA	2,318,000
2,000	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2018A, 5.000%, 5/01/36	5/28 at 100.00	AA	2,412,620
25	Prince George's County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46, 144A	1/26 at 100.00	N/R	25,949
2,000	Prince George's County, Maryland, Certificates of Participation, University of Maryland Capital Region Medical Center, Series 2018, 5.000%, 10/01/38	10/28 at 100.00	AA+	2,432,200
3,520	Prince George's County, Maryland, Special Obligation Bonds, National Harbor Project, Series 2005, 5.200%, 7/01/34	7/19 at 100.00	N/R	3,533,165
384	Prince George's County, Maryland, Special Tax District Bonds, Victoria Falls Project, Series 2005, 5.250%, 7/01/35	7/19 at 100.00	N/R	389,564
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
32	0.000%, 7/01/24	No Opt. Call	N/R	27,087
55	0.000%, 7/01/27	No Opt. Call	N/R	41,761
54	0.000%, 7/01/29	No Opt. Call	N/R	37,058
70	0.000%, 7/01/31	No Opt. Call	N/R	43,181
78	0.000%, 7/01/33	No Opt. Call	N/R	42,838
57	4.500%, 7/01/34	7/25 at 100.00	N/R	58,568
1,000	4.550%, 7/01/40	7/28 at 100.00	N/R	995,940
	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust Unit, Series 2007A Sr. Bond:
217	0.000%, 8/01/41 (5)	No Opt. Call	N/R	179,054
1,660	0.000%, 8/01/41 (5)	No Opt. Call	N/R	1,207,731
1,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Refunding Series 2007CC, 5.500%, 7/01/30 – AGM Insured	No Opt. Call	AA	1,119,770
1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2006, 5.000%, 10/01/28 – FGIC Insured	7/19 at 100.00	Baa2	1,012,270
32,591	Total Tax Obligation/Limited			34,599,304
	Transportation – 5.7%
	Guam Port Authority, Port Revenue Bonds, Private Activity Series 2018B:
120	5.000%, 7/01/33 (AMT)	7/28 at 100.00	A	136,998
425	5.000%, 7/01/34 (AMT)	7/28 at 100.00	A	483,340

Nuveen Maryland Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 300	Maryland Economic Development Corporation Economic Development Revenue Bonds, Terminal Project, Series 2019A, 5.000%, 6/01/44 (AMT)	6/29 at 100.00	Baa3	$352,326
1,940	Maryland Economic Development Corporation Economic Development Revenue Bonds, Transportation Facilities Project, Refunding Series 2017A, 5.000%, 6/01/35	6/28 at 100.00	Baa3	2,298,512
	Maryland Economic Development Corporation, Parking Facilities Revenue Bonds Baltimore City Project, Subordinate Parking Facilities Revenue Bonds, Series 2018C:
500	4.000%, 6/01/38	6/28 at 100.00	BBB-	512,155
330	4.000%, 6/01/58	6/28 at 100.00	BBB-	331,238
1,275	Maryland Economic Development Corporation, Parking Facilities Revenue Bonds, Baltimore City Project, Senior Parking Facilities Revenue Bonds, Series 2018A, 5.000%, 6/01/58	6/28 at 100.00	BBB	1,417,290
	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple Line Light Rail Project, Green Bonds, Series 2016D:
450	5.000%, 3/31/41 (AMT)	9/26 at 100.00	BBB+	498,785
2,700	5.000%, 3/31/46 (AMT)	9/26 at 100.00	BBB+	2,985,444
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
85	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB	89,826
340	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB	357,547
	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2017B:
1,500	5.000%, 7/01/30	7/27 at 100.00	AA-	1,849,980
1,390	5.000%, 7/01/37	7/27 at 100.00	AA-	1,667,791
11,355	Total Transportation			12,981,232
	U.S. Guaranteed – 7.7% (6)
865	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1998A, 5.000%, 7/01/28 – FGIC Insured (ETM)	No Opt. Call	AA	1,008,253
	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2009A:
185	5.375%, 7/01/34 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R	185,540
315	5.375%, 7/01/34 (Pre-refunded 7/01/19)	7/19 at 100.00	A+	315,920
3,855	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R	4,018,413
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2009A, 6.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	A	2,007,940
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2010, 5.000%, 7/01/32 (Pre-refunded 7/01/19)	7/19 at 100.00	A	1,002,670
2,610	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2010, 6.250%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	2,800,948
1,415	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/27 – AMBAC Insured (ETM)	No Opt. Call	N/R	1,637,877
2,450	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins Health System Obligated Group Issue, Series 2010, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	AA-	2,531,977

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$ 345	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 1991B, 7.000%, 7/01/22 – FGIC Insured (ETM)	No Opt. Call	Baa2	$386,210
895	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010, 5.125%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	A	897,479
1,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds 2009A, 5.125%, 7/01/32 (Pre-refunded 7/01/19)	7/19 at 100.00	AA-	1,002,810
16,935	Total U.S. Guaranteed			17,796,037
	Utilities – 1.4%
1,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35 (Mandatory Put 7/01/22) (4)	No Opt. Call	N/R	1,000,000
2,000	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	2,197,220
3,000	Total Utilities			3,197,220
	Water and Sewer – 3.3%
1,000	Baltimore, Maryland, Revenue Bonds, Storm Water Projects, Series 2019A, 5.000%, 7/01/49	7/29 at 100.00	Aa2	1,218,410
2,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2019A, 5.000%, 7/01/49	7/29 at 100.00	AA	2,440,800
2,000	Baltimore, Maryland, Revenue Bonds, Water Projects, Subordinate Series 2017A, 5.000%, 7/01/41	1/27 at 100.00	A+	2,340,900
415	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/40	7/27 at 100.00	A-	466,074
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016:
500	5.000%, 7/01/27	7/26 at 100.00	A-	580,160
500	5.000%, 1/01/46	7/26 at 100.00	A-	553,375
6,415	Total Water and Sewer			7,599,719
$ 202,156	Total Municipal Bonds (cost $201,433,437)			212,034,742

Shares	Description (1)	Value
	COMMON STOCKS – 0.2%
	Airlines – 0.2%
14,180	American Airlines Group Inc., (7)	$ 386,121
	Total Common Stocks (cost $425,978)	386,121
	Total Long-Term Investments (cost $201,859,415)	212,420,863

Nuveen Maryland Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 6.6%
	MUNICIPAL BONDS – 6.6%
	Health Care – 0.8%
$ 1,920	Maryland Health and Higher Educational Facilities Authority, Variable Rate Demand Obligations, Revenue Bonds, University of Maryland Medical System, Series 2007A, 1.400%, 7/01/34 (8)	7/19 at 100.00	A-1	$ 1,920,000
	Housing/Single Family – 3.1%
7,000	Maryland Community Development Administration, Variable Rate Demand Obligations, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006J, 1.460%, 9/01/40 (AMT) (8)	8/19 at 100.00	VMIG-1	7,000,000
	Tax Obligation/General – 2.7%
6,200	Washington Suburban Sanitary District, Montgomery and Prince George's Counties, Maryland, Variable Rate Demand Obligations, General Obligation Bonds, Multi-Modal Bond Anticpation Notes, Series 2013A, 1.380%, 6/01/23 (8)	7/19 at 100.00	VMIG-1	6,200,000
$ 15,120	Total Short-Term Investments (cost $15,120,000)			15,120,000
	Total Investments (cost $216,979,415) – 99.2%			227,540,863
	Other Assets Less Liabilities – 0.8%			1,848,510
	Net Assets – 100%			$ 229,389,373
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond’s accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.
(8)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Pennsylvania Municipal Bond Fund
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 94.4%
	MUNICIPAL BONDS – 94.4%
	Consumer Staples – 0.2%
$ 770	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (AMT)	No Opt. Call	AA-	$ 983,390
	Education and Civic Organizations – 11.5%
2,495	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2013, 5.000%, 3/01/21	No Opt. Call	AA	2,649,416
515	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2017, 5.000%, 10/15/37	10/27 at 100.00	Baa3	571,362
1,205	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane Charter School Project, Series 2016, 5.125%, 3/15/36	3/27 at 100.00	BBB-	1,345,129
305	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2017A, 5.000%, 12/15/47	12/27 at 100.00	BBB-	324,813
785	Crawford County Industrial Development Authority, Pennsylvania, College Revenue Bonds, Allegheny College, Series 2016, 3.000%, 5/01/34	5/26 at 100.00	A-	784,670
330	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014, 5.000%, 5/01/37	5/24 at 100.00	Baa3	351,064
920	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern University, Series 2006, 4.500%, 10/01/27 – RAAI Insured	7/19 at 100.00	AA	921,316
1,250	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010, 5.250%, 10/01/31	10/20 at 100.00	BBB	1,292,587
3,500	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2015, 5.000%, 8/01/45	8/25 at 100.00	AA-	4,017,860
1,430	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon University, Series 2016, 4.000%, 5/01/46	11/26 at 100.00	BBB+	1,455,711
	Huntingdon County General Authority, Pennsylvania, Revenue Bonds, Juniata College, Series 2016OO2:
290	3.125%, 5/01/34	5/26 at 100.00	BBB+	278,316
210	3.250%, 5/01/36	5/26 at 100.00	BBB+	201,722
355	3.500%, 5/01/41	5/26 at 100.00	BBB+	341,759
	Lackawanna County Industrial Development Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2017:
100	3.375%, 11/01/33	11/27 at 100.00	A-	103,088
1,090	4.000%, 11/01/40	11/27 at 100.00	A-	1,142,255
1,985	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 5.000%, 5/01/32	5/22 at 100.00	A	2,112,298
1,800	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2016, 3.000%, 10/01/37	10/26 at 100.00	A	1,814,706

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010:
$ 330	5.250%, 4/01/30	4/20 at 100.00	BBB	$337,706
220	5.625%, 4/01/40	4/20 at 100.00	BBB	224,974
1,270	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2018A, 5.000%, 9/01/48	9/28 at 100.00	A+	1,484,020
2,075	Northampton County General Purpose Authority, Pennsylvania, Revenue Bonds, Lafayette College, Refunding Series 2018, 4.000%, 11/01/38	11/28 at 100.00	Aa3	2,281,068
165	Northeastern Pennsylvania Hospital and Education Authority, University Revenue Bonds, Wilkes University Project, Refunding Series 2016A, 3.000%, 3/01/31	3/26 at 100.00	BBB	156,529
465	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	7/19 at 100.00	Aa3	466,228
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College, Series 2016-004:
630	2.625%, 11/01/31	5/26 at 100.00	A-	621,892
690	3.000%, 11/01/42	5/26 at 100.00	A-	679,043
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Bryn Mawr College, Refunding Series 2014:
815	5.000%, 12/01/38	12/24 at 100.00	AA	945,009
670	5.000%, 12/01/44	12/24 at 100.00	AA	774,641
1,500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Refunding Series 2016, 4.000%, 5/01/36	5/26 at 100.00	A	1,589,835
280	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2012, 4.000%, 5/01/32	11/22 at 100.00	BBB	284,530
2,375	Pennsylvania HIgher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Refunding Series 2015A, 5.250%, 9/01/50	3/25 at 100.00	A+	2,696,100
220	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A+	237,835
1,260	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania, Series 2018A, 3.375%, 2/15/35	2/28 at 100.00	AA+	1,324,436
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
170	4.000%, 11/01/39	11/22 at 100.00	Baa1	173,669
1,180	5.000%, 11/01/42	11/22 at 100.00	Baa1	1,267,544
1,315	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2015A, 5.000%, 11/01/36	11/25 at 100.00	Baa1	1,478,218
385	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A, 5.500%, 7/15/38	7/23 at 100.00	A-	419,600
1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 6.375%, 11/15/40	11/20 at 100.00	BB	1,029,630
1,400	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Performing Arts Charter School, Series 2013, 6.750%, 6/15/43, 144A	6/20 at 100.00	BB	1,441,622
2,345	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Temple University, First Series 2015, 5.000%, 4/01/45	4/25 at 100.00	Aa3	2,638,266

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 910	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, University of the Arts, Series 2017, 5.000%, 3/15/45, 144A	3/28 at 100.00	BB+	$953,407
1,895	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, Revenue Bonds, Marywood University, Series 2016, 5.000%, 6/01/46	6/26 at 100.00	BB+	1,962,784
835	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2016, 5.000%, 11/01/37	5/26 at 100.00	A-	941,913
1,880	Washington County Industrial Development Authority, Pennsylvania, College Revenue Bonds, AICUP Financing Program-Washington and Jefferson College Project, Series 2017-PP5, 3.375%, 11/01/36	11/27 at 100.00	A-	1,924,199
	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2015A:
665	5.000%, 11/01/32	11/25 at 100.00	A-	769,591
260	5.000%, 11/01/33	11/25 at 100.00	A-	300,141
260	4.000%, 11/01/35	11/25 at 100.00	A-	270,865
46,030	Total Education and Civic Organizations			49,383,367
	Health Care – 19.0%
10,215	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny Health Network Obligated Group Issue, Series 2018A, 4.000%, 4/01/44	4/28 at 100.00	A	10,929,233
3,905	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.125%, 4/01/35	7/19 at 100.00	Caa1	3,584,829
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2019A:
1,000	4.000%, 7/15/36	7/29 at 100.00	A+	1,107,680
1,170	4.000%, 7/15/39	7/29 at 100.00	A+	1,280,448
1,400	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health System, Inc, Series 2012, 5.000%, 5/15/27	5/21 at 100.00	AA-	1,480,682
8,000	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Tower Health Project, Series 2017, 5.000%, 11/01/50	11/27 at 100.00	A	9,159,600
2,125	Butler County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Butler Health System Project, Series 2015A, 5.000%, 7/01/39	7/25 at 100.00	A+	2,380,170
	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2016A:
295	5.000%, 11/15/41	11/25 at 100.00	AA-	332,264
615	5.000%, 11/15/46	11/25 at 100.00	AA-	691,309
	Chester County Health and Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Main Line Health System, Series 2017A:
1,000	4.000%, 10/01/36	10/27 at 100.00	AA	1,100,890
1,325	4.000%, 10/01/37	10/27 at 100.00	AA	1,452,081
	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Refunding Series 2016A:
500	3.000%, 6/01/33	6/26 at 100.00	A+	502,345
585	5.000%, 6/01/35	6/26 at 100.00	A+	681,379
710	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A+	758,301

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 500	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/28	7/23 at 100.00	BBB-	$541,195
4,000	Dubois Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Penn Highlands Healthcare, Series 2018, 5.000%, 7/15/48	1/28 at 100.00	A-	4,608,160
1,485	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2014A, 5.000%, 6/01/41	6/24 at 100.00	AA	1,647,697
1,045	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2017A-1, 5.000%, 2/15/45	2/27 at 100.00	AA	1,208,950
255	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A, 6.000%, 6/01/39	6/23 at 100.00	Ba1	279,638
2,750	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health System, Refunding Series 2016B, 5.000%, 8/15/46	8/26 at 100.00	AA	3,189,615
1,850	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2016A, 5.000%, 8/15/42	8/26 at 100.00	AA	2,160,282
3,850	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Refunding Series 2016A, 4.000%, 7/01/35	7/26 at 100.00	A+	4,061,634
	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Refunding Series 2016:
360	3.000%, 11/01/36	5/26 at 100.00	A	361,883
3,650	4.000%, 11/01/46	5/26 at 100.00	A	3,791,292
2,010	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2012, 4.000%, 11/01/32	11/22 at 100.00	A	2,069,215
	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A:
1,500	5.500%, 7/01/28	7/19 at 100.00	A+	1,504,140
1,110	5.750%, 7/01/39	7/19 at 100.00	A+	1,113,363
1,050	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2016, 5.000%, 7/01/41	7/26 at 100.00	A+	1,195,551
3,075	Montgomery County Industrial Development Authority, Pennsylvania, Health Facilities Revenue Bonds, Jefferson Health System, Series 2012A, 5.000%, 10/01/41	4/22 at 100.00	AA	3,279,088
2,600	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45	1/25 at 100.00	Ba1	2,871,076
230	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children's Hospital of Philadelphia, Tender Option Bond Trust 2015-XF0114, 10.898%, 7/01/41, 144A (IF)	7/21 at 100.00	AA	269,930
1,845	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB-	1,994,519
2,000	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2016B, 5.000%, 7/01/45	1/27 at 100.00	A+	2,286,740
2,035	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Refunding Series 2014A, 5.000%, 6/01/44	6/24 at 100.00	Aa3	2,257,242
3,040	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Series 2019A, 5.000%, 6/01/49	6/29 at 100.00	Aa3	3,634,198

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 555	The Hospitals and Higher Education Facilities Authority of Philadelphia, Hospital Revenue Bonds, Pennsylvania, Temple University Health System Obligated Group, Series of 2017, 5.000%, 7/01/30	7/27 at 100.00	BBB-	$635,225
125	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.000%, 1/01/26	1/21 at 100.00	AA	133,773
530	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41	1/22 at 100.00	AA	581,373
425	Westmoreland County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Excela Health Project, Series 2010A, 5.125%, 7/01/30	7/20 at 100.00	A3	437,482
74,720	Total Health Care			81,554,472
	Housing/Multifamily – 0.3%
650	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion University Foundation Inc., Student Housing Project at Clarion University, Series 2014A, 5.000%, 7/01/45	7/24 at 100.00	Baa3	663,988
485	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc.- Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/46	7/24 at 100.00	BBB-	512,538
100	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University Properties Inc., Student Housing Project at East Stroudsburg University of Pennsylvania, Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	Baa3	109,392
221	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown - Morrisville Project, Series 2005A, 5.625%, 7/01/35	7/19 at 100.00	Baa3	221,263
1,456	Total Housing/Multifamily			1,507,181
	Housing/Single Family – 9.2%
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
2,560	3.300%, 10/01/32	10/21 at 100.00	AA+	2,597,274
1,980	3.650%, 10/01/37	10/21 at 100.00	AA+	2,011,977
880	3.700%, 10/01/42	10/21 at 100.00	AA+	892,417
610	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2013-115B, 4.000%, 10/01/38	10/22 at 100.00	AA+	626,818
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-116B:
780	3.950%, 10/01/40	10/24 at 100.00	AA+	808,821
995	4.000%, 4/01/45	10/24 at 100.00	AA+	1,031,327
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-117B:
710	3.900%, 10/01/35	10/24 at 100.00	AA+	743,782
535	4.050%, 10/01/40	10/24 at 100.00	AA+	557,636
1,420	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-119, 3.500%, 10/01/36	4/25 at 100.00	AA+	1,469,828

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$ 5,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-120, 3.200%, 4/01/40	10/25 at 100.00	AA+	$5,023,400
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-121:
1,325	3.100%, 10/01/36	10/25 at 100.00	AA+	1,350,824
6,295	3.200%, 10/01/41	10/25 at 100.00	AA+	6,381,682
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-123B:
1,020	3.450%, 10/01/32	10/26 at 100.00	AA+	1,069,898
1,030	3.900%, 10/01/37	10/26 at 100.00	AA+	1,088,071
960	4.000%, 10/01/42	10/26 at 100.00	AA+	1,008,797
2,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-124B, 3.500%, 10/01/37	10/26 at 100.00	AA+	2,075,240
1,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-125B, 3.700%, 10/01/47	4/27 at 100.00	AA+	1,040,580
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2018-126A:
1,850	3.700%, 10/01/33	4/27 at 100.00	AA+	1,977,927
1,740	3.950%, 10/01/38	4/27 at 100.00	AA+	1,840,833
6,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2019-129, 3.350%, 10/01/45 (WI/DD, Settling 6/27/19)	10/28 at 100.00	AA+	6,060,600
38,690	Total Housing/Single Family			39,657,732
	Industrials – 0.3%
	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Amtrak Project, Series 2012A:
955	5.000%, 11/01/27 (AMT)	11/22 at 100.00	A1	1,038,763
410	5.000%, 11/01/41 (AMT)	11/22 at 100.00	A1	442,156
1,365	Total Industrials			1,480,919
	Long-Term Care – 4.9%
1,600	Berks County Industrial Development Authority Healthcare Facilities Revenue Bonds, Pennsylvania, The Highlands at Wyomissing, Series 2018, 5.000%, 5/15/48	5/25 at 102.00	BBB	1,760,944
1,510	Berks County Industrial Development Authority, Pennsylvania, Healthcare Facilities Revenue Bonds, Highlands at Wyomissing, Series 2017A, 5.000%, 5/15/42	5/27 at 100.00	BBB	1,680,192
90	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2015A, 5.000%, 12/01/35	12/25 at 100.00	N/R	93,432
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015:
1,820	4.000%, 1/01/33	1/25 at 100.00	BBB+	1,881,662
2,250	5.000%, 1/01/38	1/25 at 100.00	BBB+	2,447,572

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2016:
$ 355	5.000%, 1/01/28	1/26 at 100.00	BBB+	$404,416
1,000	5.000%, 1/01/29	1/26 at 100.00	BBB+	1,134,890
910	5.000%, 1/01/30	1/26 at 100.00	BBB+	1,028,937
135	3.250%, 1/01/36	1/26 at 100.00	BBB+	129,492
2,055	3.250%, 1/01/39	1/26 at 100.00	BBB+	1,941,338
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2019A:
285	4.125%, 1/01/38	1/29 at 100.00	BBB+	297,634
560	5.000%, 1/01/39	1/29 at 100.00	BBB+	638,204
1,135	East Hempfield Township Industrial Development Authority, Pennsylvania, Revenue Bonds, Willow Valley Communities Project, Refunding Series 2016, 5.000%, 12/01/39	12/25 at 100.00	A	1,272,471
340	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Villages Project, Series 2015, 5.000%, 11/01/35	5/25 at 100.00	A	379,454
	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013:
250	5.375%, 5/01/28	5/23 at 100.00	BBB	272,670
430	5.750%, 5/01/35	5/23 at 100.00	BBB	472,953
830	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS Retirement-Life Communities, Inc., Obligated Group, Refunding Series 2012, 5.000%, 11/15/26	5/22 at 100.00	A-	903,355
2,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS Retirement-Life Communities, Inc., Obligated Group, Series 2016, 5.000%, 11/15/36	11/26 at 100.00	A-	2,308,760
2,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Meadowood Senior Living Project, Series 2018A, 5.000%, 12/01/48	12/25 at 102.00	BBB	2,185,080
19,555	Total Long-Term Care			21,233,456
	Materials – 0.6%
2,360	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (AMT)	11/24 at 100.00	N/R	2,508,137
	Tax Obligation/General – 14.1%
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014C-74:
950	5.000%, 12/01/32	12/24 at 100.00	AA-	1,098,305
415	5.000%, 12/01/34	12/24 at 100.00	AA-	477,325
4,950	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2018C-77, 5.000%, 11/01/43	11/28 at 100.00	AA-	5,956,533
2,910	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/37	12/22 at 100.00	AA-	3,201,873

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Refunding Series 2016:
$ 1,000	4.000%, 8/01/31	8/26 at 100.00	Aa2	$1,109,760
1,055	4.000%, 8/01/32	8/26 at 100.00	Aa2	1,167,421
805	4.000%, 8/01/33	8/26 at 100.00	Aa2	887,335
705	Boyertown Area School District, Berks and Montgomery Counties, Pennsylvania, General Obligation Bonds, Series 2015, 5.000%, 10/01/38	4/24 at 100.00	AA-	792,483
1,000	Bristol Township School District, Bucks County, Pennsylvania, General Obligation Bonds, Series 2013, 5.250%, 6/01/43	6/23 at 100.00	A2	1,113,470
1,675	Canon-McMillan School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2014D, 5.000%, 12/15/38 – BAM Insured	12/24 at 100.00	AA	1,915,497
2,005	Cheltenham Township School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2016B, 5.000%, 2/15/37	8/24 at 100.00	AA-	2,282,412
3,125	Chichester School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 1999, 0.000%, 3/01/26 – FGIC Insured	No Opt. Call	AA-	2,718,187
1,110	Connellsville Area School District, Fayette County, Pennsylvania, General Obligation Bonds, Series 2019, 3.125%, 8/15/39	8/26 at 100.00	AA	1,113,319
2,630	Dallas School District, Luzerne County, Pennsylvania, General Obligation Bonds, Series 2019, 5.000%, 10/15/33 – AGM Insured (WI/DD, Settling 6/06/19)	10/29 at 100.00	AA	3,279,741
1,635	Girard School District, Erie County, Pennsylvania, General Obligation Bonds, Series 1999B, 0.000%, 11/15/28 – FGIC Insured	No Opt. Call	Baa2	1,294,920
2,240	Lehighton Area School District, Carbon County, Pennsylvania, General Obligation Bonds, Limited Tax Series 2015A, 5.000%, 11/15/43 – BAM Insured	11/23 at 100.00	AA	2,500,781
4,875	McKeesport Area School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1997D, 0.000%, 10/01/24 – NPFG Insured	No Opt. Call	A3	4,340,407
	Norristown Area School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2016:
1,000	4.000%, 9/01/31 – AGM Insured	9/26 at 100.00	AA	1,103,640
1,000	4.000%, 9/01/33 – AGM Insured	9/26 at 100.00	AA	1,097,480
	North Allegheny School District, Allegheny County, Pennsylvania, General Obligation Bonds, Limited Tax Series 2019:
1,000	4.000%, 5/01/34 (WI/DD, Settling 6/13/19)	5/29 at 100.00	AA	1,128,430
1,500	4.000%, 5/01/36 (WI/DD, Settling 6/13/19)	5/29 at 100.00	AA	1,676,100
1,000	4.000%, 5/01/44 (WI/DD, Settling 6/13/19)	5/29 at 100.00	AA	1,094,900
1,350	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/30 – AGM Insured	1/24 at 100.00	AA	1,548,639
3,685	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – NPFG Insured	No Opt. Call	A+	4,613,325
1,250	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2014A, 5.000%, 7/15/38	1/24 at 100.00	A	1,385,200
240	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014A, 5.000%, 9/01/25 – BAM Insured	9/22 at 100.00	AA	266,112

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B:
$ 2,410	5.000%, 9/01/25	9/22 at 100.00	AA-	$2,668,979
1,200	5.000%, 9/01/26	9/22 at 100.00	AA-	1,326,948
1,535	Rostraver Township, Westmoreland County, Pennsylvania, General Obligation Bonds, Series 2018, 3.500%, 9/01/34 – AGM Insured	9/25 at 100.00	AA	1,606,915
1,285	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016, 5.000%, 11/15/32	5/24 at 100.00	BB+	1,389,188
630	Spring Grove Area School District, York County, Pennsylvania, General Obligation Bonds, Refunding Series 2015A, 4.000%, 10/01/19	No Opt. Call	AA-	635,380
2,000	State College Area School District, Centre County, Pennsylvania, General Obligation Bonds, Series 2015, 5.000%, 3/15/40	3/25 at 100.00	Aa1	2,293,440
	The Redevelopment Authority of the City of Scranton, Lackawanna County, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2016A:
110	5.000%, 11/15/21	No Opt. Call	BB+	113,392
70	5.000%, 11/15/28	5/24 at 100.00	BB+	71,879
1,250	Upper St Clair Township School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2018, 5.000%, 10/01/41	10/24 at 100.00	AA	1,410,900
55,600	Total Tax Obligation/General			60,680,616
	Tax Obligation/Limited – 6.0%
500	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa3	526,780
	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018:
100	5.000%, 5/01/33, 144A	5/28 at 100.00	Ba3	113,854
500	5.000%, 5/01/42, 144A	5/28 at 100.00	Ba3	552,930
505	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017, 5.000%, 5/01/42, 144A	5/27 at 100.00	Ba3	553,268
100	Chester County Industrial Development Authority, Pennsylvania, Special Obligation Bonds, Woodlands at Greystone Project, Series 2018, 5.000%, 3/01/38, 144A	3/28 at 100.00	N/R	105,273
1,000	Commonwealth Financing Authority, Pennsylvania, Revenue Bonds, Refunding Series 2019B, 5.000%, 6/01/30	No Opt. Call	A1	1,282,640
	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master Settlement, Series 2018:
570	5.000%, 6/01/33	6/28 at 100.00	A1	686,388
5,865	4.000%, 6/01/39 – AGM Insured	6/28 at 100.00	AA	6,396,017
935	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	BB	982,507
614	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33, 144A	7/24 at 100.00	N/R	632,310
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A:
1,500	0.000%, 12/01/37 (4)	12/26 at 100.00	AA-	1,517,565
1,000	0.000%, 12/01/44 (4)	12/26 at 100.00	AA-	1,008,150
2,500	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Subordinate Series 2018B, 5.000%, 12/01/48	12/28 at 100.00	A+	2,925,850

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 2,045	Philadelphia Authority For Industrial Development, Pennsylvania, City Agreement Revenue Bonds, Cultural and Commercial Corridors Program, Refunding Series 2016A, 5.000%, 12/01/30	12/25 at 100.00	A	$2,391,341
	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2012:
1,530	5.000%, 2/01/26 – AGM Insured	8/22 at 100.00	AA	1,678,334
1,220	4.000%, 2/01/29 – AGC Insured	8/22 at 100.00	AA	1,290,833
2,540	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA	2,630,881
310	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2018, 5.000%, 7/01/35	1/28 at 100.00	BB	324,059
23,334	Total Tax Obligation/Limited			25,598,980
	Transportation – 8.5%
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2015:
1,040	4.000%, 7/01/34 – BAM Insured	7/25 at 100.00	AA	1,132,206
2,455	4.000%, 7/01/35 – BAM Insured	7/25 at 100.00	AA	2,667,456
1,000	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2017, 5.000%, 7/01/47	7/27 at 100.00	A1	1,179,610
2,700	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2018A, 5.000%, 1/01/38	1/29 at 100.00	A+	3,298,860
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
1,305	5.000%, 1/01/22	No Opt. Call	A	1,411,462
1,000	5.000%, 1/01/25	1/23 at 100.00	A	1,106,060
1,845	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 – AGM Insured	1/24 at 100.00	AA	2,049,850
2,500	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 6/30/42 (AMT)	6/26 at 100.00	BBB	2,795,675
5,120	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 6.375%, 12/01/38	12/27 at 100.00	A	6,590,976
825	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2, 5.000%, 6/01/39	6/26 at 100.00	A3	940,005
1,040	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2014C, 5.000%, 12/01/44	12/24 at 100.00	A+	1,178,684
4,525	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%, 12/01/45	12/25 at 100.00	A1	5,191,804
2,155	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 6.250%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	2,732,863
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2017B-1:
570	5.000%, 6/01/31	6/27 at 100.00	A3	673,632
570	5.000%, 6/01/33	6/27 at 100.00	A3	669,699

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 1,250	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2010D, 5.250%, 6/15/22 (AMT)	6/20 at 100.00	A	$1,296,562
70	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017A, 3.000%, 7/01/34 – AGM Insured	7/27 at 100.00	AA	71,455
1,500	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.250%, 6/15/28	6/20 at 100.00	A	1,556,670
31,470	Total Transportation			36,543,529
	U.S. Guaranteed – 9.3% (5)
1,165	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.100%, 8/01/33 (Pre-refunded 8/01/19)	8/19 at 100.00	Aa2	1,171,862
245	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2012A, 5.000%, 11/15/47 (Pre-refunded 11/15/19)	11/19 at 100.00	AA-	248,861
1,000	Cumberland County, Pennsylvania, Municipal Authority College Revenue Bonds, Dickinson College, Series 2009H-H1, 5.000%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	A+	1,014,380
2,495	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 (Pre-refunded 1/01/20)	1/20 at 100.00	A+	2,546,821
2,190	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42 (Pre-refunded 7/01/20)	7/20 at 100.00	AA-	2,280,622
3,230	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds, Lancaster General Hospital Project, Series 2012B, 5.000%, 7/01/42 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R	3,515,338
3,000	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27 (Pre-refunded 12/15/19)	12/19 at 100.00	N/R	3,097,890
1,010	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2012A, 5.000%, 1/01/41 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R	1,097,880
1,310	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/31 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	1,443,646
970	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R	1,013,213
1,100	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R	1,118,447
650	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R	680,856
1,110	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Philadelphia University, Refunding Series 2013, 5.000%, 6/01/32 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R	1,261,826
100	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg University Student Services, Inc., Student Housing Project at Shippensburg University of Pennsylvania, Series 2012, 5.000%, 10/01/44 (Pre-refunded 10/01/22)	10/22 at 100.00	N/R	111,309
1,060	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2010, 5.000%, 3/01/40 (Pre-refunded 3/01/20)	3/20 at 100.00	A+	1,087,475

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue Bonds, Subordinate Series 2010A1&2:
$ 655	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R	$694,202
2,915	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	AA-	3,089,463
2,990	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Senior Lien Series 2012A, 5.000%, 12/01/24 (Pre-refunded 12/01/22)	12/22 at 100.00	A+	3,350,116
120	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	N/R	126,148
2,185	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R	2,257,061
2,000	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2010C, 5.000%, 8/01/30 (Pre-refunded 8/01/20) – AGM Insured	8/20 at 100.00	AA	2,082,880
2,500	Reading, Berks County, Pennsylvania, General Obligation Bonds, Series 2009, 5.000%, 11/01/29 (Pre-refunded 11/01/19) – AGM Insured	11/19 at 100.00	A2	2,536,475
	Saint Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2010A:
120	5.000%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R	126,025
1,195	5.000%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	AA-	1,255,001
1,627	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital, Series 2010, 5.500%, 7/01/29 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R	1,695,594
240	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding & Improvement Series 2011, 7.000%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	A-	267,706
125	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.000%, 1/01/26 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	133,763
830	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	A-	870,562
38,137	Total U.S. Guaranteed			40,175,422
	Utilities – 5.1%
3,475	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (Mandatory Put 7/01/21) (6)	No Opt. Call	N/R	3,214,375
25	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35 (Mandatory Put 7/01/22) (6)	No Opt. Call	N/R	25,000
2,270	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory Put 6/01/20) (6)	No Opt. Call	N/R	2,099,750
115	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.200%, 7/01/19	6/19 at 100.00	Ba1	115,315
2,580	Delaware County Industrial Development Authority, Pennsylvania, Revenue Bonds, Covanta Project, Refunding Series 2015A, 5.000%, 7/01/43	7/20 at 100.00	BB-	2,613,050

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 4,305	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 0.000%, 11/01/41 (Mandatory Put 12/01/19) (6)	No Opt. Call	N/R	$3,982,125
5,000	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc., Project, Series 2009B, 5.000%, 11/15/40	11/19 at 100.00	AA-	5,070,850
2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifteenth Series 2017, 5.000%, 8/01/47	8/27 at 100.00	A	2,323,880
1,975	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Thirteenth Series 2015, 5.000%, 8/01/30	8/25 at 100.00	A	2,291,849
21,745	Total Utilities			21,736,194
	Water and Sewer – 5.4%
6,490	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2010, 5.000%, 6/01/40 – AGM Insured	12/20 at 100.00	AA	6,788,151
	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2015:
1,175	5.000%, 12/01/40	12/25 at 100.00	A+	1,349,053
1,180	5.000%, 12/01/45	12/25 at 100.00	A+	1,350,085
	Delaware County Regional Water Quality Control Authority, Pennsylvania, Sewer Revenue Bonds, Series 2015:
400	5.000%, 5/01/40	5/25 at 100.00	Aa3	457,200
785	4.000%, 5/01/45	5/25 at 100.00	Aa3	832,971
3,690	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	4,140,106
900	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB+	918,414
940	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A+	980,890
5,005	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2015A, 5.000%, 7/01/45	7/24 at 100.00	A+	5,618,213
600	Robinson Township Municipal Authority, Allegheny County, Pennsylvania, Water and Sewer Revenue Bonds, Series 2014, 4.000%, 5/15/40	11/19 at 100.00	AA	602,388
21,165	Total Water and Sewer			23,037,471
$ 376,397	Total Long-Term Investments (cost $383,347,166)			406,080,866

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
SHORT-TERM INVESTMENTS – 7.3%
MUNICIPAL BONDS – 7.3%
Health Care – 2.1%
$ 2,180	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health Services, Variable Rate Demand Obligation, Series 2008A, 1.340%, 1/01/38 (7)	7/19 at 100.00	A-1	$ 2,180,000

Nuveen Pennsylvania Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 7,000	RBC Municipal Products Inc Trust, Pennsylvania, Variable Rate Demand Obligations, 2.200%, 11/15/47,144A (7)	8/19 at 100.00	N/R	$ 7,000,000
9,180	Total Health Care			9,180,000
	Tax Obligation/General – 3.8%
2,685	Emmaus General Authority, Pennsylvania, Variable Rate Demand Bonds, Series 1996, 1.490%, 12/01/28 – AGM Insured (7)	9/19 at 100.00	A-1	2,685,000
13,540	Philadelphia, Pennsylvania, Variable Rate Demand Bonds, General Obligation Bonds, Refunding Series 2009A, 1.300%, 8/01/31 (7)	8/19 at 100.00	A-1	13,540,000
16,225	Total Tax Obligation/General			16,225,000
	Water and Sewer – 1.4%
5,815	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Variable Rate Demand Obligation, Series 1997A, 1.500%, 8/01/27 (7)	8/19 at 100.00	A-1+	5,815,000
$ 31,220	Total Short-Term Investments (cost $31,220,000)			31,220,000
	Total Investments (cost $414,567,166) – 101.7%			437,300,866
	Other Assets Less Liabilities – (1.7)%			(7,403,567)
	Net Assets – 100%			$ 429,897,299
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Virginia Municipal Bond Fund
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 94.0%
	MUNICIPAL BONDS – 93.8%
	Consumer Staples – 2.6%
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
$ 270	5.250%, 6/01/32	6/19 at 100.00	N/R	$266,455
600	5.625%, 6/01/47	6/19 at 100.00	N/R	579,912
6,155	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/19 at 100.00	B-	6,083,417
4,910	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2007B2, 5.200%, 6/01/46	6/21 at 100.00	B-	4,926,547
11,935	Total Consumer Staples			11,856,331
	Education and Civic Organizations – 8.2%
1,685	Alexandria Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Episcopal High School, Series 2017, 4.000%, 1/01/40	1/27 at 100.00	A1	1,824,569
1,455	Industrial Development Authority of the City of Lexington, Virginia, Washington and Lee University, Educational Facility Revenue Bonds, Refunding Series 2018A, 5.000%, 1/01/48	1/28 at 100.00	AA	1,750,903
3,000	Lexington Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Washington & Lee University, Series 2013, 5.000%, 1/01/43	1/22 at 100.00	AA	3,247,770
500	Montgomery County Economic Development Authority, Virginia, Revenue Bonds, Virginia Tech Foundation, Refunding Series 2017A, 4.000%, 6/01/37	6/27 at 100.00	Aa2	554,270
750	Roanoke Economic Development Authority, Virginia, Educational Facilities Revenue Bonds, Lynchburg College, Series 2018A, 5.000%, 9/01/43	9/28 at 100.00	BBB+	852,525
2,500	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Green Series 2015A-2, 5.000%, 4/01/45	4/25 at 100.00	AAA	2,903,350
8,855	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Refunding Series 2017A, 5.000%, 4/01/42	4/27 at 100.00	AAA	10,657,170
2,000	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Series 2015B, 5.000%, 8/01/21	No Opt. Call	AAA	2,156,480
1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	1,056,740
	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A:
3,000	5.000%, 7/01/35, 144A	7/25 at 100.00	BB+	3,207,000
3,065	5.000%, 7/01/45, 144A	7/25 at 100.00	BB+	3,238,908
1,575	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 1998, 5.250%, 1/01/31 – NPFG Insured	No Opt. Call	AA	2,025,859
765	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 2001, 5.375%, 1/01/21	No Opt. Call	AA	796,396

Nuveen Virginia Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 2,190	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 2015A, 5.000%, 1/01/40	1/25 at 100.00	AA	$2,510,090
525	Virginia Commonwealth University, General Pledge Revenue Bonds, Refunding Series 2018A, 5.000%, 11/01/38	11/28 at 100.00	Aa2	645,682
500	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Roanoke College, Series 2011, 5.750%, 4/01/41	4/20 at 100.00	BBB+	515,965
33,365	Total Education and Civic Organizations			37,943,677
	Health Care – 7.9%
2,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2018A, 4.000%, 5/15/48	5/28 at 100.00	AA+	2,167,000
400	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23	No Opt. Call	AA+	438,008
2,500	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/21	No Opt. Call	A3	2,669,175
3,500	Industrial Development Authority of the City of Newport News, Virginia, Health System Revenue Bonds, Riverside Health System, Series 2015A, 5.330%, 7/01/45, 144A	7/25 at 100.00	N/R	3,795,960
	Lynchburg Economic Development Authority, Virginia, Hospital Revenue Bonds, Centra Health Obligated Group, Refunding Series 2017A:
105	5.000%, 1/01/32	1/27 at 100.00	A	124,476
2,000	5.000%, 1/01/47	1/27 at 100.00	A	2,314,780
1,000	Norfolk Economic Development Authority, Virginia, Hospital Facility Revenue Bonds, Sentara Healthcare Systems, Refunding Series 2018B, 4.000%, 11/01/48	11/28 at 100.00	AA	1,089,150
1,000	Prince William County Industrial Development Authority, Virginia, Health Care Facilities Revenue Bonds, Novant Health Obligated Group-Prince William Hospital, Refunding Series 2013B, 5.000%, 11/01/25	11/22 at 100.00	AA-	1,103,630
1,310	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38	7/20 at 100.00	AA	1,347,872
	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2016:
1,000	5.000%, 6/15/32	6/26 at 100.00	A3	1,175,250
1,800	5.000%, 6/15/35	6/26 at 100.00	A3	2,092,770
1,600	5.000%, 6/15/36	6/26 at 100.00	A3	1,855,552
1,360	4.000%, 6/15/37	6/26 at 100.00	A3	1,435,466
3,300	Virginia Commonwealth University Health System Authority, General Revenue Bonds, Series 2017B, 5.000%, 7/01/46	7/27 at 100.00	AA-	3,872,946
2,745	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara Healthcare, Refunding Series 2010, 5.000%, 11/01/40	5/20 at 100.00	AA	2,826,252
1,665	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley Health System Obligated Group, Refunding Series 2014A, 5.000%, 1/01/44	1/24 at 100.00	A+	1,818,530

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley Health System Obligated Group, Refunding Series 2015:
$ 1,250	5.000%, 1/01/32	1/26 at 100.00	A+	$1,456,000
1,230	5.000%, 1/01/34	1/26 at 100.00	A+	1,420,515
2,000	4.000%, 1/01/37	1/26 at 100.00	A+	2,122,960
1,215	5.000%, 1/01/44	1/26 at 100.00	A+	1,374,007
32,980	Total Health Care			36,500,299
	Housing/Multifamily – 3.8%
985	Fairfax County Redevelopment and Housing Authority, Virginia, FHA-Insured Elderly Housing Mortgage Revenue Refunding Bonds, Little River Glen, Series 1996, 6.100%, 9/01/26	7/19 at 100.00	AA	987,827
500	Richmond Redevelopment and Housing Authority, Virginia, Multi-Family Housing Revenue Bonds, American Tobacco Apartments, Series 2017, 5.550%, 1/01/37, 144A	1/27 at 100.00	N/R	521,625
600	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010A, 5.000%, 4/01/45	10/19 at 100.00	AA+	606,000
490	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010C, 4.550%, 8/01/32	2/20 at 100.00	AA+	499,540
	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015A:
1,510	3.500%, 3/01/35	3/24 at 100.00	AA+	1,556,417
1,790	3.625%, 3/01/39	3/24 at 100.00	AA+	1,841,982
1,000	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015C, 4.000%, 8/01/45	8/24 at 100.00	AA+	1,040,120
2,585	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015E, 3.750%, 12/01/40	12/24 at 100.00	AA+	2,674,183
1,500	Virginia Housing Development Authority, Rental Housing Bonds, Series 2016B, 3.350%, 5/01/36	5/25 at 100.00	AA+	1,540,305
1,710	Virginia Housing Development Authority, Rental Housing Bonds, Series 2017A, 3.875%, 3/01/47	3/26 at 100.00	AA+	1,796,201
3,000	Virginia Housing Development Authority, Rental Housing Bonds, Series 2019A, 3.600%, 9/01/39	3/28 at 100.00	AA+	3,142,320
1,310	Waynesboro Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue Bonds, Epworth Manor, GNMA Collateralized Series 2010, 5.000%, 10/20/51	4/20 at 100.00	AA+	1,332,218
16,980	Total Housing/Multifamily			17,538,738
	Housing/Single Family – 0.4%
1,785	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2012C-8, 4.400%, 10/01/31	10/22 at 100.00	AAA	1,892,279
	Long-Term Care – 3.8%
975	Alexandria Industrial Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House Incorporated, Series 2015, 5.000%, 10/01/45	10/25 at 100.00	BBB+	1,073,992

Nuveen Virginia Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc, Series 2016A:
$ 1,125	5.000%, 10/01/36	10/24 at 102.00	BBB+	$1,252,260
2,600	5.000%, 10/01/42	10/24 at 102.00	BBB+	2,871,934
700	4.000%, 10/01/42	10/24 at 102.00	BBB+	720,363
2,000	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Revenue Bonds, Vinson Hall LLC, Series 2013A, 5.000%, 12/01/47	12/23 at 100.00	BBB+	2,157,320
875	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Refunding Series 2015, 4.000%, 10/01/35	10/20 at 100.00	N/R	885,482
1,000	Lexington Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Kendal at Lexington Retirement Community Inc, Refunding Series 2016, 4.000%, 1/01/37	1/25 at 102.00	BBB-	1,034,340
845	Lexington Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Kendal at Lexington Retirement Community Inc, Refunding Series 2017A, 5.000%, 1/01/48	1/23 at 103.00	BBB-	909,617
2,000	Norfolk Redevelopment and Housing Authority, Virginia, Fort Norfolk Retirement Community, Inc, Harbor's Edge Project, Series 2019A, 5.250%, 1/01/54	1/24 at 104.00	N/R	2,154,320
1,500	Prince William County Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster at Lake Ridge, Refunding Series 2016, 5.000%, 1/01/46	1/25 at 102.00	BBB	1,627,725
	Suffolk Economic Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Inc/United Church Homes and Services Obligated Group, Refunding Series 2016:
1,110	5.000%, 9/01/26	9/24 at 102.00	N/R	1,244,532
1,500	5.000%, 9/01/31	9/24 at 102.00	N/R	1,647,015
16,230	Total Long-Term Care			17,578,900
	Tax Obligation/General – 6.7%
1,000	Arlington County, Virginia, General Obligation Bonds, Public Improvement Series 2013A, 5.000%, 8/01/21	No Opt. Call	AAA	1,078,690
2,330	Arlington County, Virginia, General Obligation Bonds, Refunding Series 2010C, 5.000%, 8/15/20	No Opt. Call	AAA	2,432,031
1,210	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010, 5.000%, 7/15/25	7/20 at 100.00	Aa1	1,255,750
4,600	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/32	No Opt. Call	AA	3,146,078
2,000	Fairfax County, Virginia, General Obligation Bonds, Refunding Public Improvement Series 2011A, 5.000%, 4/01/20	No Opt. Call	AAA	2,060,500
2,000	Fairfax County, Virginia, General Obligation Bonds, Refunding Public Improvement Series 2016A, 5.000%, 10/01/33	4/26 at 100.00	AAA	2,407,420
3,465	Loudoun County, Virginia, General Obligation Bonds, Public Improvement Series 2017A, 5.000%, 12/01/25	No Opt. Call	AAA	4,226,919
3,100	Newport News, Virginia, General Obligation Bonds, General improvement Series 2019A, 5.000%, 2/01/22	No Opt. Call	AA+	3,393,012
1,250	Norfolk, Virginia, General Obligation Bonds, Capital Improvement Series 2016A, 5.000%, 10/01/28	10/26 at 100.00	AA+	1,540,325

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,870	Norfolk, Virginia, General Obligation Bonds, Refunding Series 2017C, 5.000%, 9/01/31	3/27 at 100.00	AA+	$2,288,450
6,715	Patterson Joint Unified School District, Stanislaus County, California, General Obligation Bonds, 2008 Election Series 2009B, 0.000%, 8/01/45 – AGM Insured	No Opt. Call	AA	2,688,149
370	Richmond, Virginia, General Obligation Bonds, Refunding & Public Improvement Series 2017D, 5.000%, 3/01/32	No Opt. Call	AA+	497,568
1,660	Virginia State, General Obligation Bonds, Refunding Series 2016B, 5.000%, 6/01/20	No Opt. Call	AAA	1,720,324
8,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Capital Appreciation Series 2015, 0.000%, 8/15/48	8/25 at 38.79	Aaa	2,554,000
39,570	Total Tax Obligation/General			31,289,216
	Tax Obligation/Limited – 20.9%
	Arlington County Industrial Development Authority, Virginia, Revenue Bonds, Refunding County Projects, Series 2017:
1,485	5.000%, 2/15/34	8/27 at 100.00	Aa1	1,802,389
1,000	5.000%, 2/15/35	8/27 at 100.00	Aa1	1,209,710
925	5.000%, 2/15/36	8/27 at 100.00	Aa1	1,115,679
	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds, Golf Course Project, Series 2005A:
415	5.250%, 7/15/25 – ACA Insured	7/19 at 100.00	N/R	414,614
520	5.500%, 7/15/35 – ACA Insured	7/19 at 100.00	N/R	496,959
400	Dulles Town Center Community Development Authority, Loudon County, Virginia Special Assessment Refunding Bonds, Dulles Town Center Project, Series 2012, 4.250%, 3/01/26	3/22 at 100.00	N/R	404,520
100	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2015, 5.600%, 3/01/45, 144A	3/25 at 100.00	N/R	103,357
1,000	Fairfax County Economic Development Authority, Virginia, County Facilities Revenue Bonds, Refunding Series 2017B, 5.000%, 10/01/34	10/27 at 100.00	AA+	1,216,730
1,000	Fairfax County Economic Development Authority, Virginia, Revenue Bonds, Metrorail Parking System Project, Series 2017, 5.000%, 4/01/37	4/27 at 100.00	AA+	1,193,450
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
3,000	5.000%, 11/15/33	11/25 at 100.00	BB	3,312,390
1,000	5.000%, 11/15/35	11/25 at 100.00	BB	1,097,190
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,020	5.000%, 1/01/31	1/22 at 100.00	BB	1,072,132
500	5.250%, 1/01/36	1/22 at 100.00	BB	525,405
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/30	12/26 at 100.00	BB	1,132,780
1,000	5.000%, 12/01/33	12/26 at 100.00	BB	1,118,950
	Hampton Roads Transportation Accountability Commission, Virginia, Hampton Roads Transportation Fund Revenue Bonds, Senior Lien Series 2018A:
6,000	5.000%, 7/01/48	1/28 at 100.00	AA+	7,189,980
1,000	5.000%, 7/01/52	1/28 at 100.00	AA+	1,194,390
9,760	5.500%, 7/01/57	1/28 at 100.00	AA+	11,989,965

Nuveen Virginia Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 3,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/51 – AGM Insured	11/31 at 37.76	AA	$754,200
970	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment Bonds, Series 2015, 5.000%, 3/01/35, 144A	3/25 at 100.00	N/R	998,188
130	Norfolk Redevelopment and Housing Authority, Virginia, Educational Facility Revenue Bonds, Community College System - Tidewater Community College Downtown Campus, Series 1999, 5.500%, 11/01/19	7/19 at 100.00	AA+	130,439
	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Refunding Series 2018:
365	4.500%, 9/01/28, 144A	9/27 at 100.00	N/R	390,309
800	5.000%, 9/01/37, 144A	9/27 at 100.00	N/R	863,224
2,185	5.000%, 9/01/45, 144A	9/27 at 100.00	N/R	2,338,584
4,305	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	C	4,718,840
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
48	0.000%, 7/01/24	No Opt. Call	N/R	40,631
81	0.000%, 7/01/27	No Opt. Call	N/R	61,502
79	0.000%, 7/01/29	No Opt. Call	N/R	54,215
102	0.000%, 7/01/31	No Opt. Call	N/R	62,921
115	0.000%, 7/01/33	No Opt. Call	N/R	63,158
84	4.500%, 7/01/34	7/25 at 100.00	N/R	86,310
3,000	5.000%, 7/01/58	7/28 at 100.00	N/R	2,989,650
	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust Unit, Series 2007A Sr. Bond:
145	0.000%, 8/01/41 (4)	No Opt. Call	N/R	119,257
2,439	0.000%, 8/01/41 (4)	No Opt. Call	N/R	1,774,852
1,000	Virgin Islands Public Finance Authority, Federal Highway Grant Anticipation Loan Note Revenue Bonds, Series 2015, 5.000%, 9/01/30, 144A	9/25 at 100.00	A	1,103,050
1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2006, 5.000%, 10/01/28 – FGIC Insured	7/19 at 100.00	Baa2	1,012,270
2,240	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A, 5.000%, 10/01/34 – AGM Insured, 144A	10/24 at 100.00	AA	2,468,950
1,500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Refunding Series 2013B, 5.000%, 10/01/24 – AGM Insured	No Opt. Call	AA	1,628,955
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Series 2013A, 5.000%, 10/01/24 – AGM Insured	No Opt. Call	AA	1,086,050
515	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	559,959
	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College & Equipment Programs, Refunding Series 2017E:
1,000	5.000%, 2/01/30	2/28 at 100.00	AA+	1,257,640
2,000	5.000%, 2/01/32	2/28 at 100.00	AA+	2,480,200

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College & Equipment Programs, Series 2019A:
$ 2,835	5.000%, 2/01/29 (WI/DD, Settling 6/05/19)	No Opt. Call	AA+	$3,653,068
3,000	5.000%, 2/01/30 (WI/DD, Settling 6/05/19)	2/29 at 100.00	AA+	3,839,280
3,500	Virginia Commonwealth Transportation Board, Federal Transportation Grant Anticipation Revenue Notes, Series 2016, 5.000%, 9/15/30	9/26 at 100.00	AA+	4,271,610
4,500	Virginia Port Authority, General Fund Revenue Bonds, Series 2015, 5.000%, 7/01/38 (AMT)	7/25 at 100.00	AA+	5,209,650
2,000	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2019B, 4.000%, 8/01/38 (AMT)	8/29 at 100.00	AA+	2,225,080
2,180	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Refunding Series 2012A, 5.000%, 8/01/24	8/22 at 100.00	AA+	2,422,765
2,000	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2015A, 5.000%, 8/01/26	8/25 at 100.00	AA+	2,412,000
945	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program, Series 2012A, 5.000%, 11/01/42	11/22 at 100.00	AAA	1,041,938
	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Loan Bond Program, Series 2002A:
90	5.000%, 5/01/20	7/19 at 100.00	AA	90,241
35	5.000%, 5/01/21	7/19 at 100.00	AA	35,097
1,000	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series 2012, 4.000%, 5/15/37	5/22 at 100.00	AA+	1,053,970
1,000	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series 2017, 4.000%, 5/15/42	5/27 at 100.00	AA+	1,097,570
3,000	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series 2019, 5.000%, 5/15/32	5/29 at 100.00	AA+	3,819,450
2,000	Western Virginia Regional Jail Authority, Virginia, Facility Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/37	12/26 at 100.00	Aa2	2,368,000
87,313	Total Tax Obligation/Limited			97,173,663
	Transportation – 25.5%
	Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Refunding Series 2016A:
735	5.000%, 7/01/33	7/26 at 100.00	A2	859,707
350	4.000%, 7/01/36	7/26 at 100.00	A2	381,955
770	4.000%, 7/01/38	7/26 at 100.00	A2	837,098
	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Series 2016:
2,875	5.000%, 7/01/41 – AGM Insured	7/26 at 100.00	AA	3,370,046
6,535	5.000%, 7/01/46	7/26 at 100.00	BBB	7,424,021
	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B:
3,000	0.000%, 7/15/32 (5)	7/28 at 100.00	BBB	2,905,050
1,755	0.000%, 7/15/40 – AGM Insured (5)	7/28 at 100.00	AA	1,690,486

Nuveen Virginia Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 1,620	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Series 2012A, 5.000%, 7/15/47	7/22 at 100.00	BBB	$1,726,142
3,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	BBB+	3,196,230
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009B:
4,200	0.000%, 10/01/26 – AGC Insured	No Opt. Call	AA	3,469,536
5,850	0.000%, 10/01/34 – AGC Insured	No Opt. Call	AA	3,573,005
13,000	0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA	7,346,300
5,250	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009C, 6.500%, 10/01/41 – AGC Insured	10/26 at 100.00	AA	6,761,475
3,300	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44	10/28 at 100.00	BBB+	4,358,640
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Series 2010A:
1,450	5.000%, 10/01/30	10/20 at 100.00	AA-	1,513,510
5,885	5.000%, 10/01/35	10/20 at 100.00	AA-	6,122,989
5,200	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2016A, 5.000%, 10/01/35 (AMT)	10/26 at 100.00	AA-	6,080,984
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2017:
625	5.000%, 10/01/34 (AMT)	10/27 at 100.00	AA-	745,219
3,000	5.000%, 10/01/42 (AMT)	10/27 at 100.00	AA-	3,510,030
	Metropolitan Washington DC Airports Authority, Airport System Revenue Bonds, Refunding Series 2018A:
3,000	5.000%, 10/01/32 (AMT)	10/28 at 100.00	AA-	3,665,310
3,345	5.000%, 10/01/37 (AMT)	10/28 at 100.00	AA-	4,007,343
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
150	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB	158,517
595	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB	625,708
975	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 1998, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	A	1,023,643
1,220	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	A	1,280,756
	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017:
3,975	5.000%, 12/31/49 (AMT)	6/27 at 100.00	BBB	4,441,387
5,250	5.000%, 12/31/52 (AMT)	6/27 at 100.00	BBB	5,854,170

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012:
$ 3,575	5.000%, 7/01/34 (AMT)	1/22 at 100.00	BBB	$3,802,549
2,900	5.000%, 1/01/40 (AMT)	1/22 at 100.00	BBB	3,069,969
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
1,500	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	1,624,575
2,460	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	2,724,032
11,590	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	12,569,703
	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2017B:
2,000	5.000%, 7/01/30	7/27 at 100.00	AA-	2,466,640
1,400	5.000%, 7/01/37	7/27 at 100.00	AA-	1,679,790
2,000	5.000%, 7/01/42	7/27 at 100.00	AA-	2,377,560
1,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2018, 5.000%, 7/01/37	7/27 at 100.00	AA-	1,199,850
115,335	Total Transportation			118,443,925
	U.S. Guaranteed – 6.4% (6)
890	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010, 5.000%, 7/15/25 (Pre-refunded 7/15/20)	7/20 at 100.00	N/R	924,470
750	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%, 11/01/24 – AGM Insured (ETM)	No Opt. Call	AA	826,380
2,140	Chesterfield County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health, Series 2010C-2, 5.000%, 11/01/42 (Pre-refunded 11/01/20) – AGC Insured	11/20 at 100.00	AA	2,239,981
	Fairfax County Economic Development Authority, Virginia, Transportation District Improvement Revenue Bonds, Silver Line Phase 1 Project, Series 2011:
3,540	5.000%, 4/01/27 (Pre-refunded 4/01/20)	4/20 at 100.00	Aaa	3,644,996
1,500	5.000%, 4/01/30 (Pre-refunded 4/01/20)	4/20 at 100.00	Aaa	1,544,490
	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Series 2012A:
300	5.000%, 1/01/39 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R	316,617
1,200	5.000%, 1/01/39 (Pre-refunded 1/01/21)	1/21 at 100.00	AA+	1,267,440
1,845	Manassas Park Economic Development Authority, Virginia, Lease Revenue Bond, Series 2010A, 6.000%, 7/15/35 (Pre-refunded 7/15/20)	7/20 at 100.00	N/R	1,935,700
2,590	Montgomery County Economic Development Authority, Virginia, Revenue Bonds, Virginia Tech Foundation, Refunding Series 2010A, 5.000%, 6/01/35 (Pre-refunded 6/01/20)	6/20 at 100.00	Aa2	2,682,023
	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D:
1,830	5.000%, 7/15/34 (Pre-refunded 7/15/20)	7/20 at 100.00	N/R	1,901,919
45	5.000%, 7/15/34 (Pre-refunded 7/15/20)	7/20 at 100.00	AA	46,794
1,570	Prince William County Industrial Development Authority, Virginia, Student Housing Revenue Bonds, George Mason University Foundation Prince William Housing LLC Project, Series 2011A, 5.125%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	A+	1,695,317

Nuveen Virginia Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$ 445	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 1998, 5.250%, 7/15/22 – FGIC Insured (ETM)	No Opt. Call	Baa2	$469,795
20	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	AA	20,748
1,015	Virginia Port Authority, Port Facilities Revenue Bonds, Refunding Series 2010, 5.000%, 7/01/40 (Pre-refunded 7/01/19)	7/19 at 100.00	A	1,017,680
1,895	Virginia Public School Authority, Special Obligation School Financing Bonds, Montgomery County, Series 2011, 5.000%, 1/15/27 (Pre-refunded 1/15/21)	1/21 at 100.00	AA+	2,002,522
3,055	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program, Series 2012A, 5.000%, 11/01/42 (Pre-refunded 11/01/22)	11/22 at 100.00	N/R	3,414,360
2,160	Washington County Industrial Development Authority, Virginia, Public Facilities Lease Revenue Bonds, Refunding Series 2010, 5.500%, 8/01/40 (Pre-refunded 8/01/20)	8/20 at 100.00	AA-	2,260,591
1,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds 2009A, 5.125%, 7/01/32 (Pre-refunded 7/01/19)	7/19 at 100.00	AA-	1,002,810
480	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc, Series 2010A, 5.625%, 4/15/39 (Pre-refunded 4/15/20)	4/20 at 100.00	AA	497,050
28,270	Total U.S. Guaranteed			29,711,683
	Utilities – 3.8%
2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35 (Mandatory Put 7/01/22) (7)	No Opt. Call	N/R	2,000,000
2,615	Chesapeake Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company Project, Refunding Series 2008A, 1.900%, 2/01/32 (Mandatory Put 6/01/23)	No Opt. Call	A2	2,633,095
	Guam Power Authority, Revenue Bonds, Series 2012A:
390	5.000%, 10/01/27 – AGM Insured	10/22 at 100.00	AA	430,568
1,500	5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,647,915
1,350	5.000%, 10/01/34 – AGM Insured	10/22 at 100.00	AA	1,480,383
1,065	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Refunding Series 2008A, 1.900%, 11/01/35 (Mandatory Put 6/01/23)	No Opt. Call	A2	1,070,666
400	Peninsula Ports Authority of Virginia, Coal Terminal Revenue Bonds, Dominion Terminal Associates Project-DETC Issue, Refunding Series 2003, 1.550%, 10/01/33 (Mandatory Put 10/01/19)	No Opt. Call	BBB+	399,496
5,000	Richmond, Virginia, Public Utility Revenue Bonds, Refunding Series 2016A, 5.000%, 1/15/32	1/26 at 100.00	AA	5,963,150
1,000	Virginia Small Business Financing Authority, Solid Waste Disposal Revenue Bonds, Covanta Project, Series 2018, 5.000%, 1/01/48 (AMT) (Mandatory Put 7/01/38), 144A	7/23 at 100.00	B	1,044,110
1,000	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 2.150%, 10/01/40 (Mandatory Put 9/01/20)	No Opt. Call	A2	1,006,110
16,320	Total Utilities			17,675,493
	Water and Sewer – 3.8%
1,500	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/35	7/24 at 100.00	A-	1,635,240

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/33	7/27 at 100.00	A-	$1,144,800
1,220	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A-	1,333,118
	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Subordinate Series 2018A:
1,400	5.000%, 10/01/40	10/27 at 100.00	AA	1,676,738
2,100	5.000%, 10/01/42	10/27 at 100.00	AA	2,508,849
1,770	5.000%, 10/01/43	10/27 at 100.00	AA	2,116,248
715	Henry County Public Service Authority, Virginia, Water and Sewerage Revenue Refunding Bonds, Series 2001, 5.500%, 11/15/19 – AGM Insured	No Opt. Call	AA	726,883
4,000	Norfolk, Virginia, Water Revenue Bonds, Series 2015A, 5.250%, 11/01/44	11/24 at 100.00	AA+	4,684,800
1,715	Norfolk, Virginia, Water Revenue Bonds, Series 2017, 5.000%, 11/01/42	11/27 at 100.00	AA+	2,060,504
15,420	Total Water and Sewer			17,887,180
$ 415,503	Total Municipal Bonds (cost $404,760,166)			435,491,384

Shares	Description (1)	Value
	COMMON STOCKS – 0.2%
	Airlines – 0.2%
32,138	American Airlines Group Inc., (8)	$ 875,118
	Total Common Stocks (cost $905,444)	875,118
	Total Long-Term Investments (cost $405,665,610)	436,366,502

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 3.8%
	MUNICIPAL BONDS – 3.8%
	Education and Civic Organizations – 1.0%
$ 1,700	Loudoun County Industrial Development Authority, Virginia, Variable Rate Demand Obligations, Multi-Modal Revenue Bonds, Howard Hughes Medical Institute, Series 2013A, 1.470%, 6/01/43 (9)	7/19 at 100.00	A-1+	$1,700,000
3,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, University of Richmond Project, Variable Rate Demand Obligations, Series 2006, 2.180%, 11/01/36 (9)	8/19 at 100.00	VMIG-1	3,000,000
4,700	Total Education and Civic Organizations			4,700,000
	Health Care – 2.6%
3,000	Fairfax County Industrial Development Authority, Virginia, Variable Rate Demand Obligations, Healthcare Revenue Bonds, Inova Health System, Series 2016C, 1.430%, 5/15/42 (9)	7/19 at 100.00	A-1+	3,000,000
3,125	Fairfax County Industrial Development Authority, Virginia, Variable Rate Demand Obligations, Healthcare Revenue Bonds, Inova Health System, Series 2018C, 1.430%, 5/15/33 (9)	7/19 at 100.00	A-1+	3,125,000

Nuveen Virginia Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2019
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 6,000	Norfolk Economic Development Authority, Virginia, Variable Rate Demand Obligations, Hospital Facility Revenue Bonds, Sentara Healthcare Systems, Refunding Series 2016B, 1.300%, 11/01/34 (9)	7/19 at 100.00	A-1+	$ 6,000,000
12,125	Total Health Care			12,125,000
	Water and Sewer – 0.2%
1,000	Loudoun County Sanitation Authority, Virginia, Water and Sewer System Revenue Bonds, Variable Rate Demand Obligations, Series 2005, 1.430%, 1/01/30 (9)	8/19 at 100.00	A-1	1,000,000
$ 17,825	Total Short-Term Investments (cost $17,825,000)			17,825,000
	Total Investments (cost $423,490,610) – 97.8%			454,191,502
	Other Assets Less Liabilities – 2.2%			10,279,295
	Net Assets – 100%			$ 464,470,797
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond’s accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.
(5)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(8)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.
(9)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
May 31, 2019
	Maryland	Pennsylvania	Virginia
Assets
Long-term investments, at value (cost $201,859,415, $383,347,166 and $405,665,610, respectively)	$212,420,863	$406,080,866	$436,366,502
Short-term investments, at value (cost approximates value)	15,120,000	31,220,000	17,825,000
Cash	—	1,953,293	7,439,223
Receivable for:
Interest	3,246,501	4,915,504	5,610,658
Investments sold	3,311,046	15,145	5,253,022
Shares sold	143,982	441,350	1,127,015
Other assets	3,775	24,475	53,450
Total assets	234,246,167	444,650,633	473,674,870
Liabilities
Cash overdraft	1,464,803	—	—
Payable for:
Dividends	173,094	299,616	238,245
Investments purchased	2,747,409	13,498,813	7,799,533
Shares redeemed	239,557	550,452	702,718
Accrued expenses:
Management fees	95,551	175,160	190,527
Trustees fees	1,970	24,269	53,479
12b-1 distribution and service fees	30,712	51,305	60,712
Other	103,698	153,719	158,859
Total liabilities	4,856,794	14,753,334	9,204,073
Net assets	$229,389,373	$429,897,299	$464,470,797

Class A Shares
Net assets	$ 83,241,211	$152,034,432	$202,986,212
Shares outstanding	7,720,551	13,637,450	18,046,507
Net asset value ("NAV") per share	$ 10.78	$ 11.15	$ 11.25
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$ 11.25	$ 11.64	$ 11.74
Class C Shares
Net assets	$ 11,163,641	$ 18,811,747	$ 18,999,216
Shares outstanding	1,039,904	1,693,886	1,690,075
NAV and offering price per share	$ 10.74	$ 11.11	$ 11.24
Class C2 Shares
Net assets	$ 11,084,689	$ 15,681,572	$ 16,217,989
Shares outstanding	1,031,121	1,410,323	1,442,338
NAV and offering price per share	$ 10.75	$ 11.12	$ 11.24
Class I Shares
Net assets	$123,899,832	$243,369,548	$226,267,380
Shares outstanding	11,491,695	21,861,977	20,155,633
NAV and offering price per share	$ 10.78	$ 11.13	$ 11.23
Fund level net assets consist of:
Capital paid-in	$225,161,359	$407,232,512	$449,028,295
Total distributable earnings	4,228,014	22,664,787	15,442,502
Fund level net assets	$229,389,373	$429,897,299	$464,470,797
Authorized shares - per class	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.

Statement of Operations
Year Ended May 31, 2019
	Maryland	Pennsylvania	Virginia
Investment Income	$7,486,807	$14,245,359	$15,647,500
Expenses
Management fees	970,461	1,846,042	2,077,967
12b-1 service fees - Class A Shares	146,002	271,965	376,460
12b-1 distibution and service fees - Class C Shares	117,136	184,479	190,666
12b-1 distibution and service fees - Class C2 Shares	97,241	141,813	148,899
Shareholder servicing agent fees	88,505	177,315	210,536
Interest expense	762	1,660	2,236
Custodian fees	48,515	73,091	72,406
Professional fees	44,602	58,971	61,209
Trustees fees	5,777	11,158	12,637
Shareholder reporting expenses	24,239	38,178	43,695
Federal and state registration fees	17,769	14,704	10,654
Other	20,309	24,776	31,593
Total expenses	1,581,318	2,844,152	3,238,958
Net investment income (loss)	5,905,489	11,401,207	12,408,542
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(308,911)	1,517,714	(490,009)
Change in net unrealized appreciation (depreciation) of investments	4,164,740	12,710,690	10,244,065
Net realized and unrealized gain (loss)	3,855,829	14,228,404	9,754,056
Net increase (decrease) in net assets from operations	$9,761,318	$25,629,611	$22,162,598
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	Maryland		Pennsylvania		Virginia
	Year Ended 5/31/19	Year Ended(1) 5/31/18	Year Ended 5/31/19	Year Ended(1) 5/31/18	Year Ended 5/31/19	Year Ended(1) 5/31/18
Operations
Net investment income (loss)	$ 5,905,489	$ 5,669,229	$ 11,401,207	$ 11,434,995	$ 12,408,542	$ 12,671,885
Net realized gain (loss) from investments	(308,911)	(700,736)	1,517,714	278,932	(490,009)	525,022
Change in net unrealized appreciation (depreciation) of investments	4,164,740	(2,387,203)	12,710,690	(5,132,462)	10,244,065	(7,566,334)
Net increase (decrease) in net assets from operations	9,761,318	2,581,290	25,629,611	6,581,465	22,162,598	5,630,573
Distributions to Shareholders(2)
Dividends (3)
Class A Shares	(2,201,510)	(1,977,428)	(4,757,921)	(4,046,045)	(5,572,452)	(5,331,669)
Class C Shares	(260,992)	(301,194)	(492,478)	(528,739)	(407,826)	(461,217)
Class C2 Shares	(317,536)	(539,694)	(548,760)	(850,463)	(472,854)	(745,468)
Class I Shares	(3,066,829)	(2,743,170)	(7,270,198)	(6,241,333)	(6,019,978)	(5,983,121)
Decrease in net assets from distributions to shareholders	(5,846,867)	(5,561,486)	(13,069,357)	(11,666,580)	(12,473,110)	(12,521,475)
Fund Share Transactions
Proceeds from sale of shares	88,773,259	43,622,869	139,209,254	70,253,785	137,195,333	85,771,375
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,054,125	4,194,509	9,078,593	8,346,269	9,759,701	9,882,853
	92,827,384	47,817,378	148,287,847	78,600,054	146,955,034	95,654,228
Cost of shares redeemed	(53,585,520)	(47,154,982)	(93,175,354)	(61,916,695)	(114,162,143)	(86,366,907)
Net increase (decrease) in net assets from Fund share transactions	39,241,864	662,396	55,112,493	16,683,359	32,792,891	9,287,321
Net increase (decrease) in net assets	43,156,315	(2,317,800)	67,672,747	11,598,244	42,482,379	2,396,419
Net assets at the beginning of period	186,233,058	188,550,858	362,224,552	350,626,308	421,988,418	419,591,999
Net assets at the end of period	$229,389,373	$186,233,058	$429,897,299	$362,224,552	$ 464,470,797	$421,988,418

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 - New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Funds' distributions are presented in the Financial Highlights. The distribution information for the Funds as of their most recent tax year end is presented within the Notes to Financial Statements, Note 6 - Income Tax Information.
(3)	For the fiscal year ended May 31, 2018, the Funds' distributions to shareholders were paid from net investment income.
See accompanying notes to financial statements.

Financial Highlights
Maryland
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/94)
2019	$10.59	$0.32	$ 0.19	$0.51	$(0.32)	$ —	$(0.32)	$10.78
2018	10.75	0.33	(0.17)	0.16	(0.32)	—	(0.32)	10.59
2017	10.92	0.33	(0.16)	0.17	(0.34)	—	(0.34)	10.75
2016	10.71	0.37	0.22	0.59	(0.38)	—	(0.38)	10.92
2015	10.73	0.38	(0.01)	0.37	(0.39)	—	(0.39)	10.71
Class C (02/14)
2019	10.54	0.24	0.19	0.43	(0.23)	—	(0.23)	10.74
2018	10.71	0.24	(0.18)	0.06	(0.23)	—	(0.23)	10.54
2017	10.88	0.25	(0.16)	0.09	(0.26)	—	(0.26)	10.71
2016	10.67	0.28	0.22	0.50	(0.29)	—	(0.29)	10.88
2015	10.70	0.28	(0.01)	0.27	(0.30)	—	(0.30)	10.67
Class C2 (09/94)
2019	10.55	0.26	0.20	0.46	(0.26)	—	(0.26)	10.75
2018	10.72	0.27	(0.18)	0.09	(0.26)	—	(0.26)	10.55
2017	10.89	0.27	(0.16)	0.11	(0.28)	—	(0.28)	10.72
2016	10.67	0.31	0.23	0.54	(0.32)	—	(0.32)	10.89
2015	10.70	0.32	(0.02)	0.30	(0.33)	—	(0.33)	10.67
Class I (02/92)
2019	10.59	0.34	0.19	0.53	(0.34)	—	(0.34)	10.78
2018	10.76	0.35	(0.18)	0.17	(0.34)	—	(0.34)	10.59
2017	10.93	0.36	(0.16)	0.20	(0.37)	—	(0.37)	10.76
2016	10.72	0.39	0.22	0.61	(0.40)	—	(0.40)	10.93
2015	10.74	0.40	(0.01)	0.39	(0.41)	—	(0.41)	10.72

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

4.90%	$ 83,241	0.84%	3.06%	17%
1.50	67,550	0.83	3.05	23
1.65	62,412	0.82	3.09	46
5.58	66,981	0.83	3.45	18
3.47	62,189	0.83	3.51	20

4.09	11,164	1.63	2.26	17
0.61	13,027	1.63	2.26	23
0.86	14,089	1.62	2.30	46
4.79	11,119	1.63	2.65	18
2.58	4,697	1.63	2.64	20

4.42	11,085	1.38	2.51	17
0.84	19,597	1.38	2.51	23
1.09	24,105	1.37	2.54	46
5.12	29,954	1.38	2.90	18
2.81	31,866	1.38	2.96	20

5.14	123,900	0.64	3.26	17
1.63	86,059	0.63	3.25	23
1.87	87,944	0.62	3.31	46
5.81	73,360	0.63	3.65	18
3.69	64,904	0.63	3.71	20
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Pennsylvania
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/86)
2019	$10.80	$0.33	$ 0.40	$ 0.73	$(0.34)	$(0.04)	$(0.38)	$11.15
2018	10.96	0.35	(0.15)	0.20	(0.36)	—	(0.36)	10.80
2017	11.33	0.36	(0.37)	(0.01)	(0.36)	—	(0.36)	10.96
2016	11.03	0.38	0.32	0.70	(0.40)	—	(0.40)	11.33
2015	10.95	0.40	0.09	0.49	(0.41)	—	(0.41)	11.03
Class C (02/14)
2019	10.76	0.24	0.40	0.64	(0.25)	(0.04)	(0.29)	11.11
2018	10.92	0.26	(0.15)	0.11	(0.27)	—	(0.27)	10.76
2017	11.28	0.27	(0.36)	(0.09)	(0.27)	—	(0.27)	10.92
2016	10.98	0.29	0.32	0.61	(0.31)	—	(0.31)	11.28
2015	10.90	0.31	0.09	0.40	(0.32)	—	(0.32)	10.98
Class C2 (02/94)
2019	10.77	0.27	0.39	0.66	(0.27)	(0.04)	(0.31)	11.12
2018	10.93	0.29	(0.16)	0.13	(0.29)	—	(0.29)	10.77
2017	11.29	0.30	(0.36)	(0.06)	(0.30)	—	(0.30)	10.93
2016	10.98	0.32	0.33	0.65	(0.34)	—	(0.34)	11.29
2015	10.91	0.34	0.08	0.42	(0.35)	—	(0.35)	10.98
Class I (02/97)
2019	10.79	0.35	0.38	0.73	(0.35)	(0.04)	(0.39)	11.13
2018	10.94	0.37	(0.14)	0.23	(0.38)	—	(0.38)	10.79
2017	11.30	0.38	(0.36)	0.02	(0.38)	—	(0.38)	10.94
2016	11.00	0.40	0.32	0.72	(0.42)	—	(0.42)	11.30
2015	10.92	0.42	0.09	0.51	(0.43)	—	(0.43)	11.00

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

6.91%	$152,034	0.80%	3.03%	14%
1.85	122,968	0.81	3.22	12
(0.02)	122,416	0.80	3.26	11
6.47	126,511	0.81	3.43	16
4.50	107,673	0.81	3.62	10

6.05	18,812	1.60	2.24	14
1.02	20,561	1.61	2.42	12
(0.77)	21,369	1.60	2.46	11
5.65	17,541	1.60	2.60	16
3.68	7,725	1.61	2.76	10

6.31	15,682	1.35	2.49	14
1.24	30,204	1.36	2.67	12
(0.52)	33,031	1.35	2.71	11
5.97	39,609	1.36	2.90	16
3.85	41,795	1.36	3.08	10

7.00	243,370	0.60	3.23	14
2.11	188,492	0.61	3.41	12
0.24	173,811	0.60	3.46	11
6.66	157,668	0.61	3.64	16
4.69	141,537	0.61	3.82	10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Virginia
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/86)
2019	$11.00	$0.32	$ 0.25	$0.57	$(0.32)	$ —	$(0.32)	$11.25
2018	11.18	0.33	(0.18)	0.15	(0.33)	—	(0.33)	11.00
2017	11.38	0.33	(0.21)	0.12	(0.32)	—	(0.32)	11.18
2016	11.05	0.34	0.35	0.69	(0.36)	—	(0.36)	11.38
2015	11.06	0.38	0.01	0.39	(0.40)	—	(0.40)	11.05
Class C (02/14)
2019	10.99	0.23	0.25	0.48	(0.23)	—	(0.23)	11.24
2018	11.17	0.24	(0.18)	0.06	(0.24)	—	(0.24)	10.99
2017	11.37	0.24	(0.21)	0.03	(0.23)	—	(0.23)	11.17
2016	11.04	0.25	0.35	0.60	(0.27)	—	(0.27)	11.37
2015	11.05	0.29	0.01	0.30	(0.31)	—	(0.31)	11.04
Class C2 (10/93)
2019	10.99	0.26	0.25	0.51	(0.26)	—	(0.26)	11.24
2018	11.17	0.27	(0.18)	0.09	(0.27)	—	(0.27)	10.99
2017	11.36	0.27	(0.21)	0.06	(0.25)	—	(0.25)	11.17
2016	11.04	0.28	0.34	0.62	(0.30)	—	(0.30)	11.36
2015	11.05	0.32	0.01	0.33	(0.34)	—	(0.34)	11.04
Class I (02/97)
2019	10.97	0.34	0.26	0.60	(0.34)	—	(0.34)	11.23
2018	11.15	0.35	(0.18)	0.17	(0.35)	—	(0.35)	10.97
2017	11.35	0.35	(0.21)	0.14	(0.34)	—	(0.34)	11.15
2016	11.02	0.36	0.34	0.70	(0.37)	—	(0.37)	11.35
2015	11.02	0.41	0.01	0.42	(0.42)	—	(0.42)	11.02

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

5.34%	$202,986	0.80%	2.93%	29%
1.38	180,675	0.80	3.01	26
1.08	173,725	0.79	2.96	34
6.31	197,825	0.79	3.08	15
3.59	177,350	0.80	3.47	22

4.48	18,999	1.60	2.13	29
0.56	19,949	1.60	2.21	26
0.27	21,222	1.59	2.17	34
5.47	16,268	1.59	2.25	15
2.76	7,662	1.59	2.58	22

4.74	16,218	1.35	2.39	29
0.78	28,535	1.35	2.46	26
0.58	33,801	1.34	2.41	34
5.66	43,353	1.34	2.53	15
3.04	47,290	1.35	2.92	22

5.62	226,267	0.60	3.12	29
1.55	192,830	0.60	3.21	26
1.25	190,844	0.59	3.16	34
6.50	162,288	0.59	3.28	15
3.86	152,232	0.60	3.66	22

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Multistate Trust I (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of the Nuveen Maryland Municipal Bond Fund (“Maryland”), Nuveen Pennsylvania Municipal Bond Fund (“Pennsylvania”) and Nuveen Virginia Municipal Bond Fund (“Virginia”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.
The end of the reporting period for the Funds is May 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2019 (the "current fiscal period”).
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.
The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds' outstanding when-issued/delayed delivery purchase commitments were as follows:
	Maryland	Pennsylvania	Virginia
Outstanding when-issued/delayed delivery purchase commitments	$2,500,000	$13,141,231	$7,435,316
Investment Income
Investment income is comprised of dividend and interest income. Dividend income is recorded on the ex-dividend date. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.
Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 - Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

Notes to Financial Statements (continued)
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Maryland	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$212,034,742	$ —	$212,034,742
Common Stocks	386,121	—	—	386,121
Short-Term Investments*:
Municipal Bonds	—	15,120,000	—	15,120,000
Total	$386,121	$227,154,742	$ —	$227,540,863

Pennsylvania	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$406,080,866	$ —	$406,080,866
Short-Term Investments*:
Municipal Bonds	—	31,220,000	—	31,220,000
Total	$ —	$437,300,866	$ —	$437,300,866

Virginia	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$435,491,384	$ —	$435,491,384
Common Stocks	875,118	—	—	875,118
Short-Term Investments*:
Municipal Bonds	—	17,825,000	—	17,825,000
Total	$875,118	$453,316,384	$ —	$454,191,502

*	Refer to the Fund's Portfolio of Investments for industry classifications.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrow-

Notes to Financial Statements (continued)
ings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	Maryland	Pennsylvania	Virginia
Floating rate obligations: self-deposited Inverse Floaters	$ —	$ —	$ —
Floating rate obligations: externally-deposited Inverse Floaters	—	465,000	—
Total	$ —	$465,000	$ —
During the current fiscal period, none of the funds invested in self-deposited Inverse Floaters.
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, the Funds did not have any self-deposited or externally deposited Inverse Floaters issued by Recourse Trusts.
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 5/31/19		Year Ended 5/31/18
Maryland	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,668,243	$ 28,186,423	1,389,983	$ 14,860,976
Class A – automatic conversion of Class C Shares	34,906	367,602	—	—
Class C	143,384	1,508,446	205,037	2,179,736
Class C2	18,145	189,300	6,832	72,775
Class I	5,535,692	58,521,488	2,492,056	26,509,382
Shares issued to shareholders due to reinvestment of distributions:
Class A	166,654	1,758,820	144,938	1,543,440
Class C	18,788	197,274	21,256	225,471
Class C2	22,449	236,063	41,346	439,228
Class I	176,280	1,861,968	186,362	1,986,370
	8,784,541	92,827,384	4,487,810	47,817,378
Shares redeemed:
Class A	(1,530,466)	(16,101,250)	(958,012)	(10,204,017)
Class C	(358,096)	(3,737,419)	(306,029)	(3,249,936)
Class C2	(831,361)	(8,731,339)	(439,946)	(4,670,887)
Class C2 – automatic conversion to Class A Shares	(35,005)	(367,602)	—	—
Class I	(2,347,703)	(24,647,910)	(2,725,769)	(29,030,142)
	(5,102,631)	(53,585,520)	(4,429,756)	(47,154,982)
Net increase (decrease)	3,681,910	$ 39,241,864	58,054	$ 662,396

Notes to Financial Statements (continued)
	Year Ended 5/31/19		Year Ended 5/31/18
Pennsylvania	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,239,360	$ 45,725,969	2,053,509	$ 22,354,329
Class A – automatic conversion of Class C Shares	200,111	2,158,446	—	—
Class C	216,901	2,339,774	276,492	2,999,484
Class C2	5,499	59,132	24,212	261,995
Class I	8,203,959	88,925,933	4,118,881	44,637,977
Shares issued to shareholders due to reinvestment of distributions:
Class A	380,242	4,101,818	316,080	3,435,178
Class C	41,787	448,568	44,016	476,491
Class C2	43,173	463,862	67,979	736,565
Class I	377,265	4,064,345	340,870	3,698,035
	13,708,297	148,287,847	7,242,039	78,600,054
Shares redeemed:
Class A	(2,562,977)	(27,600,053)	(2,154,778)	(23,462,076)
Class C	(475,499)	(5,097,072)	(367,181)	(3,966,525)
Class C2	(1,241,381)	(13,356,799)	(311,779)	(3,385,400)
Class C2 – automatic conversion to Class A Shares	(200,837)	(2,158,446)	—	—
Class I	(4,194,817)	(44,962,984)	(2,870,040)	(31,102,694)
	(8,675,511)	(93,175,354)	(5,703,778)	(61,916,695)
Net increase (decrease)	5,032,786	$ 55,112,493	1,538,261	$ 16,683,359

	Year Ended 5/31/19		Year Ended 5/31/18
Virginia	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,404,305	$ 48,042,030	2,873,793	$ 31,868,470
Class A – automatic conversion of Class C Shares	111,729	1,227,790	—	—
Class C	191,621	2,097,273	289,475	3,221,005
Class C2	6,057	66,315	7,982	88,400
Class I	7,822,282	85,761,925	4,578,221	50,593,500
Shares issued to shareholders due to reinvestment of distributions:
Class A	426,608	4,675,843	403,846	4,474,020
Class C	30,279	331,514	34,197	378,668
Class C2	34,232	374,787	55,631	616,140
Class I	400,086	4,377,557	399,355	4,414,025
	13,427,199	146,955,034	8,642,500	95,654,228
Shares redeemed:
Class A	(3,324,209)	(36,203,571)	(2,388,475)	(26,412,520)
Class C	(347,146)	(3,777,354)	(408,280)	(4,516,606)
Class C2	(1,082,311)	(11,855,607)	(493,999)	(5,478,696)
Class C2 – automatic conversion to Class A Shares	(111,823)	(1,227,790)	—	—
Class I	(5,639,581)	(61,097,821)	(4,518,748)	(49,959,085)
	(10,505,070)	(114,162,143)	(7,809,502)	(86,366,907)
Net increase (decrease)	2,922,129	$ 32,792,891	832,998	$ 9,287,321
5.  Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:
	Maryland	Pennsylvania	Virginia
Purchases	$64,059,005	$81,855,125	$132,577,571
Sales and maturities	32,147,154	52,558,640	115,717,099
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable in-

terest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of May 31, 2019.
	Maryland	Pennsylvania	Virginia
Tax cost of investments	$216,764,291	$414,189,474	$423,205,280
Gross unrealized:
Appreciation	$ 10,976,867	$ 23,329,913	$ 31,185,651
Depreciation	(200,295)	(218,521)	(199,429)
Net unrealized appreciation (depreciation) of investments	$ 10,776,572	$ 23,111,392	$ 30,986,222
Permanent differences, primarily due to taxable market discount, resulted in reclassifications among the Funds' components of net assets as of May 31, 2019, the Funds' tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2019, the Funds' tax year end, were as follows:
	Maryland	Pennsylvania	Virginia
Undistributed net tax-exempt income[1]	$564,491	$555,084	$1,818,806
Undistributed net ordinary income[2]	30,167	—	58,010
Undistributed net long-term capital gains	—	25,666	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2019 through May 31, 2019, and paid on June 3, 2019.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended May 31, 2019 and May 31, 2018 was designated for purposes of the dividends paid deduction as follows:
2019	Maryland	Pennsylvania	Virginia
Distributions from net tax-exempt income[3]	$5,715,217	$11,366,731	$12,391,839
Distributions from net ordinary income[2]	33,386	203,773	9,312
Distributions from net long-term capital gains[4]	—	1,418,776	—

2018	Maryland	Pennsylvania	Virginia
Distributions from net tax-exempt income	$5,546,731	$11,641,387	$12,086,292
Distributions from net ordinary income[2]	12,405	29,442	370,471
Distributions from net long-term capital gains	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2019, as Exempt Interest Dividends.
[4]	The Funds hereby designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2019 .
As of May 31, 2019, the Funds' tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Notes to Financial Statements (continued)
	Maryland	Virginia
Not subject to expiration:
Short-term	$2,506,389	$ 5,383,864
Long-term	4,075,623	10,930,617
Total	$6,582,012	$16,314,481
During the Funds' tax year ended May 31, 2019, Pennsylvania utilized $75,605 of its capital loss carryforward.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Maryland	Pennsylvania	Virginia
For the first $125 million	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750
For the next $5 billion	0.2500	0.2500	0.2500
For net assets over $10 billion	0.2375	0.2375	0.2375
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of May 31, 2019, the complex-level fee rate for each Fund was 0.1580%.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:
Inter-Fund Trades	Maryland	Virginia
Purchases	$9,566,861	$27,214,945
Sales	8,985,956	20,831,712
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Maryland	Pennsylvania	Virginia
Sales charges collected (Unaudited)	$177,668	$343,610	$278,666
Paid to financial intermediaries (Unaudited)	173,232	323,354	264,764
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Maryland	Pennsylvania	Virginia
Commission advances (Unaudited)	$133,200	$156,051	$119,057
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Maryland	Pennsylvania	Virginia
12b-1 fees retained (Unaudited)	$12,662	$24,002	$21,729
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Maryland	Pennsylvania	Virginia
CDSC retained (Unaudited)	$2,374	$16,058	$ —
8.  Borrowings Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility's capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Fund utilized this facility. The Fund’s maximum outstanding balance during the utilization period was a follows:

Notes to Financial Statements (continued)
Virginia
Maximum outstanding balance	$1,752,458
During the Fund’s utilization period during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
Virginia
Average daily balance outstanding	$1,752,458
Average annual interest rate	3.50%
Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable. During the current fiscal period, Maryland and Pennsylvania did not utilize this facility.
9.  New Accounting Pronouncements
Disclosure Update and Simplification
During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.
The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.
For the prior fiscal period, the total amount of distributions paid to shareholders from the net investment income and from accumulated net realized gains, if any, are recognized as "Dividends" on the Statement of Changes in Net Assets.
As of May 31, 2018, the Funds' Statement of Changes in Net Assets reflected the following UNII balances.
	Maryland	Pennsylvania	Virginia
UNII at the end of period	$259,090	$166,166	$1,224,836
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Funds’ financial statements.

Additional Fund Information
(Unaudited)
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Lipper Maryland Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Maryland Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Pennsylvania Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Pennsylvania Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Virginia Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Virginia Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Pre-Refundings: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”
In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.
The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); and legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures). In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, introducing additional share classes, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;
•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;
•	Risk Management and Valuation Services - continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;
•	Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
•	Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope.
In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.
The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.

For Nuveen Maryland Municipal Bond Fund, the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group in the one-year period, the Fund ranked in the first quartile in the three- and five-year periods. In addition, although the Fund’s performance was below its benchmark in the one- and three-year periods, the Fund outperformed its benchmark in the five-year period. The Board noted that the Fund’s relative peer performance improved in the first quarter of 2019. The Fund ranked in the second quartile of its Performance Peer Group for the one-year period and first quartile for the three- and five-year periods ended March 29, 2019. The Board was satisfied with the Fund’s overall performance.
For Nuveen Pennsylvania Municipal Bond Fund, the Board noted that the Fund ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods. In addition, although the Fund’s performance was below the benchmark for the one- and three-year periods, the Fund outperformed its benchmark for the five-year period. The Board was satisfied with the Fund’s overall performance.
For Nuveen Virginia Municipal Bond Fund, the Board noted that although the Fund ranked in the fourth quartile of its Performance Peer Group in the one-year period, the Fund ranked in the first quartile for the three- and five-year periods. In addition, although the Fund’s performance was below its benchmark for the one- and three-year periods, the Fund outperformed its benchmark in the five-year period. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund, before and after any undertaking by Nuveen to limit the fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $15 million in fees for shareholders in 2018.
With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.
The Independent Board Members noted that each Fund had a net management fee in line with its peer average and a net expense ratio below its peer average. Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds sub-advised by the Sub-Adviser but that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail wrap accounts and municipal institutional accounts.
In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to the clients noted above compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its exchange-traded fund product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.
The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2018 and the pre- and post-tax revenue margin from 2018 and 2017.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules and the temporary and/or permanent ex-

pense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2017 and 2018). The Independent Board Members noted that as a result of fund-level management fee changes implemented in June 2017, none of the Nuveen open-end funds were above their top level fee breakpoint.
In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate as a result of serving as principal underwriter. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at ten. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	163
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	163

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	163
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Chairman (since 2019), and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	163
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President's Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	163
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	163
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe L.C. Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	163

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	163
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	161

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	163

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since March 2018).

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Diana R. Gonzalez 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
(1)          Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)         On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)         “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MAN-MS1-0519D894581-INV-Y-07/20

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended May 31, 2019	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Colorado Municipal Bond Fund	30,170	0	0	0
Nuveen Arizona Municipal Bond Fund	29,575	0	0	0
Nuveen Pennsylvania Municipal Bond Fund	30,600	0	0	0
Nuveen Virginia Municipal Bond Fund	30,775	0	0	0
Nuveen New Mexico Municipal Bond Fund	29,380	0	0	0
Nuveen Maryland Municipal Bond Fund	29,885	0	0	0

Total	$180,385	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Colorado Municipal Bond Fund	0%	0%	0%	0%
Nuveen Arizona Municipal Bond Fund	0%	0%	0%	0%
Nuveen Pennsylvania Municipal Bond Fund	0%	0%	0%	0%
Nuveen Virginia Municipal Bond Fund	0%	0%	0%	0%
Nuveen New Mexico Municipal Bond Fund	0%	0%	0%	0%
Nuveen Maryland Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2018	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Colorado Municipal Bond Fund	29,989	0	0	0
Nuveen Arizona Municipal Bond Fund	29,465	0	0	0
Nuveen Pennsylvania Municipal Bond Fund	30,475	0	0	0
Nuveen Virginia Municipal Bond Fund	30,752	0	0	0
Nuveen New Mexico Municipal Bond Fund	29,302	0	0	0
Nuveen Maryland Municipal Bond Fund	29,760	0	0	0

Total	$179,743	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Colorado Municipal Bond Fund	0%	0%	0%	0%
Nuveen Arizona Municipal Bond Fund	0%	0%	0%	0%
Nuveen Pennsylvania Municipal Bond Fund	0%	0%	0%	0%
Nuveen Virginia Municipal Bond Fund	0%	0%	0%	0%
Nuveen New Mexico Municipal Bond Fund	0%	0%	0%	0%
Nuveen Maryland Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2019	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust I	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2018	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust I	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2019	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Colorado Municipal Bond Fund	0	0	0	0
Nuveen Arizona Municipal Bond Fund	0	0	0	0
Nuveen Pennsylvania Municipal Bond Fund	0	0	0	0
Nuveen Virginia Municipal Bond Fund	0	0	0	0
Nuveen New Mexico Municipal Bond Fund	0	0	0	0
Nuveen Maryland Municipal Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended May 31, 2018	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Colorado Municipal Bond Fund	0	0	0	0
Nuveen Arizona Municipal Bond Fund	0	0	0	0
Nuveen Pennsylvania Municipal Bond Fund	0	0	0	0
Nuveen Virginia Municipal Bond Fund	0	0	0	0
Nuveen New Mexico Municipal Bond Fund	0	0	0	0
Nuveen Maryland Municipal Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust I

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: August 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: August 8, 2019

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: August 8, 2019